Exhibit 10.4

Pursuant to 17 CFR 230.406, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

May 12, 2003

Mr. Mark Oakey

Contracting Officer

FCC/Contracts and Purchasing Center

445 12th Street, SW

Washington, DC  20554

RE:          Solicitation No.: SOL03000001

North American Numbering Plan Administrator

Dear Mr. Oakey:

Please find enclosed an Original and five (5) copies of NeuStar, Inc.’s Technical and Management Proposal, Volume 1, in response to the above-referenced solicitation.  The Proposal is compliant in all respects with the instructions to offerors set forth in the Solicitation, and NeuStar, Inc. will fully comply with all delivery requirements set forth in Sections C and G of the Solicitation and the NANPA Technical Requirements Document (TRD) attached to the solicitation. In addition, NeuStar, Inc. hereby acknowledges receipt of the Commission’s answers dated April 17, 2003 in response to Bidders’ questions. For convenience of evaluators, and as required, NeuStar has cross-referenced its proposal response with the evaluation criteria and applicable requirements set forth in Solicitation Sections L.5 and M and the TRD. This cross-reference is provided within parentheses in the table of contents and in the sections themselves.

During the last five plus years, NeuStar, Inc. has successfully served as the NANPA, providing consistently improved service to the Commission and other stakeholders.  Our solution epitomizes best value from: 1) unmatched NANP administration experience, 2) outstanding past NANPA performance, 3) a new state-of-the-art NANP Administration System, 4) a guaranteed seamless and low-risk progression to the next NANPA term, and 5) a low fixed price.

We look forward to continuing our role as the NANPA.  Should you have any questions, or need any clarification, please do not hesitate to contact me at [* * *].  I am NeuStar’s authorized negotiator for this proposal, and am authorized to bind NeuStar to any contract resulting herefrom.

Very truly yours,

NeuStar, Inc.

Gregory J.A. Roberts

Vice President, Numbering Services

Enclosures

TABLE OF CONTENTS

PROPOSAL OVERVIEW

I.	TECHNICAL FACTORS

I.1	NANP ADMINISTRATION SYSTEM TECHNICAL APPROACH (RFP L.5, M.2.A.1, fvTRD 7)

I.1.1	NAS Functionality (TRD 7.2, 7.18)

I.1.1.1	Website (TRD 7.1.2, 7.7, 7.9, 7.11, 7.18, 7.19)

I.1.1.2	Numbering Resource Administration (TRD 7.1.3, 7.4, 7.18.1-2, 7.18.6-7)

I.1.1.3	Forecasting (TRD 7.4.3, 7.18.1, 7.18.3)

I.1.1.4	Notification (TRD 7.4.1, 7.7.9, 7.9.1, 7.11, 7.18.3)

I.1.1.5	Reporting (TRD 7.1.2, 7.9, 7.18)

I.1.2	NAS Architecture (TRD 7.1.3)

I.1.2.1	Hardware (TRD 7.6)

I.1.2.2	Software (TRD 7.1.2, 7.4, 7.12)

I.1.2.3	Interfaces and Electronic Data Transmission (TRD 7.1, 7.2, 7.4.2-5, 7.7.1, 7.9.1, 7.10, 7.19.7)

I.1.3	NAS Architectural Robustness (TRD 7.19.4, 7.19.6)

I.1.3.1	Sizing and Scalability (TRD 7.1.3, 7.19.5)

I.1.3.2	Availability (TRD 7.1.1, 7.19.5-6)

I.1.4	NAS Security Approach (TRD 2.13, 7.2, 7.4.2, 7.6)

I.1.4.1	Infrastructure Level (TRD 2.13)

I.1.4.2	Web Application Interface (TRD 2.13.4, 7.1.2, 7.7.8)

I.1.4.3	EFT Interface (TRD 7.4.3-4, 7.7.8)

I.1.5	NAS Infrastructure Management

I.1.5.1	Data Management, Integrity, Storage, and Retrieval (TRD 7.2, 7.4.1)

I.1.5.2	Enterprise Management

I.1.5.3	Network Management

I.1.5.4	Backup and Recovery (TRD 7.13, 7.14)

I.1.5.5	Maintenance Approach (TRD 7.1.1, 7.5, 7.19.7)

I.1.6	NAS Operational Capabilities

I.1.6.1	Facility Locations (TRD 7.3, 7.8)

I.1.6.2	Help Desk (TRD 7.10)

I.1.6.3	Technical Staff

I.2	Implementation Approach (RFP L.5, M.2.A.3, entire TRD)

I.2.1	Overall Project Plan (RFP L.5, M.2.A.3, TRD 2.14, 7.7.1)

I.2.1.1	Automated NANP System Development and Implementation Phase

I.2.1.2	NANP Administration Systems and Service Implementation

I.2.1.3	Transition to NANP Administration Phase

I.2.1.4	Reporting Phase

I.2.1.5	Industry Meetings (Travel Phase)

I.2.1.6	Data Requirements-CDRLs Phase

I.2.1.7	Ongoing Operations Phase

I.2.2	Staff Management Approach (RFP L.5, M.2.A.3, TRD 2.5)

I.2.3	Risk Management Approach (RFP L.5, M.2.A.3, entire TRD)

I.2.4	Change Control Approach (RFP L.5, M.2.A.3, TRD 2, 4, 7,10)

I.2.4.1	Software Change Control Approach (RFP L.5, M.2.A.3, TRD 7)

I.2.4.2	Guidelines and Directives Change Control (RFP L.5, M.2.A.3, TRD 2.10, 4.1, 7, 10.6, 10.7)

I.2.5	Quality Assurance Approach (RFP L.5, M.2.A.3, TRD 7, 9)

I.2.5.1	Software Quality Assurance (L.5, TRD 7, M.2.A.3)

I.2.5.2	Audits and Performance Monitoring (RFP M.2.A.3, TRD 9)

I.2.6	Contract Data Requirements List (CDRL) (RFP M.2.A.3, TRD 10)

I.2.7	Reporting (RFP M.2.A.3, TRD 7, 8)

I.3	NANPA Administrative Functions (RFP L5, M.2.A.2, TRD 2, 3, 4, 5, 6, 8)

I.3.1	Central Office Code Administration (RFP L.5, M.1.A.2, TRD 4,)

I.3.1.1	Client Services (RFP L.5, M.1.A.2, TRD 4.2.1)

I.3.1.2	CO Code Processing (RFP L.5, M.2.A.2, TRD 4.2.2)

I.3.1.3	Communication and Notification Functions (RFP L.5, M.2.A.2, TRD 4.2.3)

I.3.1.4	Status Reporting (RFP M.2.A.2, TRD 4.2.4,)

I.3.1.5	Tracking CO Code Utilization for NPA Relief (RFP L.5, M.2.A.2, TRD 4.2.5,)

I.3.1.6	Management of Jeopardy Conditions (RFP M.2.A.2, TRD 4.2.6)

I.3.1.7	Management of Code Inventory (RFP M.2.A.2, TRD 4.3,)

I.3.1.8	Resource Reclamation (RFP M.2.A.2, TRD 4.4)

I.3.2	NPA Relief Planning (RFP L.5, M.2.A.2, TRD 4.2.5, 5.0, 8.3,)

I.3.2.1	Relief Timing (RFP L.5, M.2.A.2, TRD 5.1.1, 5.1.4,)

I.3.2.2	NPA Relief Planning (RFP L.5, M.2.A.2, TRD 4.2.5, 5.1.2 to 5.1.10, 5.1.16, 8.3)

I.3.2.3	Status Reporting (RFP L.5, M.2.A.2, TRD 5.1.5, 5.1.9, 8.3)

I.3.2.4	NPA Code Assignment (RFP L.5, M.2.A.2, TRD 5.1.11)

I.3.2.5	Implementation (RFP L.5, M.2.A.2, TRD 5.1.12)

I.3.2.6	Meeting Other TRD Section 5 Requirements (RFP M.2.A.2, TRD 5, 5.1.16, 5.2)

I.3.3	Utilization and Forecasting (RFP L.5, M.2.A.2, TRD 6)

I.3.3.1	Data Request (RFP L.5, M.2.A.2, TRD 6.1.1, 6.12, 6.1.3, 6.1.7, 6.4)

I.3.3.2	Data Analysis (RFP L5, M.2.A.2, TRD 6.1.3, 6.1.4, 6.1.7, 6.1.10, 6.1.11, 6.3)

I.3.3.3	Data Reporting (RFP L5, M.2.A.2, TRD 6.1.5, 6.1.6, 6.1.8, 6.1.9, 6.3.3)

I.3.3.4	Data Aggregation (RFP L.5, M.2.A.2, TRD 6.1.8)

I.3.3.5	Data Anomalies and Trends (RFP L.5, M.2.A.2, TRD 6.1.11, 6.2, 6.3.3)

I.3.4	NANP Administration (RFP M.2.A.2, TRD 3,)

II.	MANAGEMENT FACTORS (RFP L.5, M.2.B)

II.1	Past Performance (RFP L.5, M.2.B.1)

II.2	Key Personnel (RFP L.5, M.2.B.2, H.5, H.7)

II.3	Management Organization (RFP L.5, M.2.B.3)

II.3.1	NANPA Functional Organization

II.3.2	How NANPA Fits in with Overall Corporate Goals (RFP L.5, M.2.B.3)

II.3.3	How NeuStar will Guarantee Neutrality (RFP L.5, M.2.B.3, H.8.B.3)

II.4	Communication Approach and Escalation Procedures for Establishing and Maintaining Interfaces (RFP L.5, M.2.B.4, TRD 2.17)

LIST OF EXHIBITS

I-1	Transformation of NeuStar’s NANPA System Architecture

I-2	Standard Application Process Flow

I-3	NANP Administration System Architecture

I-4	NAS Application Architecture

I-5	Communications Facilities

[* * *]

I-7	Staff Category/Hour Chart

I-8	Change Control Process

I-9	Change Management Plan for Modification of Guidelines

I-10	NeuStar’s Quality Assurance Approach to Software Development

I-11	NeuStar Quality Management Approach

I-12	Central Office Code Processing Assignment Request

I-13	NeuStar’s NPA Relief Planning Process

I-14	NeuStar’s NRUF Reporting Process

II-1	NeuStar’s NANPA Organization

LIST OF TABLES

I-1	NAS Hardware (per site)

I-2	Electronic Data Transmission Means Supported

I-3	System Availability

I-4	Relevant Facts About NeuStar’s NAS Location

I-5	Software Development Phases

I-6	Planning and Implementation Activities

I-7	NAS Implementation Assessment and Mitigation Approach

I-8	NeuStar’s 33 Performance Measurements and Related Metrics

I-9	NANPA Contract Data Requirements

I-10	NANPA Reports

I-11	Central Office Code Application Material Checklist

I-12	Central Office Code Application Evaluation Criteria

I-13	Data Elements Used in Forecasting NPA Exhaust

I-14	NPA Exhaust Report – Sorted by State

I-15	Error and Anomalies Detected During Submission Process

I-16	Key Points – Administering NANP Resources

II-1	Meeting the Criteria

II-2	NeuStar NANPA Organization Job Descriptions

II-3	Interfaces

II-4	Severity Definitions

II-5	Escalation Sequence

II-6	Escalation Contact List

ACRONYMS

ANI II	Automated Number Identification Information Indicator

ANSI	American National Standards Institute

AOCN	Administrative Operating Company Number

ATIS	Alliance for Telecommunications Industry Solutions

B2B	Business-to-Business

BIRRDS	Business Integrated Routing and Rating System

BPS	Bits Per Second

CARE	Customer Account Record Exchange

CAS	Code Administration System

CDRL	Contract Data Requirements List

CIC	Carrier Identification Code

CLEC	Competitive Local Exchange Carrier

CLIN	Contract Line Item Number

CMM	Capability Maturity Model

CMRS	Commercial Mobile Radio Service

CSR	Customer Service Representative

CA	Code Administrator

CO	Central Office

COCUS	Central Office Code Utilization Survey

COTR	Contract Officer’s Technical Representative

CSR	Customer Service Representative

CVS	Concurrent Version System

D/FR	Director, Federal Relations

D/LA	Director, Legal Analysis

D/SR	Director, State Relations

D-SQM	Director, Software Quality Management

DCAA	Defense Contract Audit Agency

DBA	Database Administrator

DBMS	Database Management System

DDS	Document Distribution Service

DIR	Director

EFT	Electronic File Transfer

EJB	Enterprise Java Beans

FAQ	Frequently Asked Questions

FCC	Federal Communication Commission

FTP	File Transfer Protocol

FRS	Functional Requirements Specification

GUI	Graphical User Interface

HA	High Availability

HP	Hewlett-Packard

ICANN	Internet Corporation for Assigned Names and Numbers

IDS	Intrusion Detection System

IETF	Internet Engineering Task Force

INC	Industry Numbering Committee

IPD	Initial Planning Documents

ITU	International Telecommunications Union

J2EE	Java 2 Enterprise Edition

JDBC	Java Database Connectivity

JSP	Java Server Pages

LERG	Local Exchange Routing Guide

LNP(A)	Local Number Portability (Administration)

M	Million

M/NIL	Manager, NRUF and Industry Liaison

MSA	Metropolitan Statistical Area

MTBF	Mean Time Between Failure

MTTR	Mean Time to Repair

NANC	North American Numbering Council

NANP(A)	North American Numbering Plan (Administrator)

NAS	NANP Administration System

NENA	National Emergency Number Association

NOC	Network Operations Center

NOWG	Numbering Oversight Working Group

NPA	National Pooling Administration

NPAC	Number Portability Administration Center

NPSM	Number Portability Subscription Manager

NRM	NANP Resources Manager

NRO	Number Resource Optimization

NRUF	Numbering Resource Utilization Forecast

NXX	Term used interchangeably with central office code and refers to the fourth, fifth, and sixth digits of a 10-digit telephone number (N = 2-9, X = 0-9)

OBF	Ordering and Billing Forum

OCN	Operating Company Number

OLTP	Online Transaction Processing

OSS	Operation Support Systems

PA	Pooling Administration

PAS	Pooling Administration System

PDF	Portable Document Format

PIP	Performance Improvement Plan

PM	Program Manager

PMBOK	Project Management Body of Knowledge

PMI	Project Management Institute

RAID	Redundant Array of Independent Disks

RBOCS	Regional Bell Operating Companies

RD-CA	Regional Director, Code Administration

RDBS/BRIDS	Routing DataBase System and Bellcore Rating Input Database

RFP	Request for Proposal

SA	Systems Administrator

SAA	Senior AOCN Administrator

SCA-QA	Senior Code Administrator, Quality Assurance Manager

SEI	Software Engineering Institute

SM/DA	Senior Manager, Data Analysis

SNMP	Simple Network Management Protocol

SMS	Service Management System

SNA	Senior NRUF Administrator

SNRP	Senior NPA Relief Planner

SE	Systems Engineer

SP	Service Provider

SPOF	Single Points of Failure

SSE	Senior Systems Engineer

TCP/IP	Transmission Control Protocol/Internet Protocol

TLD	Top-Level Domain

TRD	Technical Requirements Document

UML	Unified Modeling Language

UNP	Unassigned Number Porting

US	United States

USP	Uninterrupted Power Supply

VoIP	Voice Over Internet Protocol

VSC	Vertical Service Code

WiFi	Wireless Fidelity

PROPOSAL OVERVIEW

NeuStar’s “best value” NANPA offering will provide the Commission and the industry with the highest quality and lowest risk solution, delivered by a vendor with unmatched experience and unassailable neutrality.

[* * *]

NeuStar offers the Commission and the industry two factors that are simply unavailable from any other vendor: unmatched experience and unassailable neutrality.  In addition to these corporate qualities, NeuStar’s integrated operations and technology solution offers the highest quality and lowest risk.  NeuStar further sets itself apart from the competition by offering this high-quality, low-risk solution at a competitive price, thus demonstrably providing “best value” to the Commission.

Unmatched Experience

NeuStar’s numerous accomplishments during the first NANPA term are the foundation for the second term.

NeuStar’s administration of vital numbering resources has been a steady and reliable beacon throughout this period of competitive upheaval in telecommunications.  Since its selection by the Commission in 1997 as the first and only impartial NANPA, NeuStar has effectively and efficiently administered the NANP, working cooperatively with the FCC to rigorously implement the Commission’s numbering orders and rules throughout this turbulent time.  NeuStar served as the Commission’s instrument to enact the bold, innovative measures needed to ensure the viability of the NANP.  In the final analysis, NeuStar not only has managed numbering resources, but has also managed the impact of dramatic industry changes on these critical resources.  [* * *]

[* * *]

NeuStar’s experience is embodied in its existing NANPA organization. Key personnel within this group, led by Mr. John Manning, have over 130 years of combined industry and regulatory experience and over 40 years of actual, direct NANPA experience. It is a veteran team, widely respected as industry experts, working together cohesively and efficiently. NeuStar will augment this team with experienced technical experts to deliver the new system specified in the solicitation.  All proposed “Key Personnel” are already on board and other personnel needed on Day One have been named and are poised to commence work immediately under the next term.

[* * *]  In addition, the NeuStar’s NANPA organization is dedicated solely to the performance of NANPA functions, and reports directly to a company officer.  Any problems will be diagnosed quickly, escalated through a short chain of command, and resolved expeditiously.

[* * *]

Unassailable Neutrality

At NeuStar, neutrality is not a platitude; it is our identity.  Our neutrality ensures timely, fair, and even-handed NANP resource administration now and into the future.

The neutrality of the NANPA is critical to the effective administration of NANP resources, and is an essential component of a vendor’s value. Neutrality is vital because the Commission and service providers must rely upon the NANPA to administer numbering resources strictly in accordance with Commission rules and industry guidelines, and in an even-handed, neutral manner ensuring that no particular industry segment or technology is unduly advantaged or disadvantaged.

[* * *]

NeuStar satisfies all of the Commission’s strict criteria for being a neutral third party.  Our neutrality is not sheltered, fenced-off, or confined to certain groups and organizations; rather, it is deeply ingrained throughout the entire company and fundamental to our existence and way of doing business. All NeuStar employees follow a strict FCC-approved neutrality “Code of Conduct”. NeuStar employs an independent FCC-approved auditor to verify that our services are being provided in a neutral fashion and to confirm our ongoing adherence to the neutrality Code of Conduct.  NeuStar has passed all 11 quarterly audits to-date, a spotless record.

NeuStar’s neutrality goes beyond its Code of Conduct and the day-to-day actions of its personnel and extends to the corporate level.  [* * *]

Lowest Risk Deployment and Operations

NeuStar’s transition plan, combined with its position as the incumbent NANPA, ensures a smooth, flawless migration to the NANP administration system (NAS) followed by effective, reliable operations.

[* * *]

NeuStar has developed a sound migration plan and will concentrate on the development and deployment of the new NANPA system the moment the contract is awarded. NeuStar can successfully transition NANPA operations to the NAS after the development period without having to hire any staff or conduct NANPA process and familiarization training.

Upon review of the NANPA system requirements and the specified deployment schedule, NeuStar quickly determined that the timeline is very aggressive.  However, NeuStar can and will meet the schedule challenge by leveraging the business rules, algorithms, and logic from the current NANPA systems and the application framework of NeuStar’s National Pooling Administration System.  [* * *]

As if the schedule challenge is not enough, the new NANPA vendor must flawlessly migrate a tremendous volume of data (historical and current) from the current NANPA systems to the new system.  To successfully complete this undertaking, the selected vendor must possess detailed understanding of all current NANPA systems, database schemas, and underlying logic.  [* * *]

[* * *]  NeuStar’s experience will enable the Commission’s limited resources to focus on its core policymaking mission, with the assurance that NANP resource administration is in qualified hands.

In addition, in today’s environment, many state regulatory agencies and, in particular, service providers, have significantly downsized their organizations, requiring their numbering resource personnel to do more with less.  As a result, they simply cannot afford the time and effort to “train” a new NANPA, nor should they have to endure the resulting disruptions of an inexperienced NANPA—during transition or through a long learning curve performing day-to-day responsibilities.

By retaining NeuStar as the NANPA, the Commission can minimize overall program risk and be confident that a new NANPA system will be successfully deployed, data will be accurately migrated, and high-quality NANPA operations will continue without interruption.

Highest Quality Solution

NeuStar has formed its NANPA solution using the highest quality combination of software, infrastructure, processes, and personnel.

As a vital tool for NANPA, the quality of the NAS serves as the foundation of NeuStar’s solution.  NeuStar’s current NANPA systems—CAS, DDS, and the NRUF—all operational and error-free, along with the production-proven National PA System application framework, will serve as the foundation for NAS.  NeuStar will leverage these quality software components to deliver a stable, fully functional, integrated, productivity-enhancing system on time.  Additionally, NeuStar’s NAS will offer tangible improvements over the current NANPA technology suite, including an application portal with unified logins and security, a redesigned web site, expanded automated resource management, and integrated forecasting.

To meet the solicitation’s reliability, capacity, throughput, and availability requirements, [* * *]  Although the technical requirements in the solicitation are virtually identical to those for PAS, NeuStar has improved upon the PAS architecture in the areas of security and performance.  NeuStar has designed NAS to offer the high availability prescribed by requirements.  At carefully selected points in the architecture, redundancy has been added, either locally or cross-site, guaranteeing high availability.

While the technical quality of the architecture is impressive, it is surpassed only by the quality of NeuStar’s NANPA team.  For example, NeuStar’s NANPA team goes beyond simple understanding of NANPA process flows.  NeuStar’s team fully understands why processes flow the way they do, the rationale for decisions leading to the process flows, and the comprehensive impact of potential change on process stakeholders.  [* * *]

The NANPA review process provides concrete evidence of this quality.  The real-world performance of the NeuStar NANPA team has been monitored continuously and undergone formal yearly reviews by NANC-selected industry experts and has been found to repeatedly exceed the stringent expectations of the industry.

[* * *]

NeuStar’s technical factor highlights

•      A fully integrated, state-of-the-art system:

•      Expands upon current functionality-fully compliant with new requirements

•      Platforms selected for best-value performance

•      99.98% availability-exceeding requirements

•      Dual-site infrastructure-virtually eliminates outages

•      Greater security throughout architecture

•      Easy to use, web-based user interface

•      Website redesign to optimize user experience

•      Lowest risk implementation approach:

•      Experienced team in place-Day One

•      Comprehensive WBS drafted-over 2,000 tasks/subtasks identified

•      Risks identified, quantified, and mitigated-ensures smooth transition

•      Pre-award work underway-FRS delivered within 10 business days of contract award

•      Leverages existing, proven algorithms and software

•      Continuing responsible and trusted performance of NANPA functions:

•      Unassailable neutrality of service delivery

•      High customer satisfaction ratings

•      Unmatched, in-depth knowledge of all NANP functions and stakeholders including associated nuances

•      Processes and service delivery compliant with all regulatory directives and industry guidelines

•      Established and effective processes in place for CO code administration, NPA relief planning, NRUF, and other NANP resources

•      Demonstrated record of performance handling unprecedented volumes of work:

•      Passed all 11 neutrality audits

•      Initiated 132 relief projects

•      Facilitated nearly 1,000 NPA relief planning meetings

•      Produced 1,500 NPA relief planning documents

•      Filed 120 relief petitions

•      Processed over 150,000 CO Code applications with computer like efficiency

•      Quickly responded to over 80,000 telephone inquiries

•      Managed more than 100 area codes in jeopardy

•      Recovered 1,900 CO Codes or 19 million numbers since 2000

I.              TECHNICAL FACTORS (RFP L.5, M.2.A)

NeuStar will combine a highly qualified staff with a new, state-of-the-art NANP Administration System, and a proven “jump start” implementation approach to ensure a seamless, low risk transition and outstanding performance throughout the next term.

The successful next term NANPA must demonstrate through directly relevant past performance its ability to: 1) develop and deploy a comprehensive NANP Administration System (NAS) per the detailed technical and functional requirements of the solicitation; 2) convert and migrate data flawlessly from the current NANPA systems (CAS, DDS, and NRUF) into this new NAS; and 3) administer all NANP resources in a fair, impartial, cost-effective, and high quality manner.  NeuStar is that vendor.

NeuStar proposes a highly functional, reliable, and available NAS hardware and software solution that meets and, in several areas, exceeds the requirements.  This solution leverages the algorithms, business logic, and application framework, as appropriate, from the current NANPA systems and the National Pooling Administration System (PAS).  This approach greatly reduces schedule risk, and provides the same look-and-feel of PAS, enabling end-users to reduce training time and increase productivity.  NeuStar’s proposed NAS is detailed in Proposal Section I.1.

NeuStar has outlined a sound implementation plan with comprehensive approaches to staffing, risk management, change control, and quality assurance.  [* * *]  This approach allows for increased development and test time, which translates into a higher quality system and materially reduces schedule risk.  NeuStar’s proposed implementation approach is described in Proposal Section I.2.

NeuStar’s expertise in the most important aspect of the NANPA function—service to all stakeholders—is discussed in Proposal Section I.3.  In this section, NeuStar demonstrates its intimate knowledge and thorough understanding of rules and procedures in the Commission’s Reports and Orders governing the NANPA, the nuances of these orders and the requisite processes associated not only with code administration, relief planning, and NRUF, but for the administration of other resources as well.

I.1           NANP ADMINISTRATION SYSTEM TECHNICAL APPROACH (RFP L.5, M.2.A.1, TRD 7)

NeuStar’s state-of-the-art NAS will build on and evolve from the proven business logic of our current CAS, DDS, and NRUF tools to support all existing and newly required capabilities, while greatly improving the capacity, availability, and security of the current solution.

NeuStar is privileged to offer a NAS, which represents the evolution of its current solutions for NANPA.

NeuStar’s NANPA software currently consists of three separate and distinct tools, each performing specialized tasks.  The Code Administration System (CAS) provides functionality focused on facilitating CO code administration.  NeuStar’s Document Distribution Service (DDS) provides a mechanism for users to electronically subscribe to and receive notifications relating to NPA relief planning, which proved to be a highly efficient and successful alternative to faxing documentation to hundreds of interested parties.  Finally, the Number Resource Utilization and Forecasting (NRUF) tools provide a mechanism through which numbering resource utilization/forecasts can be submitted by service providers and processed by NANPA personnel.  Each of these tools has proven to be an effective mechanism, greatly increasing the productivity of NeuStar’s NANPA team and NANPA customers alike.

Much of the capability provided by these tools was conceived and defined by NeuStar NANPA personnel, on their own initiative, without formal requirements or requests from the FCC or other clients.  NeuStar produced the tools to facilitate the tasks related to the administration of the NANP, and implemented them with the concurrence of the FCC.

The time has now arrived for a new NANPA term.  Understandably, the current NANPA tools’ capability, maintainability, and capacity should not only be preserved, but also formalized, integrated, and augmented.  Having conceived, designed, and implemented much of the functionality associated with the current NANPA tools, NeuStar is uniquely qualified to transform these and grow a state-of-the-art, next-generation integrated system, while deriving maximum reuse of the business logic behind existing tools—a mark of best value.  Not only will NeuStar ensure that NAS will fully comply with the stringent requirements and expectations set forth in the FCC’s solicitation, but NeuStar will also introduce the following innovations as well:

•                  NeuStar’s NAS architecture offers extraordinary availability[* * *], minimal scheduled downtime, real-time data replication, and a fully capable backup site that will also serve as a development and test environment for future enhancements—easily surpassing the solicitation requirements.

•                  NeuStar will combine the three currently separate NANPA tools (DDS, CAS, and NRUF) into an, integrated system, increasing data security, enhancing data integrity and facilitating information dissemination and availability.  Only NeuStar can completely ensure that none of these tools’ current capabilities will be compromised in any way as these functionalities are integrated into NAS.

•                  The NAS will permit real-time access to resource status reports, ensuring up-to-the-minute information availability to both regulatory personnel and the industry.

•                  The NAS will continue to provide state regulatory commissions with data on applications for, and NANPA confirmations of, CO code assignments allowing states to effectively monitor and, when necessary, take appropriate action concerning the use of CO codes in their respective states.

•                  The NAS will automatically process applications for changes to existing CO code assignments, significantly reducing the number of applications requiring manual Code Administrator (CA) review, thus expediting the processing of such requests.  Specifically, requests to change the Operating Company Number (OCN) associated with a CO code assignment will be processed without CA involvement, provided both the old and new OCNs are included in the applicant’s profile.  Further, in accordance with current INC guidelines, the system will no longer require service providers to submit changes involving the switch identification and tandem homing arrangements.

•                  The NAS will accept online submission of applications for Feature Group B and D Carrier Identification Codes (CICs), 500 NXXs, 900 NXXs, 456 NXX codes, 800-885 and 555 line numbers, using new error checking capabilities to ensure accurate and complete applications are submitted by service providers for prompt processing.

•                  In addition to accepting online submissions of NRUF Form 502, the NAS will also permit service providers to update and/or correct previously submitted data in real-time, making it easier for service providers to ensure more accurate data is collected, especially between reporting cycles.  Further, making this process easier for the industry will encourage service providers to update NRUF information more often, especially forecast data, which will allow NANPA to continually assess forecast versus actual CO code assignments and make appropriate adjustments to NPA and NANP exhaust projections, minimizing the chances of NPA jeopardies and premature number exhaust.

•                  The NAS will permit password-protected access by state regulatory commissions to service provider submitted NRUF data for the NPAs within their states.  States will now have online access to both current NRUF data and previously submitted service provider data.  The NRUF data provided via CD will also be available to those states that desire to obtain this information on an as-needed basis.

•                  The updated NANPA website will provide improved navigation tools to assist visitors in finding information in a more user-friendly manner.  Based on NeuStar’s experience as the NANPA and understanding of the variety of visitors that use the website, NeuStar will organize the site to address the needs of regulatory personnel and industry for detailed data while providing the general public easy access to topical numbering information like area code maps.

Exhibit I-1, illustrates the transformation of NeuStar’s NANPA tools into integrated NANPA system architecture.  The following describes NeuStar’s NAS, carefully examining its functionality, architecture, robustness, security, as well as infrastructure management and operational capabilities.

[Exhibit I-1: Graphic Design]

I.1.1        NAS Functionality (TRD 7.2, 7.18)

The integrated NAS represents a transformation from the systems that currently support the NANPA.  It includes capabilities such as a redesigned website, a unified resource management approach, integrated forecasting functionality, enhanced document notification, and comprehensive reporting.  Taken individually and compared to the capabilities provided by the current NANPA tools, the changes appear to be incremental.  However, when viewed as a whole, the result is a thorough overhaul that will improve the usability of NANPA end user tools and position NeuStar as the NANPA of the future, while at the same time maintaining the elements of the current NANPA software that have made it so successful over the years.

I.1.1.1     Website (TRD 7.1.2, 7.7, 7.9, 7.11, 7.18, 7.19)

The current NANPA website is the single authoritative source of internet-based NANP information for the members of the NANP constituency.  During the past five years, the NANP website has gradually evolved as the volume and complexity of the information has grown.  The site also has changed to reflect the changing standards of website design.

As part of the NAS deployment, NeuStar is proposing a significant redesign of the NANPA website.  This redesign will improve the organization and usability of the existing website, provide an integrated portal for the NAS application, and provide a solid foundation for the planned expansion of the website during the upcoming NANPA term.  Through its many communication mechanisms (email distribution lists, newsletters, NANC reports, etc.), NeuStar will convey ongoing information and updates to educate users and ensure a smooth transition to the new NANPA website

Website organization and usability—In 1997, when the original NANPA requirements were developed, the website was envisioned as a secondary source for NANP information.  The primary source was, of course, paper that was laboriously distributed by mail or fax to the NANPA stakeholders.  NeuStar recognized that the website could provide up-to-the-minute information in a form that could be readily downloaded at the convenience of the site visitor. [* * *]

[* * *]  Other than the NANPA website, there is very little “official” numbering information available on the internet.  As a result, the website, originally designed as a reference for numbering experts, came to be used by the general public, who did not understand why so many new area codes were being introduced.

NeuStar is uniquely qualified to redesign the site for two key reasons.  First, through software that monitors access to the website, NeuStar designers know the pages that are most frequently visited.  A clear objective of the redesign is to make those pages as easy to reach as possible.  Secondly, NeuStar receives a significant volume of user feedback from site visitors.  Email response traffic varies, ranging from 25-100 emails per day.  Recurring questions in these emails provide powerful insight into what users want to know about numbering issues.

NeuStar has begun identifying and cataloging ideas and plans for site reorganization.  As specific examples, NeuStar plans to design the architecture of the site around whole pages, replacing the current frame-based architecture.  The use of integrated pages makes the site easier for others to link to and to bookmark.  It also provides a better user experience to those finding the NANPA site via search engine and directory referrals, and should serve to facilitate search engine listing of the site, making NANPA information more easily found on the Web.  The design and development work for the website redesign is currently underway and will be accomplished as part of the overall NAS rollout.

As part of the site reorganization, the site will also be reviewed to ensure accessibility, keyboard navigability, and other important usability principles as described in the solicitation.  The website will also include search engine functionality and will be updated within one business day of any document change or release.  As with all of NeuStar’s websites, the NANPA websites (NANPA and NANC Chair) will comply with the industry’s evolving best practices for privacy, including, for example, the Gramm-Leach Bliley Act of 1999 and other applicable legislation and guidelines.

Website application portal—The NAS will provide a single, unified web-based system that incorporates the functions of numbering resource management, forecasting, notifications, and reporting.  This web-based system will provide a single user sign-on and common “look-and-feel” for the user interactions required by these operational functions.  NANPA personnel will also use the same web-based interface, leveraging the role-based application security provided by the NAS architecture.

The application portal will contain user profile management functions.  These functions will allow NANPA personnel to maintain comprehensive user contact information.  Users will obtain a login through a request form.  The request form will be routed to a login administrator, who will process the application and (if approved) assign a unique login ID, initial password, and appropriate security level.  NANPA personnel will administer all logins and will perform routine tasks such as account disabling, resetting lost passwords, and resolving logon problems.

Of the three tools currently supporting NANPA, only NRUF lacks a web-based interface.  The NAS forecasting functions will provide the ability to submit forecasts via the web interface in a way that NeuStar pioneered with its PAS software.  The other two tools (CAS and DDS) currently provide a web-based interface; however, they are not integrated.  The NAS will accomplish this integration, providing users with a single authentication mechanism for all system interactions.

[* * *]  By organizing NAS around an application portal, NeuStar is taking tangible steps to “future-proof” NAS to be able to adopt the management of additional resources.  NeuStar’s unique understanding of the business processes which underlie numbering resource management enables it to build an application portal infrastructure which is capable of future growth while not compromising near-term delivery and quality.

Directions for website expansion—With the past as an indicator, NeuStar recognizes that it is not possible to perfectly predict the ways in which web technology will evolve throughout the upcoming NANPA term.  Consequently, NeuStar will undertake technology-based site changes and leverage newly available technologies only with a clearly defined payback and a clear understanding of the associated risks.

NeuStar’s directions for site expansion are directly targeted at increasing the volume, ease, and relevance of communication among NANPA stakeholders.  Among the possibilities that NeuStar is considering during the upcoming NANPA term are: message boards for discussion among NAS users, the introduction of a “web log” (a.k.a. “blog”) mechanism to allow NANPA personnel to post content dynamically, and expansion of information targeted to consumers.  None of the areas for website expansion would have any significant impact on the overall stability or performance of the NANPA website.  NeuStar would undertake activities in these areas after duly consulting with the NANPA stakeholders.

I.1.1.2     Numbering Resource Administration (TRD 7.1.3, 7.4, 7.18.1-2, 7.18.6-7)

Numbering resource administration is the core functional responsibility of NANPA.  As the neutral authoritative administrator of telecommunications numbering resources, the NANPA requires a robust, reliable, secure platform to facilitate the efficient management of numbering resources.  [* * *]

The numbering resource administration functions will use categories and formats that correspond to those currently used, enforcing business rules as applicable.  They will also evolve (as necessary) to comply with regulatory directives and industry guidelines.

Flexible framework—While the majority of the work currently conducted by NeuStar as the NANPA involves administering NPAs and CO codes, NeuStar’s responsibilities are much broader, requiring the management of resources as varied as CICs, 555, and 900 NXXs.  Recognizing this, NeuStar’s NAS solution provides a single, integrated point of contact for all resource requests.  This solution will eliminate the need for paper-based interchange of documents that currently takes place for these low-volume resources being managed by NeuStar.

At the heart of NeuStar’s NAS is a flexible framework for managing resource administration that revolves around the exchange of documents between Service Providers (SPs) and NeuStar.  This system provides a generic framework for an exchange of documents between the SP and NeuStar to request a change in resource allocation.  This generic framework allows NeuStar to provide resource-specific documents and interaction protocols while maintaining the integrity of the business processes that make each resource unique.  Additionally, the framework will allow for the addition of both new data elements, new NPAs, new resources, and, if necessary, expansion of the NANP.

The basic allocation process during resource management involves a three-part document exchange between the SP and NeuStar.  First, the SP requests a resource.  Then, typically, NeuStar responds with the requested resource, after verifying the resource request.  Finally, the SP replies to NeuStar to indicate the resource has been put in service (See Exhibit I-2).  The simplicity of the document interchange belies the subtleties of the business rules that must be implemented within the system.  For example, if an NPA is considered to be in jeopardy, only a particular number of resources can be allocated in a given month; the remaining requests may have to be carried over to the next month.

NeuStar’s NAS framework accommodates these kinds of important differences in resource management processes and will capture, as part of the system’s enforced business rules, NeuStar’s unique understanding of the processes that must be seamlessly managed by NANPA.

Batch Processing (EFT)—In addition to online web-based processing, the NAS framework also includes Electronic File Transfer (EFT) via batch submission using XML-based file formats.  Users initiate the batch process by submitting a file to an EFT server.  Then, periodically, a scheduled job runs on the batch application server that sequentially processes all available files.  A file will generally contain multiple transactions.  Each file is processed and its transactions flow through the same edits and business rules as an online transaction.  Subsequently, corresponding updates are made to the database and (as appropriate) email notifications are sent to users.  After the system processes each file, it constructs a response file (also in XML) that is placed on the EFT server, where it will be picked up by the user.

[***]

Workflow management—In addition to the document exchange facilities required for NANPA, NeuStar’s NAS will provide advanced workflow management tools for both NANPA and SP personnel.  These workflow management tools will be based upon the tools NeuStar provides to the users of its PAS.  NeuStar will provide the same productivity-enhancing functionality to NAS users as well.

NeuStar’s workflow tools provide a simple work list for each user.  The work list contains all of the work items assigned to that user.  Each work item represents either a task that the user must complete, or a notification that some activity has occurred.  When the user selects the work item, the system shows the appropriate form to the user and guides the user through the task completion process.  The workflow tools will provide many benefits to NANPA users.  These benefits specifically include:

•                  Request flow—Individual requests will move smoothly through the process, meeting deadlines and receiving proper attention.

•                  Work prioritization—The work item list will provide all NAS users with a simple, useful mechanism to prioritize work.

•                  Email notification—As deadlines approach, the email notification mechanism will send reminders directly to end-user accounts, a capability that will be especially useful to occasional users of NANPA systems.

•                  Audit history—The workflow tools will provide time-stamped logs of actions taken on resource requests.

All of these benefits are delivered in an application that integrates smoothly with the day-to-day operational tasks of all NANPA users.  Further, the generic nature of the NAS resource management infrastructure, which includes mechanisms for document exchange, flexible business rules, and workflow management tools, means that NeuStar’s NAS is well-positioned to adapt to the necessary changes that will emerge from the inevitable industry changes during the next NANPA term.

I.1.1.3     Forecasting (TRD 7.4.3, 7.18.1, 7.18.3)

Of the core NANPA functions, forecasting numbering usage and exhaust is both the most important and most difficult.  [* * *]

FCC’s current basis for NANP exhaust forecasting, the NRUF tool, broke new ground by forcing quantitative discipline into the NANP growth process.  The activity of soliciting input from each SP, combining those inputs, and adding forecasting algorithms introduced the well-understood process of capacity planning to an area that had previously not needed such rigor.

The NAS software will maintain the high-quality forecasting algorithms that NeuStar pioneered as the NANPA while expanding upon it in several key areas. First, forecasting functionality will be integrated into NAS and provided under the unified NAS login. This will allow SPs to submit forecasts via file transfer, improving the security and certainty of delivery over the current email approach. Additionally, SPs will be able to perform forecasting tasks using a web-based user interface. This represents a significant step forward from the current approach, which only allows file-based submissions. Lastly, the forecasting business rules and data storage will be integrated into NAS.  This will be an improvement from the current tool, which was developed as a needs-based, add-on to the current NANPA tools. With these improvements, SPs will now be able to benefit from the ability to submit CO code requests immediately after the submission of their forecasts rather than waiting until the next business day.

While NeuStar will place considerable effort into improving the integration of forecasting within the sphere of NAS, it believes the most critical part of software-based forecasting continues to be the analytical algorithms used to accomplish the task.  NeuStar developed initial versions of these algorithms in collaboration with the Commission and the industry.  They have a simple goal: to estimate the exhaust of NANP resources. However, the algorithms embody considerable complexity.  During the years of operating the NRUF, NeuStar has made (and continues to make) refinements to the algorithms. Additionally, the process of forecasting cannot be reduced solely to quantitative mechanisms. As the current NANPA, NeuStar uses the NRUF software, combined with local knowledge and the unmatched experience of the NANPA staff, to produce forecasts that have been accepted by the Commission and widely applauded by the industry for their ability to manage change in the NANP.

I.1.1.4     Notification (TRD 7.4.1, 7.7.9, 7.9.1, 7.11, 7.18.3)

Reports and documents related to NANP resources represent the key external view of NANPA activities.  Interested parties expect NANPA to identify NANP changes as they occur.  Notification functionality allows those interested parties to register interest in various categories and/or localities and to receive a customized notification when an NPA relief planning document changes or is published on the NANPA website.

The notification functionality that NeuStar will provide in its NAS has evolved from the groundbreaking DDS that NeuStar developed during its current term as NANPA.  DDS represented an acknowledgement that the internet had assumed a permanent place in NANPA operations and that fax-oriented document distribution technology had reached its end-of-life.

NeuStar’s NAS will maintain the functionality that makes DDS so popular and useful, including locality-based topic selection, repository-linked notifications, platform-independent documents, and a document repository.  These features are ideally suited to the task of distributing NANPA information.  The locality-oriented topic selection allows users to limit the scope of notifications.  The repository-linked notifications prevent large documents from clogging email systems and Adobe Portable Document Format (PDF) documents are a platform-independent way of distributing immutable documents to an audience.

While DDS is an unqualified success, NeuStar’s NAS will introduce significant and further improvements in the document distribution area.  Foremost among these is the integration of document distribution into the heart of the system, providing the functionality under the unified NAS login.  Additionally, NeuStar will provide each notification user with a personal page to manage current subscriptions.  NeuStar will also improve upon the current DDS user interface, allowing the user to perform topic selection more quickly and easily.  Finally, NeuStar will expand the scope of the notification functionality to include other documents that are within the purview of NANPA.  For example, NAS will allow notifications to take place on documents related to CO code administration.

I.1.1.5     Reporting (TRD 7.1.2, 7.9, 7.18)

The NAS solution will provide advanced reporting capabilities that leverage NeuStar’s experience as the NANPA.  The reporting subsystem of NAS will encompass three main areas: real-time reports, periodic reports, and ad hoc reports.  Each of these areas of reporting has its own nuances.  Each offers NeuStar an opportunity to demonstrate the critical experience that uniquely qualifies it to assume the responsibility of being the next term NANPA.

Reports will generally be distributed via the NANPA website.  For each report, providing the data is only part of the solution; the report must also present the data in a logical, usable format.  Since each report is unique and has a particular use, each report must have a carefully tailored format and organization.  Consequently, a cookie-cutter approach to reporting will short-change report users.  Only NeuStar has the experience required to craft each report to fill its particular niche in the NANPA reporting framework.

Real-time reports provide an “at this instant” view of NANPA resources and processes, providing great improvement over today’s next-business-day turnaround.  This area of reports can be subdivided into two main groups:  external and internal.  The general public (including the media) uses external reports.  Internal reports are targeted to the users of NAS, SPs, regulatory, and NANPA personnel.

Periodic reports provide summary views of data.  They cover specific periods of time (e.g., monthly, quarterly, annual) and are generally used by regulatory and NANPA personnel.  They provide information needed by these groups to understand the impact of previous assignment decisions, assess the current state of the NANP, and plan for the future.

Ad hoc reports answer day-to-day operational questions that arise during NANP administration.  NANPA personnel use these reports to assist in making allocation decisions and to respond to requests from regulatory personnel and the industry.  Of the three groups of reports, the ad hoc reports are the least well known to those not involved in the day-to-day work of the NANPA.  For example, as the current NANPA, NeuStar produces over two-dozen different internal ad hoc reports on a regular basis.  These internal reports are the backbone of successful NANP administration.

I.1.2        NAS Architecture (TRD 7.1.3)

With its NAS, NeuStar will provide the FCC with a system architecture that suits the needs of the NANPA—both now and into the foreseeable future.

The proposed NAS architecture will be configured to offer very high availability, [* * *].  Where any single component is unable to offer the required availability, redundancy has been added, either locally or through the use of the backup site, which guarantees the NAS exceeds the FCC’s requirements. The proposed NAS architecture, built on highly scalable hardware platforms, is easily and inexpensively scalable, capable of offering any amount of incremental capacity.  In addition, NAS will be capable of self-monitoring its performance and efficiency, in order to enable the immediate identification of a need for additional resources.

To achieve the best solution for the NAS, NeuStar has leveraged its past experience in developing web-based applications with online transaction processing (OLTP) and distribution of information capabilities (such as NeuStar’s PAS).  Taking the TRD into consideration, NeuStar evaluated several options and has carefully selected the most logical, cost-effective architecture design to amply meet the FCC’s NANP Administration System Requirements, while offering maximum flexibility and scalability for the future.

I.1.2.1     Hardware (TRD 7.6)

[* * *] [3 pages]

I.1.2.2     Software (TRD 7.1.2, 7.4, 7.12)

[* * *]

For the Intel-based servers[* * *]

Database management system (DBMS)—The database will be a critical component of the NAS’s success. [* * *]NeuStar has selected Oracle[* * *] for the purposes of the NAS.

[* * *]

Application service—NeuStar has chosen to put the NAS application service on a [* * *].  [* * *] NeuStar has chosen [* * *] as the platform[* * *]

[* * *]

Web service—NeuStar has chosen [* * *] to be the web service software for the NAS.  [* * *]

[* * *]

Development Environment

NeuStar’s NAS development environment will feature IT industry-accepted development tools.  [* * *]

[* * *]

I.1.2.3     Interfaces and Electronic Data Transmission (TRD 7.1, 7.2, 7.4.2-5, 7.7.1, 7.9.1, 7.10, 7.19.7)

NeuStar’s NAS, [* * *], will provide secure and reliable communications through open standards, and will support various protocols, including SMTP, FTP, HTTP, and HTTPS.

The NANPA will support the diverse set of communications facilities shown in
Exhibit I-5, including those facilities for supporting verbal and automated requests from service providers and several methods for distribution of information and reports, such as faxes (both Group 3 and Group 4), email, and regular mail.  [* * *]

Table I-2.       Electronic Data Transmission Means Supported

Vehicle	Comments
Public web

This interface will provide a means by which all public NANP information (e.g. public reports and documents) may be disseminated to the media and general public, and will be accessible via the internet.  The website will contain an online help capability, search, FAQs, feedback capability, and contact information for pertinent staff.

Private web application

This secure interface, accessible only through login with a valid user id and password, will allow registered users to access system application functionality. The website will contain an online help capability, search, stored data query, FAQ list, trouble ticket capability, reports, email link to the NANPA office, as well as contact information for pertinent staff.  Applied Innovation Management’s “HelpDesk Expert for Customer Service” will be used to provide the trouble ticket, help desk, and knowledge-based software solution.

Email

The NAS will use this interface for automated report and notification distribution as well as for information exchange with NPAC, the Pooling Administrator, and registered NAS users.  Notifications will include NANP activity advisories, NANP documentation availability, as well as NAS status, outage, and maintenance notifications.  NAS will also accept email submissions of user documentation, including applications, forms, forecasts, and reports.

EFT

The NAS will support the use of an FTP interface as an electronic method of exchanging information files (forms, data, reports, etc) with registered users.  Each user configured for FTP use will be assigned exclusive inbound and outbound directories for file exchange.  Access to these directories will be password-protected.

Fax	The NANPA office will support the transmittal and receipt of user documentation (applications, forms, forecasts and reports) via fax.

The NAS will be implemented such that user-specific data transmitted and received via any of the various supported interfaces will remain confidential and not be accessible without the appropriate privileges.  NAS will ensure that service provider-specific data will only be available to authorized users.  Only aggregated data can be generally distributed.

[* * *]

I.1.3        NAS Architectural Robustness (TRD 7.19.4, 7.19.6)

NeuStar’s NAS production environment provides a secure, right-sized, [* * *] environment, [* * *]

I.1.3.1     Sizing and Scalability (TRD 7.1.3, 7.19.5)

System—[* * *] our proposed configuration yields a comfortable support level of over 1000 simultaneous connections.

[* * *]

Web—In accordance with the TRD, NeuStar’s NAS will monitor that it is able to display the entire home page to the user with a 56 KBPS modem within 8 seconds, 95% of the time over any 12-month period. [* * *]

In addition, the NAS will keep operational statistics including: availability statistics; scheduled maintenance durations; instances and duration of unavailability; simultaneous user measurement by hour; and user session statistics.  These statistics will be used for various management reports.  Any measurements of home page response times of greater than 12 seconds will trigger the opening of a trouble ticket, which will, in turn, initiate an investigation.

Network—[* * *]

I.1.3.2     Availability (TRD 7.1.1, 7.19.5-6)

Availability is defined, from the end-user’s perspective, as the probability that a system or sub-system will perform its intended function at a given instant of time.  In accordance with the RFP, NeuStar’s NAS is designed to meet and/or exceed the following availability guidelines:

•                  NAS availability: 24x7

•                  NAS will be seamlessly available during users’ normal business hours

•                  Availability will meet or exceed 99.9% (excluding scheduled maintenance)

•                  Unscheduled downtime per any 12-month interval will be less than nine (9) hours.

•                  Scheduled maintenance will occur during non-core business hours and will not exceed 4 hours in duration per incident (unless specifically approved by the FCC)

[* * *]

I.1.4        NAS Security Approach (TRD 2.13, 7.2, 7.4.2, 7.6)

[* * *]

I.1.4.1     Infrastructure Level (TRD 2.13)

[* * *]

I.1.4.2     Web Application Interface (TRD 2.13.4, 7.1.2, 7.7.8)

[* * *]

I.1.4.3     EFT Interface (TRD 7.4.3-4, 7.7.8)

[* * *]

I.1.5        NAS Infrastructure Management

[* * *]

I.1.5.1     Data Management, Integrity, Storage, and Retrieval (TRD 7.2, 7.4.1)

[* * *]

Reference level—This validation is also business rule-driven, but this time data entered is validated against reference data or records already contained in the database.  [* * *]

[* * *]

I.1.5.2     Enterprise Management

[* * *]

I.1.5.3     Network Management

[* * *]

I.1.5.4     Backup and Recovery (TRD 7.13, 7.14)

[* * *]

I.1.5.5     Maintenance Approach (TRD 7.1.1, 7.5, 7.19.7)

Regular maintenance will be performed on the NAS, as required.  [* * *]It is understood that all scheduled outages will occur during non-core business hours, and that all scheduled maintenance will require FCC pre-approval. Duration of the maintenance intervals will be kept under four hours per incident (any requests for a window greater than four hours will be accompanied by specific explanation justifying the time required).  [* * *]

I.1.6        NAS Operational Capabilities

This section will describe the specifics relating to NeuStar’s proposed NAS [* * *], its associated help desk capability, and the technical staff responsible for building the new NAS.

I.1.6.1     Facility Locations (TRD 7.3, 7.8)

[* * *]

I.1.6.2     Help Desk (TRD 7.10)

NeuStar will offer a staffed help desk that will take calls and monitor for fax, email, and web submissions of all customer questions, troubles, and issues during NANPA’s regularly scheduled business hours.  All issues/inquiries will be resolved and/or responded to within one business day and, where appropriate, will include a referral to a NANPA subject matter expert.  Contact information for the help desk will continue to be posted on the website along with all other relevant contact information.  In addition to staffing the phones during regular business hours, NeuStar’s NANPA service will also be available by alternative means (web, voicemail, email, and facsimile — both G.3 and G.4) 24 hours a day, 7 days a week.

As a supplement to the staffed help desk, the NAS will also provide access to an automated help facility.  As a result of its positive results in its use at the National Pooling Help Desk, NeuStar has selected Applied Innovation Management’s “HelpDesk Expert for Customer Service” as the help desk and knowledge-based software solution for the NAS.  “HelpDesk Expert for Customer Service” is a web-based external help desk system designed specifically for hardware and software product support.  Customers can use the system 24 hours a day to get answers to frequently asked questions (which will be updated at least once a month); search the knowledge base, application notes or support news; submit a trouble ticket, or submit a service request.  They can also upload error messages or other text to the support desk for faster problem resolution.  Features and benefits of HelpDesk Expert for Customer Service include:

•                  Web-based—Works like any other web page.

•                  No learning curve—Anyone who can use a browser can easily learn to use HelpDesk.

•                  Searchable database—Customers can find out if a problem has been previously submitted by using HelpDesk Expert for Customer Service’s search function. Specific fields or combination of fields can be searched.

•                  Searchable knowledge database—Customers and NANPA personnel can use free text queries to search the knowledgebase of support information.

•                  Uses relational databases (Oracle) to store all help desk information.

With the use of the Oracle database, all information submitted, whether directly by the customer, or by NANPA personnel, will be replicated to the backup site as well as backed up to tape.  In addition, as with all data on NeuStar’s NAS, the trouble tickets will be kept available online for not less than 2 years, and will also subsequently be archived for not less than 5 years.  Each trouble ticket will be time-stamped to the minute at both time of opening and closing.  The closing of a trouble ticket will also trigger a notification of the disposition of the trouble ticket to its originator, either via email, fax or call, depending on the contact information submitted by the originator.  Trouble ticket summary data will be included in the NANPA annual report, including the quantity and type of trouble tickets opened and closed over the course of the year.

I.1.6.3     Technical Staff

NeuStar’s technical staff consists of highly qualified, competent experts, intimately familiar with the platforms and development tools being proposed.  NeuStar’s key NAS development personnel also played key roles in the development of PAS.  Just as NeuStar’s existing NANPA personnel are the major factor in what will make the NANPA service an on-going success, NeuStar’s development team is the major factor in what will make NeuStar’s NANP Administration System a success for the FCC, the telecommunications industry, and NeuStar.

Please refer to Proposal Sections II.2, Key Personnel, I.2.2, Staff Management Approach (for categories and hours), and II.3.1, Functional Organization for further details regarding NeuStar’s technical staff.

I.2           Implementation Approach (RFP L.5, M.2.A.3, entire TRD)

NeuStar’s implementation approach offers the lowest risk and ensures no interruption in current or continuing NANP Administration operations.

NeuStar possesses a comprehensive understanding of the project’s requirements as well as the underlying issues that drive them, resulting in innovative, effective solutions. [* * *] NeuStar will use a proven, structured approach to implement the NAS.  [* * *]

Project Planning—[* * *] The entire implementation approach is documented in a project plan, which describes the major activities required to ensure that all requirements and objectives, as envisioned by the RFP and the Commission, are met—on time and with quality.

Staffing—Staffing is determined based on the extensive experience of the team and a detailed analysis of work activities and requirements. The NeuStar staff is already experienced and in place; this minimizes risk and provides for a seamless transition to the new operations.

Risk Management—Risk management requires extensive understanding and experience to be able to identify risks and proactively address them before they impact the project.  NeuStar is the only provider that offers the lowest risk option based on its current experience and staff.

Change Management—NeuStar has in place existing change control processes that effectively manage and control change throughout the contract life cycle.

Quality Assurance—NeuStar’s comprehensive quality management program has resulted in the consistent development and deployment of high-quality systems on schedule and within budget.  It also ensures the ongoing delivery of high-quality services to the customer.  NeuStar embodies sound, disciplined project and program management principles to oversee and monitor all required activities, deliverables, and milestones.  [* * *]

[* * *]

I.2.1.1     Automated NANP System Development and Implementation Phase

NeuStar’s software methodology allows it to successfully deliver the new NAS six months from award (TRD 7.7.1).  When reviewing the requirements to develop NAS, NeuStar quickly determined that the schedule is very aggressive, as the current NANPA systems do not meet RFP TRD requirements.  However, because NeuStar is leveraging the business rules, algorithms, and logic from the current NANPA systems, combined with the application framework of its National PAS, NeuStar’s development effort and schedule risk is significantly reduced.

Recognizing the aggressive schedule, NeuStar has already commenced work (pre-award) on NAS functional requirements definition and design.  Consequently, it is prepared to deliver a Functional Requirements Specification (FRS) 10 business days after contract award. This accelerated approach allows for increased development and test time, which translates into a higher quality system and materially reduces schedule risk. NeuStar employed this same approach in its development of the National PA System. Table I-5 provides overview descriptions for the major software development responsibilities/phases required to meet the Commission’s objectives.

Table I-5.       Software Development Phases

Major Software Phases	Descriptions

System Functional Requirements Document

During the Functional Requirements Document phase, NeuStar finalizes the specifications for a complete requirements document that identifies the features necessary for the NAS.  This provides a blueprint for the development team that will logically group functions within the system.  All requirements mentioned in the document are capable of being tested and traced.  Furthermore, each requirement clearly defines the business logic, and is detailed and defined in a set of system/segment design documents.

System Design

During the design stage, NeuStar’s experienced design team maximizes the utilization of existing application and database logic, components and architecture from CAS, NRUF, and the PAS to create the baseline for its Detailed Design Document.  During this phase, NeuStar also revises external design screens, reformat reports, and converts tasks NeuStar is currently performing to the new NAS process.

System Development

The software development strategy is to maximize the reuse of proven, successful, time-tested production systems.  The PAS architecture will form the foundation for the new NAS.  Much of the embedded business rule logic from CAS and NRUF is also reusable.  Using existing and proven software architectures, logic, and components greatly reduces the effort to develop the NAS.  The NAS application software is coded, debugged, documented, and tested (Unit Code test).  The NAS will be fully developed along with migration scripts for full integration between NeuStar’s current, functional CAS and NRUF applications and the new NAS.

System/Integration Testing

Once the NAS is fully developed, integration testing begins.  Test plans executed during this phase are derived from criteria found in the Functional Requirements documentation.  All required production scenarios are executed.  NeuStar tests against historical data provisioned by the current NANPA applications.  Integration testing is comprised of all files, databases, system software, and other required links.  NeuStar’s highly skilled quality assurance staff will conduct the following tests during this phase: regression; environment; data migration; load; and functional requirements.

System Acceptance Testing

This stage complies with the System Test Plan (CDRL).  Functional and performance testing with selected participants is completed and results from the testing forwarded to the Commission. Upon Commission approval, the NAS will be accepted and CLIN 0001 will be satisfied.  System deployment commences.

System Training

NeuStar provides training to its employees to ensure their skills are current so they can continue to provide optimal customer service.  NeuStar considers an effective Training Plan an essential component of its implementation and staffing plans. NeuStar has devised an internal plan that incorporates four key training areas: neutrality, position-specific, help-desk/customer service, and NAS operations.  During this stage, NeuStar’s experienced NANPA team establishes training material requirements, develops necessary training manuals, and creates a schedule so NeuStar can train its personnel as they migrate to the new NAS and operations.

System Implementation	Upon FCC review and acceptance of the system deployment of the new NAS will occur.

I.2.1.2     NANP Administration Systems and Service Implementation

This phase includes planning and implementation activities required for the NANP Administration System and operations.  Some select tasks are highlighted in Table I-6.

Table I-6.       Planning and Implementation Activities

Task	Description

Program Management and Administration

This task covers NeuStar’s management and administration activities.  Under this task, NeuStar’s program management monitors and ensures all deliverables are efficiently delivered on time and with the highest levels of quality.  During this stage, all quality assurance tasks are also accomplished.  A joint team effort between NeuStar’s NANPA team and the Commission ensures delivery of a high-quality application.

NANP Administration Migration Plan	The NANP Administration Migration plan will detail an extensive deployment plan for migrating NeuStar’s current NANPA applications to the new NAS.

Risk Management Plan	The Risk Management Plan builds upon NeuStar’s risk management approach and will outline the systematic processes that are used to manage risks throughout the life of the contract.

Communications Plan

The Communications Plan provides an overview of how the NANP Administration team will effectively communicate throughout the entire organization.  It identifies the key personnel who impact communications between the Commission and the industry, and outlines the process required to ensure timely and appropriate generation, collection, dissemination, storage, and ultimate disposition of project information to them.  It will be in compliance with the TRD.

Facility/Equipment Plan

Every task required for providing necessary equipment and materials to effectively support the NAS and operations environment is included and outlined in this phase. NeuStar executes the tasks required for configuring the NANP Administration environments in Sterling, Virginia; Charlotte, North Carolina; and Concord, California.  Because NeuStar is currently the NANPA, most of these tasks are already completed.  Further, as the current NANPA, all NeuStar’s facilities are ready and available.  The activities associated with this phase are upgrading the facilities to support the new NAS and other new requirements.

Staffing Plan

NeuStar is uniquely positioned to use its current experienced NANPA staff to continue to provide excellent service and support, to reduce the risks associated with such a major deployment, and to ensure a seamless transition.  NeuStar’s Staffing Implementation Plan calls for a phased transition of its existing experienced staff from the current NANPA operations to the new NANPA operations.

Performance Metrics

NeuStar’s final performance metrics, which are based on current performance metrics used by NeuStar as the NANPA, serves as a monitoring tool to determine how effectively NeuStar’s NANPA team performs.  These metrics, which involve collecting and disseminating performance data so stakeholders know how resources are being used to achieve project objectives, will be provided to the Commission as required.  This process includes: status reporting – describing where the project stands; and progress reporting – describing what the project team has accomplished.

Quality Assurance Plan

A quality assurance plan specific to NANPA is developed consistent with NeuStar’s quality program.  The plan describes quality assurance activities that will be performed throughout the software development life cycle for the NAS.  In addition, the plan will include performance monitoring activities required in TRD Section 9.

I.2.1.3     Transition to NANP Administration Phase

As if the aggressive 6-month timeframe was not enough of a challenge, the new NANPA must flawlessly convert a tremendous amount of data (historical and current) from the current NANPA Systems (CAS, NRUF, and DDS) to the new NAS.  [* * *]

If there is just a one (1) percent error in the conversion, the disposition of 1,200 CO codes will be incorrect; creating 1,200 opportunities for CO code conflicts, which, in turn, can cause service outages for consumer businesses and government users. These 120,000 CO codes and other resource information comprise millions of data items in the current NANPA systems. Even a 99.9%

successful data migration could lead to thousands of data field errors, and, if the vendor doesn’t recognize this until days or months after operations has been transitioned to the new NAS, it could take months to discover and correct the data; some data may never be corrected.

NeuStar is able to deploy the system consistent with the March 28, 2003 Transition Plan document which outlines a very reasonable transition strategy for most other vendors.  However, NeuStar is in a unique position as the incumbent NANP Administrator to offer the FCC an alternative streamlined approach.  The new strategy is a seamless, risk-free transition that will free up the FCC from all of the kick-off and transition related activities.  NeuStar will replace the multiple, complex steps that would be required for other vendors with a one step transition to the new system.  This transition will be completed by the end of the seventh month from date of contract award.

Per FCC requirements, NAS development and testing will be completed by the end of the sixth month of the transition plan.  NeuStar will then use the next thirty days to ensure the effective, flawless migration of data from the existing system to the NAS.  Appropriate quality checks of system capabilities will be conducted as the NAS is prepared for operation.  NeuStar fully appreciates the complexities associated with such a large system migration and therefore plans appropriately to ensure a smooth transition.  During this timeframe, NeuStar will initiate the migration to the new system, to include notification to the industry on its availability, while maintaining current NANPA systems as backup until cutover, scheduled for the end of the seventh month.

The reduction in phases benefits the FCC and industry by simplifying their interaction with the NANPA and reducing the overall transition time frame.  A prolonged, multiple-phased approach will add risk, errors, and overall confusion regarding NANPA interactions.  NeuStar’s approach applies a focused, dedicated effort by experienced staff to ensure a smooth transition of systems and operations with significant benefits to the Commission.

•                  Eliminates the need for a “Kick-off Meeting” facilitated by the FCC in order to coordinate transition activities, freeing the FCC to focus on their important policy-making responsibilities.

•                  Required “training” as described in the Transition Plan is no longer necessary since NeuStar is intimately familiar with all NANPA systems and processes.

•                  Eliminates the potential for proposed last minute changes in transition activities or the unforeseen issues that typically surface in a complex transition of systems and services between two separate organizations.

I.2.1.4     Reporting Phase

This phase consists of all activities associated with the delivery of monthly, quarterly, semi-annual, and annual reports.  These reports include status reporting during the development phase and all NANPA reports required beyond deployment of the system.  These reports are described in detail in Proposal Section I.2.7.

I.2.1.5     Industry Meetings (Travel Phase)

This task details functions associated with maintaining active participation in all industry meetings affecting NANPA. NeuStar’s NANPA team will prepare for and regularly attend industry for a such as INC, NANC, NPA relief planning meetings, etc., and continue to provide strong support to the industry as required by the RFP.

I.2.1.6     Data Requirements-CDRLs Phase

NeuStar’s NANPA team will develop and submit all CDRLs required during this phase.  NeuStar will define the scope, perform research analysis, and compile and write or update the systems and operations elements for all data requirements identified in TRD Section 10.  The CDRLS are addressed in Proposal Section I.2.6.

I.2.1.7     Ongoing Operations Phase

The remainder of the project plan focuses on the activities associated with the ongoing operations of the NANPA.  These include automated system support (operation and maintenance), NANP administration management, reporting, regulatory and industry support, and data requirements.

I.2.2        Staff Management Approach (RFP L.5, M.2.A.3, TRD 2.5)

NeuStar is uniquely positioned to ensure that an experienced, motivated, and knowledgeable staff is available for successful transition and implementation.

NeuStar will use its experience as the current NANPA and its extensive experience in number administration to accurately identify staffing levels and categories necessary to effectively manage and support the varied NANPA services. The NANPA management team utilizes work breakdown structures, historical information, and an in-depth, unmatched understanding of scope and resource descriptions in determining resource needs. Appropriate staffing for implementation will ensure that personnel are used effectively and efficiently. As required, NeuStar has provided the staff/labor categories and hours per task (shown in Exhibit I-7) to develop, implement, and transition to the new NAS as well as perform NANPA operations in the base (First) year.  Further, NeuStar will comply with the requirements set forth in TRD Section 2.5, Staffing.

[* * *]

I.2.3        Risk Management Approach (RFP L.5, M.2.A.3, entire TRD)

NeuStar offers the lowest risk approach to ensure a seamless transition and the continued effective administration of the NANP.

Risk management is the act of being proactive to ensure project success, rather than being reactive to solve problems after they have arisen.  Risk management generally seeks to identify and manage the ‘known risks’ (managed via contingency planning and reserve), while the ‘unknown risks’ are managed/addressed via management reserve.

NeuStar is the lowest risk choice for NANPA not only due to its extensive experience as the current NANPA but also due to its culture of rigorous implementation of quality and risk management processes. These processes have consistently demonstrated that NeuStar delivers high-quality solutions and services on schedule and within budget—evidenced by the recent, successful development and deployment of the National Pooling Administration System.

NeuStar’s approach to risk management is disciplined, consistent, and iterative.  NeuStar anticipates and identifies risks and takes mitigating action to ensure no discernible project impact will result from the risk.  The elements of NeuStar’s risk management process include risk identification, risk quantification, and risk mitigation.

Risk Identification—In preparation, NeuStar has identified potential system risks (provided in Table I-7).  Throughout the contract lifecycle, including the development, implementation, and transition to the new NAS, NeuStar will continue to evaluate the project dependencies and issues to identify risks.  As risks are identified, NeuStar quantifies them to develop a comprehensive risk elimination or mitigation strategy.

Risk Quantification—Once NeuStar has identified a risk, it will evaluate the risk and possible risk interactions to assess the range of possible outcomes.  As part of the risk management process, NeuStar will quickly quantify the risk to determine its severity and evaluate its potential impact on the project.  As soon as the potential risk is quantified, a risk avoidance or mitigation strategy will be developed and put in place.

Risk Mitigation—Over the life of the contract, NeuStar will develop and document contingency plans and alternative strategies to address risks as they arise.  NeuStar will track all risk management activities using a risk management report.  This report will list each risk and contain a mitigation plan along with NeuStar personnel assigned to take actions, as needed, to carry out the mitigation plan.  The report will be issued regularly reflecting the status of all identified risks.  Table I-7 summarizes the results of NeuStar’s initial assessment of NAS implementation risks and mitigations.

Table I-7.       NAS Implementation Assessment and Mitigation Approach

Risk		Implication	NeuStar’s Mitigation Approach
1.	Incorrectly estimating technical requirements in designing the NAS resulting in an under-designed/under-sized system

An under-designed system might appear to save money (e.g., a lower evaluated price in the proposal), but in fact, could have a negative impact on the service providers, for instance resulting in less efficient use of service provider staff time.  Alternatively, service providers might individually invest in automated support capabilities to help compensate for NAS deficiencies.

NeuStar has chosen a minimum-risk approach to system implementation.  Its experienced NAS operations and technical personnel have carefully analyze each TRD requirement in comparison to the current NANP system’s capabilities to design and implement the new solution, ensuring the NAS is properly sized.

2.	Conversion to the new NAS without full understanding of (1) current system and data, (2) TRD requirements, and (3) what it takes to implement an effective conversion.

Danger of a late delivery – extending beyond the specified transition period, possibly by several months.

Complete project failure – data conversion and migration actually fails, but the vendor does not recognize it until months after migration, having to spend months to correct the data and possibly never getting it right.

NeuStar has used current NANP Administration experts knowledgeable about the current applications throughout the planning and implementation process.

NeuStar has a rigorous process of comparing every TRD requirement with every system capability and then mapping the difference into its newly designed system.  Technical experts who developed the National Pooling Administration System – very similar to the new NAS – are being used to eliminate or minimize risks.

3.	Inability to hire and retain knowledgeable systems personnel who understand the number administration environment.	Potential significant system implementation schedule slippage.

NeuStar is fully staffed with knowledgeable technical personnel, who have extensive telecommunication industry backgrounds and more importantly, experience on all facets of NPA Relief Planning, CO Code Administration and NRUF reporting.

4.

Schedule development not based on a rigorous process involving analysis of TRD requirements, competent system design reflecting those requirements, and use of a well-thought-out work breakdown structure as a precursor to schedule development

High probability of significant system implementation schedule slippage, and resulting delay in providing NANPA services.

NeuStar has followed a rigorous process in developing its implementation schedule:  breaking the implementation work components down into sufficient detail to develop fully understood implementation staffing requirements and a very-low-risk implementation schedule.

As a sanity check, NeuStar has conducted a detailed comparison of NANPA implementation schedule with its recent on-time PAS implementation schedule.

Although NeuStar’s current analysis reveals no significant risks associated with operating and maintaining the NAS, NeuStar will be constantly vigilant throughout the life of the contract and will manage identified risks as described earlier in this section.

I.2.4        Change Control Approach (RFP L.5, M.2.A.3, TRD 2, 4, 7,10)

NeuStar’s change management processes ensure only authorized changes are implemented to systems, guidelines, or procedures.

NeuStar recognizes that business conditions, regulatory directives, and any number of other decisions/drivers will initiate a need for change during the lifecycle of the NANPA project. To ensure that NANPA processes and systems remain understood and controlled at all times while still permitting change-related decisions to be made, NeuStar’s change control process allows for orderly changes to the scope of its operations and systems.  The change control processes for software and industry guidelines are described below.

I.2.4.1     Software Change Control Approach (RFP L.5, M.2.A.3, TRD 7)

NeuStar’s control processes allow for changes to be requested, approved (or rejected), and executed when approved. NeuStar will follow the change control process whenever a change is requested that could affect the functionality of the NANPA, as defined in the TRD.  NeuStar’s standard change control process follows logical steps in submitting, analyzing, approving, and implementing requested changes. All change requests will be documented and logged into a tracking system. Appropriate parties will be notified of the impact analysis and of NeuStar’s recommended action. This process is currently in place at NeuStar and is used to administer change control in a variety of systems, including PAS and NPAC.  NeuStar’s change control process, illustrated in Exhibit I-8 will apply throughout the NANP Administration contract lifecycle—for implementation, operation, and maintenance.

I.2.4.2     Guidelines and Directives Change Control (RFP L.5, M.2.A.3, TRD 2.10, 4.1, 7, 10.6, 10.7)

Over the years, the FCC, the telecommunications industry, and the NANPA have faced many challenges, which resulted in extensive change in the NANPA processes and applications.  For example, the FCC’s NRO Orders introduced dramatic changes to NANPA’s processes.  As a result, NeuStar worked closely with the FCC and industry to efficiently and effectively implement those changes in the NANPA applications and processes.  NeuStar’s change management process is described in detail in Exhibit I-9.

[***]

NeuStar will document the NAS change control process described in Proposal Section I.2.4.1 as part of a NeuStar Master NANPA Change Management Plan.  The plan will also include (as attachments) the  [CO Code] Change Management Plan required by TRD Sections 4.1 and 10.6 and the Contract Change Management Plan required by TRD Sections 2.10 and 10.7.  The Master Change Management Plan will help ensure consistency and coherence in managing all changes affecting NANPA performance.

[Exhibit I-9: Graphic Design]

I.2.5        Quality Assurance Approach (RFP L.5, M.2.A.3, TRD 7, 9)

NeuStar will ensure the highest levels of quality—from NANP Administration System design, development, and deployment, to NANP Administration.

NeuStar understands that when the FCC selects a vendor, it must not only consider the overall cost and ability to deliver a system, but also the overall quality of its products and services.  A state-of-the-art system that functions flawlessly but lacks a quality service component is useless and will not meet the expectations of its clients.  NeuStar recognizes that quality requires an ongoing and evolving process that embodies a commitment to continuous improvement by meeting the dynamic demands of customers and the ever-changing technology base.  The quality performance measurement system attributes managed by NeuStar’s staff include: reliability, interoperability, availability, responsiveness, effective communication, accuracy, security, and one of NeuStar’s strongest value-added trademarks, neutrality.

[* * *]

I.2.5.1     Software Quality Assurance (L.5, TRD 7, M.2.A.3)

NeuStar’s quality system applies many of the concepts and standards of IEEE, the Project Management Institute’s (PMI) Project Management Body of Knowledge (PMBOK), and the tenets of the Software Engineering Institute’s (SEI) Capability Maturity Model (CMM).  NeuStar is currently implementing many of the ISO 9000 certification requirements as part of our comprehensive quality management program, including a commitment to documented process control.  NeuStar’s standard quality control approach, as shown in Exhibit I-10, is applied throughout the software development lifecycle and was applied successfully to the National Pooling Administration System.

In addition, NeuStar will use various software tools to support the quality assurance process for NAS. Some of these tools include CVS, which is used to store all source code and documentation for configuration management and TestDirector, which is used to store and run test cases and track defects.

[* * *]

I.2.5.2     Audits and Performance Monitoring (RFP M.2.A.3, TRD 9)

NeuStar’s quality assurance practices are not limited to the development of software.  They are applied throughout NANPA operations, which has resulted in a history of consistently high quality, accurate processing results and excellent customer feedback.

Further, NeuStar’s management embraces the importance of delivering high quality services and is committed to setting performance objectives, as well as monitoring and measuring its performance against those objectives.  NeuStar has developed a comprehensive internal Quality Management Plan for NANPA that includes 33 performance objectives and related metrics.  This plan encompasses customer requirements and key service performance indicator metrics based on those requirements and associated industry guidelines.  See Table I-8 for a listing of the performance metrics in our quality management plan.  The consistent application of this plan and the associated metrics, as well as frequent quality performance surveys, are important tools to not only measure and report on performance, but to also enable the early detection and correction of adverse trends.

Table I-8.       NeuStar’s 33 Performance Measurements and Related Metrics

No.	Task	Description of Performance Measurement	Benefits
1	RP	Percentage of initial NPA relief planning meetings held at least 36 months prior to forecasted NPA exhaust.	Provides sufficient time to avoid NPA exhaust prior to relief.

2	RP	Percentage of meeting notices distributed at least eight weeks prior to the initial NPA relief planning meeting date.	Provides correct amount of advance preparation and scheduling time.

3	RP	Percentage of Initial Planning Documents (IPD) distributed at least four weeks prior to the initial NPA relief planning meeting date.	Provides ample prep time for participants.

4	RP	Percentage of meeting minutes distributed within two weeks after the meeting date.	Ensures timely distribution of meeting results.

5	RP	Percentage of minutes review meetings conducted on or before date set by the industry at the meeting.	Satisfies industry need for timely minutes review.

6	RP	Percentage of industry-recommended NPA relief plans filed with state commission on or before date set by the industry.	Ensures timely filing of NPA relief petition.

7	RP	Percentage of NPA relief code assignment requests made within one week after state regulatory approval of a relief plan.	Ensures timely request for NPA relief code assignment.

8	RP	Percentage of press releases announcing details of NPA relief plan issued within two weeks after assignment of a new NPA relief code.	Provides timely announcement of relief plan to the public.

9	RP	Percentage of initial implementation meetings scheduled within 45 calendar days after NPA relief code has been assigned.	Initiates industry’s implementation of approved relief plan.

10	RP	Conduct customer surveys of meetings and conference calls and report results monthly.	Assesses staff performance and identify areas for training and process improvements.

11	RP	Percentage of jeopardy meetings scheduled within 30 calendar days after jeopardy status has been declared.	Quickly identifies jeopardy processes.

12	RP	Percentage of Planning Letters of NPA relief plan details posted on NANPA website within three weeks after initial implementation meeting.	Provides timely details of relief plan to the industry and the public.

No.	Task	Description of Performance Measurement	Benefits
13	RP	Percentage of Planning Letters posted on NANPA website within 10 business days after regulatory order changing a relief plan has been issued.	Provides timely notices of relief plan changes.

14	RP	Percentage of IPDs distributed within four weeks after jeopardy declaration, if NPA relief planning has not been initiated.	Provides ample prep time for participants.

15	RP	Percentage of initial NPA relief planning meetings conducted Provides ample within eight weeks after jeopardy declaration, if NPA relief planning has not been initiated.	advance preparation and scheduling time.

16	RP	Percentage of NPA relief planning phone calls/e-mails returned with one business day.	Ensures customer satisfaction with timely responses to relief planning inquiries.

17	CO	Percentage of CO code applications processed within 10 business days.	Triggers audits that ensure impartiality in assignments.

18	CO	Percentage of CO codes assigned without code rejects.	Assesses staff performance and ensures a low volume of code rejects.

19	CO	Percentage of phone calls returned by the end of the next business day.	Ensures customer satisfaction with timely responses to CO code inquiries.

20	CO	Conduct quarterly customer surveys and report results.	Assesses staff performance and identify areas for training and process improvements.

21	CO	Percentage of reclamations begun on codes within six months of effective date.	Ensures timely return of unused codes thereby extending NPA life.

22	CO	Average days late in beginning reclamations.	Assesses staff performance and identify areas for improving reclamations.

23	AO	Percentage of AOCN RDBS/BRIDS entry requests filled within five business days.	Ensures timely entry of critical routing and rating information into databases.

24	AO	Average days late in entering AOCN data.	Assesses staff performance and identify areas for improvement.

25	UF	Percentage of Form 502 error notifications sent within five business days.	Ensures erroneous NRUF data will be identified and corrections will be resubmitted in a timely manner.

26	UF	Percentage of Form 502 confirmation notifications sent within five business days.	Ensures customers receive timely confirmation that their submissions have been received.

27	UF	Percentage of Form 502s processed within ten days of submission date.	Analyzes staff performance and identify areas for training and process improvements.

28	UF	Percentage of Form 502 anomalous notifications sent within 45 days of submission date.	Ensures timely identification of questionable data submitted by service providers and notification to the involved service provider that further explanation is needed.

29	UF	Percentage of updates provided to state commissions with ten days of change to service providers NRUF (utilization).	Ensures state commissions are provided with up-to-date utilization and forecast data.

30	UF	Percentage of Job Aid updates posted to NANPA website 60 days prior to NRUF submission deadlines.	Ensures that information updated about NRUF submissions is available in a timely fashion.

31	UF	Percentage of NRUF phone calls/emails returned with one business day.	Ensures customer satisfaction with timely responses to NRUF inquiries.

32	OR	Percentage of Carrier Identification Code (CIC), 500 NXX, 900 NXX and 555 line number requests processed within ten business days.	Provides timely response to requests.

33	OR	Percentage of CIC/500/900/555 phone calls/emails returned within one business day.	Ensures customer satisfaction with timely responses to CIC/500/900/555 inquiries.

RP = NPA relief planning, CO = CO Code administration, AO = AOCN administration, UF = NRUF administration, OR = Other Resources – CIC, 500 NPA, 900 NPA and 555 line number administration

NeuStar goes above and beyond guidelines and customer expectations in monitoring its performance in the administration of the NANP, always looking for ways to improve operations.  By going this “extra mile”, NeuStar earned a “More than Met” overall performance rating in both its 2001 and 2002 NANPA annual evaluation conducted by the NANC.  In addition, as required, NeuStar, as the current NANPA, reports monthly to the NANC on all of its performance metrics and will, based upon future feedback from the NANC, revise existing and/or create new measurements in response to an ever-changing telecommunications environment.  The following sections address the requirements in TRD sections 9.1 through 9.5.

Audit by FCC—NeuStar will comply with all TRD 9.1 requirements.  NeuStar’s facilities have ample space and supplies for Commission auditors.  In the event an audit shows the need for corrective action, NeuStar will fully comply with TRD 9.1.4 requirements and schedule.

Monitoring—NeuStar actively supports—and will continue to participate in—annual customer surveys and operational reviews covering all required topics, and will continue to develop, with the NANC, an annual Performance Improvement Plan (PIP).  Previously, NeuStar assisted the NANC in the distribution of the 2001 and 2002 NANPA annual survey that significantly improved the overall response rate.  Furthermore, NeuStar continually reports to the NANC on its progress addressing the items identified in the PIP to ensure all performance issues are appropriately addressed and resolved.

Performance monitoring—NeuStar currently has in place an internal quality management plan as shown in Exhibit I-11. Performance and quality monitoring requirements are shown on the left side of the exhibit and conform to TRD sections 9.2 - 9.5.  NeuStar’s Quality Management Plan (1) analyzes performance reports and identifies corrective actions, (2) calls for additional training, as appropriate, (3) develops items for the annual PIP, and (4) demonstrates that guidelines and TRD requirements are being fully met.  The NANPA performance metrics that NeuStar has developed, shown previously, relate to the industry guidelines and requirements.

NRUF-related measurements—NeuStar will participate fully in NRUF-related reviews according to TRD 9.4, most of which are currently being measured and tracked by NeuStar today.  From December 2001 to December 2002, NeuStar processed 11,000 NRUF submissions, all of which were processed within 10 business days.  In this case, the 10-business day performance measurement did not come from industry guidelines, but rather was initiated by NeuStar.

[Exhibit I-11: Graphic Design]

Self-assessment and reporting—NeuStar will provide a self-assessment Quality Management Plan similar to the one in place today, and will deliver reports to the NANC on the required schedule.  NeuStar has consistently delivered superior customer satisfaction—achieving an overall performance rating of 4.84 out of 5.00 during 2002.  To identify instances of user dissatisfaction, NeuStar will continue to offer a formal NANPA complaint process on the NANPA website, a process initiated by NeuStar.  Upon receipt, NeuStar investigates each complaint (averaging fewer than 10 per year), provides bi-weekly status reports to the NANC, and after conclusion, prepares a written resolution statement including any necessary corrective action.  NeuStar takes the few complaints it receives each year very seriously, and all past complaints have been expeditiously resolved.

I.2.6 Contract Data Requirements List (CDRL) (RFP M.2.A.3, TRD 10)

NeuStar’s high quality, comprehensive, well-conceived, value-based plans, which benefit from its previous work on similar projects, focus on the Commission and industry needs and views.

Highlighted in Table I-9, the plans NeuStar will deliver under the contract are characterized by the following:

•                  Plan content and format will apply NeuStar’s current NANPA experience and knowledge in preparing similar plans, to include: the Performance Improvement Plan (TRD 9.2.3 and 10.11) in a format proven to facilitate NANC’s review process, and a Transition Plan (TRD 2.15.4 and 10.12) that reflects NeuStar’s knowledge of specific items the FCC expects in a transition plan.

•                  NeuStar’s plans will reflect its proven, minimum-risk processes—System Test Plan (TRD 7.12 and 10.5) and Change Management Plan (TRD 4.1 and 10.6), which have the added benefit of having received prior FCC acceptance under the National PA contract.

•                  NeuStar will follow a standard internal plan development process designed to ensure quality products in support of successful on-time contract activities.

Table I-9.  NANPA Contract Data Requirements

CDRL	Description	Submission Date

Implementation Plan (TRD 2.14, 10.1)	This document will provide the Commission with a rollout schedule for NeuStar’s NAS and operations. This plan is already drafted with over 2,000 tasks and subtasks.	30th Calendar Day Post Contract Award Updated 3 calendar days prior to start of NANP Administration.

Security Plan (TRD 7.6, 10.2)

This plan will describe in detail the measures implemented to secure each service provider’s confidential and proprietary information, prevent unauthorized access to our system and sites, and ensure the security of the NANPA operation.

45th Calendar Day Post Contract Award Update 30 calendar days prior to start of NANP Administration

Updated annually 45 calendar days prior to start of option year

Disaster Recovery/Continuity Plan (TRD 7.13, 10.3)

This plan will describe in detail how the NAS and operations will function in the event of a disaster.Information will be provided regarding key personnel; operational and system methods and procedures; and the continued support to the telecommunications industry in the event of a disaster.

60th Calendar Day Post Contract Award Updated Annually 30 days prior to start of option year

NANP Administration System Transfer List (TRD 4.17, 10.4)	This list will contain all of the required hardware and software property developed under this contract.	At NAS acceptance Updated Annually

System Test Plan (TRD 7.12, 10.5)	This plan will define the guidelines for testing the NAS.	75th Calendar Day Post Contract Award Whenever significant changes or modifications are made to system

CDRL	Description	Submission Date

Change Management Plan (TRD 4.1, 10.6)

The Change Management Plan will be built upon NeuStar’s existing NANPA change management processes that manage changes to the CO code assignment practices based on modifications to the industry guidelines and regulatory directives.

90th Calendar Day Post Contract Award

Contract Change Management Plan (TRD 2.10, 10.7)

The plan is based on NeuStar’s existing process that manages the changes that result in the development and modifications of guidelines or procedures that impact the performance of the NANPA functions.

90th Calendar Day after start of first Option Year Updated 60 calendar days prior to start of Option Year

Training Plan (TRD 4.1, 10.8)	This plan will define the program to establish training materials and schedules for the training of the staff as they migrate to the new NAS and operations.	105th Calendar Day Post Contract Award Updated annually 30 Calendar Days prior to start of Option Year

System Maintenance Plan (TRD 7.5, 10.9)

The Maintenance Plan will outline in detail NeuStar’s NANPA team maintenance schedule over the next four (4) years.It will include the tasks associated with maintaining the web site, uploading files, communicating with Internet service providers, daily back-ups, e-mail, and database administration in addition to all other key maintenance subjects relating to hardware and software.

Prior to system acceptance Updated annually 120 calendar days prior to start of option year

System Documentation Plan (TRD 2.15.3, 7.16, 10.10)	The plan will define specific guidelines for the installation, operation, and management of the NAS as well as guidelines and procedures for maintaining and upgrading it.	Updated annually prior to system acceptance

Performance Improvement Plan (TRD 9.2.3, 7.17, 10.11)	Following NANC’s annual NANPA performance review report, NeuStar will submit a Performance Improvement Plan addressing each area requiring attention.	Annually

Transition Plan (TRD 2.15.4, 10.12)	The plan will include all tasks associated with the transition of the NAS to a successor.	180 Calendar Days prior to contract termination

System Source Code (TRD 10.13)	All system source code will be provided to the FCC.	180 Calendar Days prior to contract termination

I.2.7 Reporting (RFP M.2.A.3, TRD 7, 8)

NeuStar has designed and will continue to publish and enhance NANPA reports that not only assist in managing numbering resources, but also assist the regulatory authorities and industry personnel in performing their related missions.

NeuStar fully appreciates the need to provide timely and accurate reports on NANP numbering resources to the Commission, state regulatory authorities, the NANC, and the industry.  As the NANPA, NeuStar has endeavored to fulfill the needs of regulatory authorities and the industry for information and reports to properly manage the NANP.  [* * *]

In fact, NeuStar proactively identified the need to provide the information contained in these reports, provided timely and continuous updates, identified any developing trends, and took appropriate action in a timely manner.  [* * *]  Table I-10 summarizes the required reports, and identifies those reports already provided by NeuStar.  TRD Section 8.9 catalogues the technical report requirements from TRD Table 8-1.  NeuStar will comply with all of the requirements in TRD Section 8.9 as well as the performance reports required in TRD Section 8.10.

Table I-10.  NANPA Reports

TRD Section	Report	Frequency	Remarks

8.0	Numbering Resource Report	March and September for all resources, and monthly for resources under “close watch”	NeuStar currently provides resource status reports annually. See Note 1.

8.0	NANP Exhaust Report	Semi-annual, updated as needed	NeuStar currently publishes this NANPA report on an annual basis.

8.1, 7.15	Annual Report	First quarter of each year	NeuStar currently publishes this NANPA report. Two items have been added to the content of this report by TRD 8.1: 1) list of reserved NPAs, and 2) summary of trouble tickets

8.2	NRUF Report	Twice yearly consistent with NRUF reporting dates	NeuStar currently publishes this NANPA report.

8.2	State NRUF Overview Report	Twice yearly consistent with NRUF reporting dates (if requested by a state)	NeuStar currently publishes this NANPA report

8.2	State NRUF Detail Report	Within 10 calendar days of request, provided that request is made at least 30 days after NRUF reporting deadline, but before next NRUF reporting date

NeuStar currently publishes this NANPA report. Audience for this report is state regulatory agencies. Data is confidential and can be provided only to those states having required confidentiality assurances in place.

8.2.1	Anomaly Report	Generated when an anomaly is detected in data submitted by a service provider and provided to submitting service provider within 10 days of submission of their data	NeuStar currently publishes this NANPA report. It assists service providers to correct or refine their data submissions.

8.2.2	Standard Reports for Regulatory Authorities (10 currently available)	Prepackaged with the State NRUF Detail Report, or can be run by NANPA on request	NeuStar currently publishes this NANPA report. As required, NeuStar will meet with regulatory agencies annually to review report format and content.

8.2.2	Miscellaneous NRUF Effectiveness Reports (8 reports specified)	April and September keyed to NRUF submission dates	This is a new reporting requirement. NeuStar will create these reports and modify them as needed to meet the needs of state regulatory authorities or other authorized users.

8.3	NPA Relief Activity Status Report	Monthly

NeuStar currently publishes this NANPA report, and will be revised to include the following: 1) jurisdiction, 2) date relief need identified, 3) declaration date, 4) exhaust date upon declaration, 5) initial relief planning meeting notice date, 6) requested implementation date, 7) requested relief type, 8) rationing date. See Note 2.

8.4	CO Code Activity Status Report	Monthly	NeuStar currently publishes this NANPA report. See Note 1.

8.5	NANP Resource Activity Status Report	As needed	NeuStar currently publishes this NANPA report. See Notes 1 and 2.

8.6	Other Reports	As needed	NeuStar currently provides reports on other number resources as needed. As required, NeuStar will produce such reports as enterprise services, as stated in Section 8.6 of the TRD.

8.7	Binder of Decisional Principles	As needed	NeuStar currently publishes this NANPA report.

TRD Section	Report	Frequency	Remarks

8.8	CO Code Assignment Activity by NPA for State Commissions	Weekly	NeuStar currently publishes this NANPA report.

8.8	CO Code Assignment Activity Summary	Monthly	NeuStar currently publishes this NANPA report.

Note 1: Resource status reports are required monthly if the resource is near exhaust and “being watched.” The list of resources “being watched” has not yet been identified. Upon contract award, NANPA will meet with the COTR or his/her representative to determine the content of the list.

Note 2: NANPA does central office code administration and relief planning only in the US and its territories. Some reports require information known only by the administrators serving other NANP countries. To comply with the non-US portion of the requirement, NeuStar, as NANPA, will request the relevant data from those administrators along with their permission to include it in the report.

I.3                                  NANPA Administrative Functions (RFP L5, M.2.A.2, TRD 2, 3, 4, 5, 6, 8)

As the current steward of the numbering resources, NeuStar possesses the requisite neutrality, knowledge, and intimate familiarity with regulatory directives and industry guidelines, processes and procedures, and nuances to ensure the effective and efficient performance of all NANPA administrative functions into the next term.

[* * *]  For the next 4 plus years, the value of the NANPA will be measured on the basis of the services it provides.  In order to be the NANPA for the next term, the chosen vendor must, among other things:

•                  Possess the institutional memory of number administration—there are several numbering precedents that are not written down in the guidelines (e.g., the practice of making “temporary assignments” in cases of advertising misprints); only NeuStar has the institutional memory to be the NANPA;

•                  Possess unassailable neutrality—otherwise, understandable human errors can be called into question and misinterpreted as “possible” neutrality violations, which can waste significant FCC resources to research; NeuStar has a comprehensive company-wide neutrality compliance program whereby it has passed all 11 neutrality audits;

•                  Demonstrate the ability to handle significant changes in NANP resource application volumes—otherwise, service will suffer and carriers will be slow to receive numbering resources; NeuStar has demonstrated that it can “staff-up” to handle levels 200% over expected volumes; and

•                  Demonstrate the ability to quickly react and adapt to changes in FCC regulations—otherwise, FCC directives will not be enforced or FCC objectives will not be realized in a timely fashion; NeuStar has demonstrated its ability to rapidly adapt to new FCC rules and orders; for example, it completely revamped CO code administration and reclamation procedures and implemented a new complex NRUF system in two short months.

The detail provided in the remainder of this section serves to demonstrate NeuStar’s expertise in the most important aspects of the NANPA function—service to all stakeholders—and ensure confidence by the FCC and the industry that NeuStar is the vendor of choice to effectively and efficiently perform the NANP administrative functions on an impartial and neutral basis.

Further, this detail seeks to demonstrate our intimate knowledge and thorough understanding of the rules and procedures in FCC Reports and Orders governing the NANPA activities, the nuances associated with these orders and the various constituents, and the requisite processes associated not only with code administration (I.3.1), relief planning (I.3.2), and NRUF (1.3.3), but for the administration of other resources (I.3.4) as well.  If selected to continue serving the FCC and the industry as the NANPA, NeuStar will comply with all requirements set forth in the Technical Requirements Document, including its attachments.

I.3.1 Central Office Code Administration (RFP L.5, M.1.A.2, TRD 4,)

NeuStar has done an excellent job of administering CO codes even as the demand for these resources rose to unprecedented levels and FCC’s numbering resource optimization strategies were being implemented during the same timeframe.

NeuStar is intimately familiar with all regulatory directives and industry guidelines and was able to adapt quickly to respond to fundamental changes in the telecommunications environment.  [* * *]

NeuStar has an enormous reservoir of experience in administering CO codes on the basis of all applicable FCC directives and industry guidelines and has unmatched expertise in performing these functions in a timely, neutral, and professional manner. NeuStar personnel continuously keep themselves abreast of new federal and/or state requirements and changes to industry guidelines and modify its CO code administration methods and procedures (M&Ps) to reflect latest directives. [* * *]

I.3.1.1              Client Services (RFP L.5, M.1.A.2, TRD 4.2.1)

The administrators will continue to make informed, efficient decisions that assist regulatory authorities to meet their numbering resource optimization goals.

NeuStar has a large “client” base insofar as the administration of the NANP is concerned. As such, NeuStar will provide information on CO code administration processes, guidelines, procedures, interfaces, and services to all of its clients including, but not limited to, the FCC, state regulatory commissions, the NANC, industry, and the general public.  NeuStar will continue to provide, on the NANPA website, all pertinent and current information regarding CO code administration to ensure that users are aware of and have easy access to the information they need to effectively and efficiently do their job. The website design will be improved for greater ease of use but will continue to include information such as reclamation and jeopardy procedures, current industry guidelines, code assignment reports, job aids, tutorials, help desk and contact information, and summaries of the FCC and State orders that specify parameters for code assignments.

NeuStar will provide assistance to all clients who use numbering resources and suggest alternatives, when possible, that may assist clients with numbering resource optimization and utilization issues.  In practice, the assistance required is most often a detailed explanation of the conditions that must be met to obtain numbering resources, as specified in the NRO orders, or an explanation of the alternatives available to an applicant that does not meet those conditions.  [* * *]

NeuStar will maintain working knowledge of applicable state regulations and local dialing plans.  Knowledge of the local environment, including regulations, can be gained only through time and experience—in fact, in combination with their previous experience, NeuStar’s NANPA personnel have become scholars of NANP administrative regulations, guidelines, local information, and processes and procedures. NeuStar’s CO code administrators maintain state binders containing all of the state and area-specific orders and procedures.  [* * *] It is also standard practice for code administrators to participate in relief planning meetings, during which a wealth of local information is presented and discussed.  Finally, code administrators have access to information on 7-digit cross NPA boundary dialing arrangements.  This information has been collected to ensure that the administrators assign central office codes that do not cause routing or dialing conflicts.

NeuStar will continue to assist code applicants with understanding and completing all forms and appendices associated with industry guidelines.  Meeting this requirement is essential to successfully serving as the NANPA, particularly given the current telecommunications environment where more and more service providers are requiring their employees to do more with less, and where many of the applicants are new to code administration and numbering management. For some code applicants, CO code administration is a small part of a long day and they need to be able to submit forms easily and correctly—the first time. NeuStar understands this, and has, through its tenure as the NANPA, responded to over 80,000 calls with very high customer satisfaction ratings.  In addition to personalized customer service, applicants can also find assistance in the central office code section of the NANPA website, which contains helpful information, including a multi-part job aid, an explanation of the documentation required to demonstrate facilities readiness, and a primer on the effects of the FCC’s NRO orders.  The introduction of NeuStar’s current Code Administration System (CAS), which allows applicants to fill out templates on line and submit requests, has made the process much simpler and more efficient.  Previously, applications had to be submitted by fax or mail.  CAS helps the applicant avoid errors.  For example, many of the fields in CAS are drop-down menus that guide the applicant in making the correct choices.  These helpful features will be carried over into the new NANP administration system.

NeuStar will educate its clients.  NeuStar recognizes that training its clients will result in more efficient and effective processing of CO code requests as well as satisfied clients.  Each requirement described above addresses one or more aspects of client education that NeuStar provides.  Key to the success in educating clients is the quality of the one-on-one interactions they have with the administrators, and NeuStar has taken steps to increase and maintain the expertise of its administrators.  Each administrator has completed the Achieving Extraordinary Customer Relations seminar, taught by Achieve Global.  This seminar reinforces the importance of high quality customer service and follow-through procedures.  In addition, the seminar explains how to chart customer needs, wants, and expectations and how to meet those needs.  NeuStar also provides technical training for the administrators.  Each month, administrators are required to attend an interactive training session on a technical topic related to numbering.

NeuStar will notify its clients and interested parties when guidelines or applicable directives have changed.  As required, NeuStar will provide electronic notification of such changes within five business days of change identification.  In fact, a special electronic distribution list (“code-admin”) has been established and used for distributing notices and information of interest to code applicants.  Currently, the list has 220 subscribers, and CO code applicants will be automatically added to the list if they provide an email address.  The code-admin capability will be merged into the new NAS.  More detail on the management of changes associated with code administration procedures can be found in Proposal Section I.2.4.2.  As required, a transition period will precede the introduction of the change.  The length of the transition period will be commensurate with the scope of the change, but may be bounded by regulatory directives.

NeuStar will respond to client inquiries regarding available and assigned central office codes.  Up to the minute information on assigned and available codes will be available on the NANPA website.  NeuStar’s administrators will answer questions about the availability of specific codes or will direct clients to the website if they wish to research or browse among the assigned and unassigned code lists.

I.3.1.2 CO Code Processing (RFP L.5, M.2.A.2, TRD 4.2.2)

NeuStar will leverage its experience derived from processing more than 150,000 applications—99.3% within the required 10 working days—to ensure that CO code processing is timely, accurate, and compliant with all applicable regulatory directives and industry guidelines.

This section serves to demonstrate NeuStar’s understanding and abilities to process code applications efficiently and effectively by focusing on some of the lesser-known but critical aspects of the application process that a successful NANPA must be familiar with, along with steps that NeuStar has taken to improve the process during its first tenure as NANPA.  If selected to continue serving as the NANPA, NeuStar will continue to ensure that all requirements set forth in TRD Section 4.2.2, as well as all applicable federal and state directives, are stringently adhered to.

NeuStar processes central office code applications according to documented methods and procedures (M&Ps).  These M&Ps must recognize and be consistent with 1) federal directives such as the FCC’s NRO orders, 2) supplementary state directives, the scope of which may vary depending on how much authority has been delegated to the state by the FCC, and 3) the industry consensus assignment guidelines.  The NANPA must have the experience to combine these fundamental drivers with efficient business practices to create detailed procedures to support daily code administration activities.  The procedures must be scrupulously neutral, fair, and even-handed, and they must conform totally to the letter and intent of regulatory directives.  This is precisely how NeuStar has operated during the past five years and is committed to continuing to do so during the next five.

Exhibit I-12 describes the code assignment process, focusing on the application review, evaluation, and determination if an assignment should be made.  The circled numbers in the exhibit correlate with the text, which is indicated by a shaded number.   [Exhibit I-12: Graphic Design]

The first step taken by the code administrator is to review the entire application for completeness, scanning the submitted material for errors, inconsistencies, or omissions 1.  This includes ensuring that all required fields have been populated and that all required documentation is attached; e.g., for initial code requests, evidence of certification to operate in the specified rate center.  Table I-11 summarizes the required information for various types of applications.

It is NeuStar’s intention, consistent with the requirements, to assist those who submit applications in good faith to get the numbering resources they need as quickly as possible.  To that end, NeuStar has defined and posted on the website specific conditions under which it will suspend rather than deny applications containing errors or omissions.  When an application is suspended, the applicant has two days to work with the administrator to correct the problems.  If the applicant cannot be reached, or the problems cannot be fixed within the two-day window, the application is denied.

It is critical to maintaining an unassailable position of neutrality that conditions for suspension be well defined and applied uniformly so as to preclude the possibility of giving special treatment to any specific applicant or group of applicants.  By defining and publishing these conditions in advance, NeuStar has provided the industry with an opportunity to ensure that these conditions are non-discriminatory.  No company has questioned the non-discriminatory nature of NeuStar’s posted conditions.

Table I-11.  Central Office Code Application Material Checklist

Type of App	Materials Required

Initial code	Completed Part 1, documentation showing certification, documentation showing service readiness, NRUF on file

Growth code	Completed Part 1, MTE form, NRUF on file

Change	Completed Part 1, MTE form if change is to rate center, merger/acquisition documentation if name change

Return	Completed Part 1, NPAC report indicating whether or not returned code contains ported numbers (Optional, but inclusion of this report speeds processing of returns)

Reservation	Completed Part 1, documentation required for initial or growth code, depending on type of reservation

The code administrator then evaluates the information provided on the application to determine whether or not the applicant’s request can be granted 2.  The evaluation criteria are summarized in Table I-12.

Table I-12.  Central Office Code Application Evaluation Criteria

Type of App	Evaluation Criteria

Initial code	Does the information provided meet the requirements of the Central Office Code Assignment Guidelines, INC 95-0407-008, Sections 4.1.1, 4.2, and FCC order 00-104?

Does the documentation provided show that service provider has state or federal certification to provide service in the area for which the code is requested?

Does the evidence provided adequately document service readiness?

Does the application meet State/NPA specific requirements (if any)?

Table I-12.  Central Office Code Application Evaluation Criteria

Type of App	Evaluation Criteria

Does the applicant’s NRUF filing indicate a need for resources in the specified area?

Growth code

Does the information required meet the requirements of the Central Office Code Assignment Guidelines, INC 95-0407-008, Section 4.1.1, 4.3, 5.2.3, 9.4.1, 9.6.1.4, FCC orders 00-104, FCC 01-362, and FCC 00 429 and 47 CFR, §52.13 (c) (7)?

Does the Months to Exhaust (MTE) worksheet provided indicate the required utilization level for codes currently assigned?

Does the application meet State/NPA specific requirements (if any)?

Does the applicant’s NRUF filing indicate a need for resources in the specified area?

Change	Does the information provided meet the requirements of the Central Office Code Assignment Guidelines, INC 95-0407-008, and Section 6.3.1?

Does the MTE worksheet provided to support a change in rate center indicate the required utilization level for codes currently assigned?

Return	Does this meet the requirements of Central Office Code Assignment Guidelines, INC 95-0407-008, Section 5.4.3, 6.3.2, 6.3.3, 8 and FCC order 00-104?

Does the returned code contain numbers ported to other carriers? (See below. In this case action is required to ensure that customers holding these numbers do not lose service.)

Reservation	Does this meet the requirements of Central Office Code Assignment Guidelines, INC 95-0407-008, Section 4.5,and 9.6.1.5?

Does the request meet the requirements for an Initial or Growth code?

[* * *]

In 2002, for example, 321 out of 3,433 central office codes submitted for return were found to contain a total of 105,010 ported telephone numbers.  Using the new procedures to process these 321 disconnects, NANPA approached 247 service providers and successfully found new LERG assignees for 305 of the returned codes—a 95% success rate.

Some carriers have deactivated their networks without returning their assigned codes.  When it is obvious that codes have been abandoned, NeuStar contacts the affected state commissions for direction.  In this capacity, in 2002, NeuStar distributed 27 notices to states concerning 53 codes that had a total of 37,035 ported telephone numbers.  As a result of NeuStar’s efforts, only 16 codes, with a total of only 239 telephone numbers, were disconnected.  The remaining codes were successfully assigned to other carriers, preserving telephone service for thousands of customers.

If an NPA is in jeopardy, that is, the supply of existing resources may exhaust before relief can be implemented, state-specific procedures limit the number of codes that can be assigned each month and a lottery is used to determine which qualified applicants will get assignments 3.  Lotteries are discussed in greater detail in Proposal Section I.3.1.6.

If the administrator approves the application, and the applicant is successful in the lottery (if applicable), the administrator chooses a code to assign 4.  This task appears to be no more complicated than choosing a code from the available list, but in reality choosing a code that will work is arguably the most difficult part of the assignment function.  The reason for this is the existence of special cross-NPA boundary dialing arrangements ordered by state commissions or voluntarily instituted by service providers.  These arrangements may limit where specific codes can be assigned.  The administrator must ensure that any code chosen is not already assigned, not only in the home area code, but also in the area within the foreign area code to which seven-digit dialing is permitted, and in the local calling area for any of the codes within the restricted area of the foreign area code.  If an incorrect code is assigned, the service provider will be unable to implement translations in its switches, making it impossible to reach numbers within the assigned code from some areas.  Often this is not discovered until specific numbers have already been promised to customers, with the consequent potential for financial damages.  Given the gravity of this issue, avoiding code rejects is and will remain one of NeuStar’s key objectives as the NANPA.

To avoid this problem, NeuStar has taken several steps.  First, since the complexity of the problem makes it impossible for the administrator to manage, checking for code conflicts has been built into CAS and will be included in the new NAS.  Next, data on existing non-standard dialing arrangements is needed.  NeuStar has been studiously collecting data on these dialing arrangements over the last five years.  [* * *]

Once an assignment is made, NeuStar must follow up to ensure that the code has been implemented, and initiate reclamation if it has not 5.  This includes a reminder to the code applicant of the need to submit a Part 4, indicating the code has been placed into service.  NeuStar also agrees to augment current procedures to produce a “Part 5” form confirming receipt of a Part 4 form as required.  Further discussion of follow-up and reclamation is provided in Proposal Section I.3.1.8.

I.3.1.3 Communication and Notification Functions (RFP L.5, M.2.A.2, TRD 4.2.3)

NeuStar will leverage established and effective communications skills, tools, and interfaces to ensure NANPA communications and notifications are clear, accurate, appropriate, and timely.

An essential requirement that all successful NANPA administrators (whether Code or NPA Relief Planning) must meet is effectively communicating with clients—providing concise, clear, topical information in a timely and neutral manner. During its tenure as the NANPA, NeuStar has established relationships and methods and procedures to ensure that these communication and notification requirements are met. Our experienced administrators employ customer service and listening skills to issue clear and concise notifications, accommodate differences, and resolve conflicts.  The following discussion addresses how NeuStar will meet the requirements set forth in TRD Section 4.2.3.  Additional detail regarding program level communications is provided in Proposal Section II.4, Communications Approach.

Surpassing the requirement for daily updates, NeuStar will provide real time updates on the central office codes (NXXs) assigned and available in each NPA.  Regulatory and industry personnel will access the up-to-the-minute information on the status of all CO codes.

NeuStar will follow the industry guidelines for notification of central office code assignments.  NeuStar will issue notification of all NPA code jeopardy situations and other pertinent activities to the appropriate regulatory agencies and affected industry members.  It should be noted that NeuStar introduced an electronic mailing list, “code-admin”, specifically for announcement of items of interest relating to code administration.  This notification mechanism will be incorporated into the new NAS.

NeuStar will have the capability to input rating and routing data into BIRRDS.  NANPA will enter data directly into BIRRDS.  NeuStar obtained this capability in 1997 and will continue to maintain and use it to enter data directly, as required under the new contract.  Further, NeuStar plans to continue to offer data entry as an enterprise service.

I.3.1.4 Status Reporting (RFP M.2.A.2, TRD 4.2.4,)

NeuStar will monitor and report the status of NXXs in each NPA daily to ensure clients have the most up-to-date information required.

As indicated earlier, NeuStar will provide real time updates on CO codes assigned and available.  NeuStar also makes many other useful CO code reports available on its NANPA website.  These reports include a code assignment activity report—summarizing rationing amounts, codes assigned, codes returned, and available and unavailable codes.  A comprehensive description of reports provided is in Proposal Section I.2.7.

I.3.1.5 Tracking CO Code Utilization for NPA Relief (RFP L.5, M.2.A.2, TRD 4.2.5,)

NeuStar’s experienced forecasters, code administrators, and relief planners will work together to track CO code utilization in preparation for NPA relief.

NeuStar will determine when to initiate NPA relief by continually monitoring central office code growth and projecting exhaust as required in TRD Section 4.2.5.  To facilitate review and analysis of growth data, NeuStar designed a report summarizing all data pertinent to central office code growth activity, including the number of assignments, returns, available codes, and rationing information.  The report is available on the NANPA website.

When NeuStar identifies a potential NPA exhaust condition, it notifies the appropriate state commission and affected parties in accordance with the guidelines.  NeuStar will prepare and organize a relief planning meeting for each NPA projected to exhaust within 36 months, obtain local industry consensus on a relief plan, and submit the plan to the state for approval.  Comprehensive information on relief planning can be found in Proposal Section I.3.2.

I.3.1.6 Management of Jeopardy Conditions (RFP M.2.A.2, TRD 4.2.6)

NeuStar code administrators will faithfully develop and follow jeopardy procedures— conducting lotteries and facilitating the development of consensus relief plans in a scrupulously neutral manner.

NeuStar declares a jeopardy condition in an NPA when forecasted or actual demand for CO codes will exceed the supply before relief can be provided.  When a jeopardy condition is declared, NeuStar first notifies the appropriate regulatory authority and then the industry.  NeuStar convenes the industry to develop NPA or state-specific jeopardy procedures, which typically limit the number of CO codes that can be assigned each month and establish lotteries to determine which of the qualified applicants will receive assignments.  For the duration of the jeopardy condition, NeuStar conducts the lottery each month and assigns codes according to the outcome.  NeuStar, as NANPA, has managed more than 100 NPA jeopardy conditions and facilitated more than 250 associated meetings, all in accordance with regulatory orders and industry guidelines.  Fortunately, the FCC’s numbering optimization initiatives and the return of CO codes attendant thereto have reduced the number of jeopardy conditions from 73 in 1999 to 41 in 2002.  In 2002, NeuStar, on its own initiative, recommended and received authority from the industry to rescind jeopardy under certain conditions and has exercised this new authority in 9 NPAs.

After a jeopardy condition is declared, NeuStar immediately invokes temporary jeopardy procedures, allowing assignment of only three codes per month to protect the remaining supply of codes.  The industry, with NeuStar code administration assistance, develops final jeopardy procedures in accordance with Section 9.0 of the central office code assignment guidelines.  In the past, these procedures have varied significantly from one state to another.  State commissions may introduce additional variances.  Delegated authority allows some state commissions to direct NeuStar to implement NPA-specific numbering conservation measures.  [* * *]

During a jeopardy condition, NeuStar monitors central office code assignment and return activity continuously and assesses the impact on NPA exhaust.  This information is posted to the NANPA website.  This process is performed in conjunction with preparation for NPA relief.  In most cases, rationing of central office code assignments ends simultaneously with the effective date of NPA relief, although a few states were granted delegated authority to continue rationing for up to six months after relief is implemented.  In managing jeopardy conditions, NeuStar rigorously complies with the regulatory directives, industry guidelines, and requirements of TRD Section 4.2.6 and will continue to do so during the next five years.

I.3.1.7 Management of Code Inventory (RFP M.2.A.2, TRD 4.3,)

During the past five years, NeuStar has taken a number of initiatives to significantly improve the accuracy of CO code inventory records received from previous RBOC code administrators and has augmented the supply of NXXs through release of unavailable codes, thereby extending the lives of several NPAs.

The management of CO code inventory is a critical task.  If inventories are not managed properly, substantial problems can ensue, most notably, the premature exhaust of an area code.  NeuStar determines when to initiate NPA relief by continually monitoring CO code assignments and projecting exhaust.  As required in TRD Section 4.3, NeuStar tracks and monitors MTE submissions, code forecasts, and utilization reports to better understand forecast demand and anticipate the need for relief to avoid premature exhaust of each NPA and the NANP.  A comprehensive discussion on forecasting and utilization can be found in Proposal Section I.3.3.

Further, NeuStar continually seeks to meet the spirit of the requirements—optimizing the efficiency of number usage, in accordance with the FCC’s objectives. For example, NeuStar, on its own initiative, has taken positive, pro-active steps to increase the number of CO codes available for assignment.  [* * *]

NeuStar also believes that this requirement entails an obligation to maintain the quality of the code inventory data.  To this end, NeuStar, on its own initiative, has undertaken an effort to compare and resolve discrepancies among the three primary databases containing CO code information:  NeuStar’s CAS and NRUF, and Telcordia’s LERG.  Service providers control the input to all three of these databases, but some have not made a concerted effort to keep the data synchronized.  Each month, NeuStar does a comparison of these databases and attempts to resolve discrepancies by contacting the affected service providers. More than a thousand discrepancies have been resolved to date. The CO code inventory is more accurate than ever before.

I.3.1.8 Resource Reclamation (RFP M.2.A.2, TRD 4.4)

Since the first FCC NRO Order was released in July 2000, NeuStar has worked cooperatively with regulatory authorities and the industry, in the process recovering more than 1,900 central office codes, equivalent to 19 million telephone numbers.

When a CO code is assigned, the code administrator and applicant establish an effective date for the code, and that date is entered into BIRRDS, thus informing carriers of the existence of, and the need to route calls to, numbers in the new code.  The assignment guidelines require that the code be in service no later than six months after the original effective date entered in BIRRDS.  The assignee confirms that the code is in service by completing and filing a Part 4 form.  If five months have elapsed since the effective date, and a Part 4 has not been filed, NeuStar issues a reminder to the code holder.  If the Part 4 is not received by the end of the sixth month after the effective date, the code is considered delinquent, and NeuStar will begin reclamation procedures by notifying the appropriate regulatory authority, which makes the decision on whether or not the code is to be reclaimed. The FCC’s NRO orders delegated reclamation authority to the states, if they wished to exercise it, and more than 30 states have opted to do so.  The FCC makes reclamation decisions for delinquent codes in the remaining states.  As the designated FCC and state regulatory agency personnel determine whether or not each delinquent code should be reclaimed, NeuStar works closely with them to carry out their directives.  The NANPA website lists regulatory contacts along with summary reclamation procedures for reference.  Prior to the NRO orders, INC made reclamation decisions.  Since the regulatory authorities took on this role, the number of codes reclaimed has increased substantially.  [* * *]

NeuStar’s current NANPA system accepts Part 4 forms and automates the reclamation process by generating the reminder letters and maintaining the list of delinquent codes.  These functions will be incorporated into NAS.  It should be noted that the new requirements introduce a Part 5 form into the process.  When NeuStar receives a completed Part 4 form from the service provider, indicating that an assigned code has been placed into service, NAS will issue a Part 5 form to confirm receipt of the Part 4.

I.3.2 NPA Relief Planning (RFP L.5, M.2.A.2, TRD 4.2.5, 5.0, 8.3,)

NeuStar will continue the tradition of excellence it has established in NPA relief planning to ensure the optimization of the NANP.

The number of telephone numbers assigned to service providers in the United States has increased dramatically over the past seven years.  [* * *] As NANPA, NeuStar has ably responded to this unprecedented surge of NPA relief requirements, initiating and facilitating 132 NPA relief projects, thus ensuring the continued viability of our area code system and the telephone industry’s ability to support the mushrooming service demands of the public.  NeuStar has met this challenge by combining unmatched expertise, unassailable neutrality, innovation, and a comprehensive understanding of the guidelines set forth in INC NPA Relief Planning and Notification Guidelines and TRD Section 5.  If selected, NeuStar will continue to serve the industry with the highest levels of dedication, quality, and neutrality.

[* * *]

Evidence of relief planning capability—NeuStar’s NANPA NPA relief planning personnel have initiated 132 relief projects, facilitated more than 1,000 industry meetings, published nearly 1,500 documents, and filed 120 relief petitions with state regulatory agencies.  NeuStar has developed and refined a highly successful NPA relief planning process that has earned NeuStar NPA relief planners the trust of state commissions and the industry.

Surveys completed by those attending relief planning meetings consistently rate NeuStar’s NPA relief planning performance as “outstanding.” Overall satisfaction with the conduct of conference calls in 2002 was rated at 4.89 out of a maximum of 5.00, consistently high when compared to the overall satisfaction of 4.85/5.00 measured in 2001.  NeuStar’s success is also demonstrated in its consistent record of triggering relief planning actions at the appropriate time.

NeuStar listens closely to customer feedback and acts accordingly to improve its processes, for instance, making greater use of conference calls to reduce travel costs and increase relief planning meeting participation.  NeuStar’s dedication to neutrality and the fair and open conduct of the industry meetings is unquestioned.  In customer surveys, “impartiality” ranks near the very top in customer satisfaction rankings.

NeuStar has made the NPA relief planning process more effective and efficient in terms of automated support and also in terms of process improvements.  When the volume of NPA relief projects increased dramatically in 1999, NeuStar, on its own initiative (with FCC approval), developed a new method to disseminate notifications and documents more effectively—the widely acclaimed Document Distribution Service (DDS).  In 2000, NeuStar initiated the concept of a pre-Initial Planning Document (IPD) conference call meeting before every new NPA relief project that increased the quality of relief alternatives.

NPA Relief planning process summary—Exhibit I-13 illustrates NeuStar’s NPA relief planning process, focusing on relief timing, relief planning, status reporting, NPA code assignment, and implementation.  The shadings in the exhibit identify the process components.  The circled numbers in the exhibit correlate the text of the various sections with the exhibit.  For further clarification, process components (blocks) in the exhibit also identify applicable TRD paragraphs in the lower right hand corner.

I.3.2.1 Relief Timing (RFP L.5, M.2.A.2, TRD 5.1.1, 5.1.4,)

NeuStar will continue to utilize sophisticated forecasting modeling and an industry-standard, 36-month timeframe to ensure continued availability of resources for service providers.

In an ever-changing telecommunications environment where factors such as the level of competition, market forces, the state of the economy, and unique local conditions (e.g., a large number of rate centers) impact numbering demand, NeuStar has developed a sophisticated utilization and forecasting model (described in more detail in Proposal Section I.3.3) that serves as the starting point of NPA relief planning 1.

As required, NeuStar initiates NPA relief planning 36 months in advance of NPA exhaust. Timely initiation of NPA relief minimizes the possibility that numbers will become scarce, or even run out, before the relief solution can be implemented.

[Exhibit I-13: Graphic Design]

NeuStar establishes a specific date (36 months before exhaust) when the initial industry NPA relief planning meeting will be held 2.  Scheduling the initiation of relief 36-months prior to exhaust has proven to be the most efficient amount of time for the industry to reach consensus on a recommended relief plan and for the state commission to conduct its own investigation prior to approving a relief plan.  In fact, NeuStar considered the option of initiating NPA relief planning earlier, e.g., 42 months prior to exhaust, which would provide more time, but found such a change to be of little value, since the state commissions continued to key their actions toward the current projected lead-time of NPA exhaust.

I.3.2.2 NPA Relief Planning (RFP L.5, M.2.A.2, TRD 4.2.5, 5.1.2 to 5.1.10, 5.1.16, 8.3)

NeuStar will continue to innovate to maximize the quality and number of relief alternatives available while enabling the state regulatory commissions and the industry to make informed, effective decisions with regard to relief planning.

The industry guidelines dictate how NPA relief planning should be conducted, but NPA relief planning involves much more than simply following these guidelines.  The path to a consensus solution involves potential pitfalls; e.g., for competitive reasons various industry segments prefer splits or overlays, making consensus difficult in some cases.  The successful NeuStar relief planner knows that to reach consensus requires advance preparation, excellent facilitation skills, a keen understanding of the consensus process and, above all, total neutrality.

To that end, in 2000, NeuStar proactively initiated the concept of holding a pre-Initial Planning Document (IPD) meeting (conference call) prior to each new NPA relief project start-up. This resulted in maximizing the quality and number of relief alternatives and helping industry representatives better prepare for the follow-on IPD review meeting and initial NPA relief planning meeting, thereby increasing the likelihood and efficiency of gaining consensus for a solution.

As required, NeuStar establishes the date for the initial NPA relief planning meeting and notifies the service providers, state commission, and other affected parties 8 weeks in advance 3.  NeuStar advises the state commissions ahead of time since public and media reaction can sometimes be quite strong when word of NPA relief planning becomes general knowledge.  NeuStar takes special steps to identify all parties in the NPA who should be invited to attend the initial NPA relief planning meeting, such as independent telephone companies, competitive local exchange carriers, cellular carriers, and paging companies, by consulting a variety of information sources such the Local Exchange Routing Guide (LERG), state commission websites, CO code assignees, etc. and maintaining a database of all contact information.  Inadvertent omission of even one affected party’s invitation to an initial relief planning meeting may invalidate the meeting’s outcome, thereby wasting precious time and resources.

NeuStar makes the extra effort to provide relief planning participants with rate center information and an accompanying map early on in the process to increase the likelihood of consensus on a relief recommendation at a broadly attended initial relief planning meeting.

Experience has shown that our 8-week invitation lead-time gives attendees ample time to schedule and prepare for the meeting.  More time is unnecessary and less time, e.g., 6 weeks advance notice, will not provide enough time to conduct the NeuStar-initiated pre-IPD meeting and then distribute the IPD at least 4 weeks prior to the initial NPA relief planning meeting.

Prior to 2001, almost all initial relief-planning meetings were conducted face-to-face, at a location within the NPA undergoing relief.  In 2001, responding to customer feedback, NeuStar began to combine high-quality conference calls with face-to-face meetings, starting first with initial implementation meetings.  Initial concern in some quarters about the effectiveness of conference calls proved unfounded and attendance at the meetings has risen steadily.  NeuStar now conducts all industry meetings, including initial and follow-up relief planning meetings, via conference calls.  Benefits of this approach include:

•                  Increased meeting attendance, despite industry downsizing and increased workloads on the employees who remain.

•                  Improved quality and increased numbers of relief alternatives because a broader cross-section of industry representation, e.g., rural service providers, who now attend to provide their viewpoints.

•                  Reduced travel costs for all parties.

Key factors in maintaining the quality of conference calls, sometimes in a contentious environment, have been: (1) the effectiveness of NeuStar as a skilled, experienced impartial facilitator, (2) thorough preparation in advance of the meeting, and (3) high-quality planning documents delivered well in advance of the meeting.  All NeuStar relief planners receive training on neutrality and effective facilitation techniques, with annual refresher training.  [* * *] NeuStar resolves any concerns about participation by providing all relevant documents in advance of the meeting using the DDS, which has proven to be very effective.  As evidence that this approach works, NeuStar-conducted surveys in 2002 showed that 154 respondents (50% of the attendees) rated our overall performance in the conduct of the meetings an average of 4.89 out of a perfect 5.0, clearly a superior level of satisfaction.

NeuStar distributes the IPD four weeks prior to the initial industry meeting including at least one split and one overlay 4.  NeuStar developed a model (accepted by the industry) that quickly and consistently calculates the exhaust of the relief alternatives.  With the use of this model, analysis of new or modified relief alternatives suggested at the relief meeting can be accomplished in real-time thereby saving considerable time and, very importantly, virtually eliminates the need for an additional meeting.

NeuStar conducts the initial relief planning meeting and any follow-on meetings needed to achieve consensus on a relief plan 5.  [* * *]

NeuStar publishes draft minutes within two weeks after a meeting, conducts associated minutes review, schedules any future meetings, and distributes appropriate notices to all parties via NeuStar’s DDS 6.

After the final industry meeting, NeuStar, on behalf of the industry, prepares a petition describing the NPA relief recommendations and the alternatives considered 7.  NeuStar then submits the petition, with all associated documentation, to the state commission, typically within six weeks after the initial industry meeting.  In the course of submitting 120 NPA relief recommendations in 37 different states, NeuStar has gained valuable experience on the importance of preparing petitions in accordance with the unique state rules.  Absent strict adherence, the petitions may either be rejected or not acted upon in a timely manner thereby unnecessarily delaying needed NPA relief.

After an NPA relief petition is filed, under normal circumstances state commissions usually take an average of 10-12 months to approve the relief plan.  In the meantime, to keep all parties informed, NeuStar posts, on the NANPA website a status report of all active relief planning projects, with bi-weekly updates 8.  NeuStar will use this same type of report as a basis for providing monthly status reports to the FCC and NANC.

NeuStar works proactively with state commissions to ensure they receive up-to-date information (e.g., code assignment history, most recent exhaust forecast, testimony, interrogatories, etc.) and participates in public hearings to assist the state commission in arriving at a relief plan decision 9, 10.  To allow sufficient time to implement an approved relief plan, NeuStar informs the state commission no later than 16 months prior to NPA exhaust to remind them of the latest forecasted NPA exhaust date and the need for relief plan approval.

In accordance with individual state regulatory commission procedures, NeuStar will provide testimony at public hearings and meetings sponsored by state commissions, if requested or required to do so.  NeuStar has participated in more than 200 state-sponsored hearings and has often been called upon to provide expert testimony regarding NPA relief planning.  NeuStar has become familiar with the unique local jurisdictional rules, not obvious to the inexperienced, that impact timely NPA relief. For instance, Mississippi requires that local counsel represent NANPA at commission hearings.  In California, NeuStar will continue the established practice of scheduling all NPA relief-related public and local jurisdiction meetings and providing court reporters to record the proceedings.

TRD Section 5.1.16 identifies additional relief planning responsibilities in circumstances where the industry establishes a specific date by which the state commission has been requested to approve the recommended NPA relief plan 15.  [* * *] In the event an approval date is specified, however, NeuStar will work proactively with the state to obtain approval of the relief plan by the requested date.

If the relief plan has not been approved, NeuStar will notify the state commission and NANC chair 85 days prior to the requested approval date.  This notification serves as a reminder of the requested approval date and will include all relevant NPA status information.  If the state commission has still not approved the relief plan by the industry-requested date, NeuStar, not later than five days after this date, will notify the FCC and NANC of the relief status and provide a date by which an order is required to avoid jeopardizing timely implementation of NPA relief.  Generally, this date will be 16-19 months prior to exhaust based on industry estimates of minimal time needed to implement a split or an overlay.

I.3.2.3 Status Reporting (RFP L.5, M.2.A.2, TRD 5.1.5, 5.1.9, 8.3)

As NANPA, NeuStar’s web-based relief planning status reporting is already in place, and will be expanded to provide additional information and updated even more frequently than required to better serve the users.

NeuStar will comply with NPA relief planning status reports called for in the TRD 8.  For the past four years, NeuStar has been posting on the NANPA website, on a bi-weekly basis, a status report very similar in content to the categories listed in TRD Section 8.3.  This report is the primary resource for industry and state commissions seeking the most up-to-date status of active relief planning projects.  NeuStar’s NANPA website chart will continue to serve as the primary NPA relief status report and additional information categories will be added to bring the report into full compliance with TRD Section 8.3.  For example, the NeuStar NPA status report was recently updated to include additional factors such as “Number of remaining NXXs” and “Number of NXXs unavailable” which are required under TRD Section 8.3.

NeuStar will exceed the monthly update requirement specified in TRD Section 8.3 by providing the status report on a bi-weekly basis.  NeuStar has learned from users that bi-weekly updates better meet user needs than monthly updates.  No user has suggested a need for more frequent updates than every two weeks.  To help users keep track of changes, the web status chart will show the date of the most recent version and the date of the previous version.

NeuStar will provide a quarterly report to the NANC showing NeuStar’s performance in scheduling initial relief planning meetings 36 months in advance of NPA exhaust. Our performance monitoring process already includes the measurement and monthly reporting of this requirement.

NeuStar will meet the specific delivery requirement of TRD Section 5.1.9 for NANPA to track and report monthly on the status of pending relief plans to the FCC and NANC.  Essentially, the report will be the same as the one described above (for TRD Section 8.3). It will be delivered electronically and in hard copy form to the FCC and the NANC each month just as NeuStar does today.

Additionally, NeuStar will exceed the reporting requirements by continuing to post each month to the NANPA website an addendum not mentioned in the TRD entitled “Status of NPA Relief Projects with Specific Actions and Trigger Points.”  This addendum lists future NANPA actions to be taken after a specified event takes place.  For example, a state commission has ordered NANPA to alert it when NPAs in their jurisdiction reach a point six months from exhaust so implementation of a previously suspended relief plan could be resumed.  These trigger points serve as reminders so that essential actions are taken in a timely manner.  NeuStar currently monitors over 20 trigger points of this type.  Because industry feedback has been so positive on this proactive approach, NeuStar will continue to post this special report under the new contract, even though it is not specifically required by the RFP.

I.3.2.4 NPA Code Assignment (RFP L.5, M.2.A.2, TRD 5.1.11)

Because NPA code selection and assignment functions present significant challenges, NeuStar will continue to have experienced NPA relief planners and code administrators select relief NPA codes and the NANPA Director will make the assignments.

After a state commission approves an NPA relief plan and issues a relief order, NeuStar requests the assignment of an NPA code for assignment to the affected area 11.

•                  The NPA relief planner submits a completed Part 1 form to the NANPA Director;

•                  The NANPA Director assigns an NPA relief code if the approved relief plan meets the NPA relief guidelines; or

•                  If the state-approved relief plan violates the guidelines, the NANPA Director denies the Part 1 relief code request, informally notifies the state commission of the denial, including the reasons, and follows with the denial with a letter to the state commission, a copy to the FCC.

On the surface these tasks may appear as simple as selecting any available three-digit number from the allowable range of 200-999.  The NPA code assignment process, however, is laden with nuances and potential technical, regulatory, and political pitfalls.

Most NPAs already have a relief code reserved for future growth.  Industry guidelines require NANPA to reserve a relief code for each NPA that is forecasted to exhaust within the next 20 years. The criteria for reserving an NPA relief code dictate that the code must not be the same as an assigned NXX code (or prefix) in the existing area code to avoid dialing conflicts, and that it must not be easily confused with dialing adjacent NPAs. A few states have additional restrictions due to their 9-1-1 implementation plans and procedures or other factors.  Because the supply of available NPAs is dwindling, the number of available relief codes to choose from for future relief has become increasingly limited.

NeuStar assigns NPA relief codes strictly in accordance with the industry’s guidelines, but occasionally a sensitive situation arises when the relief plan, as approved by the state commission, violates those guidelines.  In one situation, a state commission approved a 3-way geographic split that resulted in a 27-year difference between projected exhaust lives of the NPAs after the split.  In compliance with Section 5.0(g) of the NPA Code Relief and Notification Guidelines, NANPA denied the NPA relief code request because the difference in the projected lives of the NPAs after relief was greater than the allowable maximum of 10 years. In this case, the NANPA relief planner informally advised the state commission staff in advance that NANPA would have to deny the code requests.  While a situation like this does not occur often, NeuStar enforces industry guidelines, informs the regulatory authorities of the applicable guidelines, and attempts to resolve the conflict between the ordered relief plan and the guidelines.

I.3.2.5 Implementation  (RFP L.5, M.2.A.2, TRD 5.1.12)

NeuStar will leverage its experience and earned trust and reliance by the industry to continue to effectively coordinate and facilitate timely and successful NPA relief implementations.

NeuStar’s primary role in the relief implementation process is to organize and lead the industry implementation team toward successful implementation of a new NPA relief project in accordance with an approved relief plan.  Based on lessons learned facilitating over 90 initial implementation meetings, NeuStar developed and continually refines an implementation checklist.  To assist service providers in addressing critical items necessary for a successful implementation, e.g., test numbers, customer education, network modifications, ANI digit conversion dates, etc.  In addition, NeuStar has responded to suggestions from the industry by instituting conference call-only arrangements for implementation activities.  The switch to conference calls has proven effective for conducting implementation activities, and NeuStar has been complimented by the industry for its cost cutting measures.

Within two weeks after the assignment of a new NPA relief code, NeuStar issues a press release announcing the new NPA code 12, in accordance with Section 5.7 of the NPA Relief Planning and Notification Guidelines, which is distributed via various media channels in addition to being posted on the NANPA website.  Occasionally, the state commission will opt to prepare and distribute the press release, in which case NeuStar assists by suggesting content for inclusion in the press release. During this period, diligence must be exercised when responding to increased media requests for details concerning relief plans such as the identity of the new NPA code before it is made public.  NeuStar relief planners receive media relations training and have learned through experience how to deal effectively with the media in these circumstances.

NeuStar convenes an initial implementation meeting within 45 calendar days after the assignment of the new NPA 13. The agenda for the initial implementation meeting follows the NeuStar-developed checklist of items to be addressed by industry members, e.g., implementation timetable.

During the initial implementation meeting, facilitated by NANPA, the industry discusses, and usually reaches agreement on the particulars for implementation of a relief NPA plan.  Minutes of the meeting are posted to the NANPA website. NANPA publishes a planning letter within three weeks after the initial implementation meeting and posts it to the NANPA website 14.  The information contained in the planning letter reflects consensus agreements at the initial implementation meeting.  The planning letter provides official notification to the industry and the public that NPA relief is pending.  Since 1997, NeuStar has published 327 planning letters.

At times, a state commission may issue a supplemental order modifying the original relief order, which may impact an implementation schedule already underway.  For example, the state commission could delay the effective date of the new NPA.  As NANPA, NeuStar monitors state commission directives daily throughout the implementation cycle and publishes planning letters announcing such changes within 10 business days after the order.

During implementation, it may become necessary to declare the NPA in jeopardy, which may involve rationing of the remaining NXX resource.  This becomes necessary when NANPA projects that the supply of available central office codes in the NPA will exhaust before the implementation of the relief NPA.  NeuStar’s NANPA jeopardy processes are previously described in detail in Proposal Section I.3.1.7.

The completion of an NPA relief plan signals the culmination of a planning and implementation process that usually spans three years or more.  NeuStar serves in a pivotal role of coordinating and facilitating the various stages of the relief planning process leading up to, and including, the timely and successful implementation of the new NPA.

I.3.2.6              Meeting Other TRD Section 5 Requirements (RFP M.2.A.2, TRD 5, 5.1.16, 5.2)

TRD 5 includes requirements that do not fit neatly into the NPA relief planning areas of focus specified in RFP Section L.5 as described in the foregoing sections.  NeuStar will comply with all TRD Section 5 requirements including the introductory paragraphs of TRD Section 5, TRD Section 5.1.16 Compliance, and TRD Section 5.2 User Notification as described below.

TRD 5. (Introductory paragraphs)—NeuStar will perform all area code (NPA) relief functions specified in the INC NPA Relief Planning and Notification Guidelines [INC 97-0404-016].  NeuStar recognizes the importance of identifying and maintaining a depth of knowledge of local/regional environments and operating/certified service providers for every NPA relief-planning project. But finding this information is no easy task.  NeuStar reviews the Local Exchange Routing Guide (LERG), consult with state commissions and local telephone company staffs, obtain recent census data, and carefully study local rate center lists and maps.  [* * *] This, combined with direct input from users in the NeuStar-initiated pre-IPD meetings, has significantly improved knowledge of the local environment that has led to higher quality, more acceptable geographic split alternatives.

NeuStar’s relief planning process described in Proposal Section I.3.2 complies with TRD Section 5 by identifying NPAs in need of relief and by providing effective management of the relief effort through the successful implementation of a new area code.

TRD 5.1.16 Compliance—NeuStar will comply with all requirements in the industry guidelines listed.  NeuStar directly participated in the development and improvement of these guidelines and is thoroughly familiar with the requirements contained therein.  NeuStar will ensure the continued availability of numbering resources by using: (a) a proven NPA forecasting approach described in Section I.3.3, (b) comprehensive performance monitoring and management processes described in Proposal Section I.2.5, and (c) a timely and proven NPA relief planning process as described in Section I.3.2.  NeuStar will rely on its extensive experience gained in numerous in-person meetings and discussions with virtually all state commission authorities, and by applying NeuStar’s approach to assist state commissions in making timely relief decisions if the industry seeks endorsement of a relief plan by a requested date.  NeuStar will comply with the last two paragraphs of TRD 5.1.16 related to timely approval of relief plans by the industry-specified date.

TRD 5.2 User Notification—NeuStar keeps users fully informed about the status of all active NPA relief planning projects, including any potential delays, through electronic notifications generated currently by the NeuStar-developed DDS, which will be integrated into the upgraded NANPA Administration System. NeuStar, at its own initiative and expense, designed an innovative, user-friendly service that it successfully deployed in September 1999 that greatly simplified notifications and significantly improved user access to information, thereby enhancing overall participation in NPA relief planning.

Today, this web-based service, with nearly 2700 registrants, allows users to sign up to receive notifications by location and enables downloading documents, around the clock.  Current documents are located on an electronic bulletin board, sorted chronologically for quick reference and downloading.  Documents in the DDS library (since September 1999) can be searched by state and NPA and quickly downloaded in a format compatible with all computer systems.  For example, those new to NPA relief planning can bring themselves quickly up-to-speed with immediate access to background documents in the DDS library.  Our customers repeatedly compliment DDS and how it has measurably improved their productivity.  The same rich feature set and user-friendly access to relief planning notifications and documents will be provided by NeuStar; who fully understands DDS and what it takes to make it even better.

I.3.3  Utilization and Forecasting (RFP L.5, M.2.A.2, TRD 6)

NeuStar will continue to ensure complete and accurate data recording and forecasting, thereby providing regulatory authorities reliable and accurate information needed to implement their optimization initiatives.

Utilization and forecast data serve as a window to the current status of numbers and the future needs of the telecommunications industry—carrying enormous implications for the FCC, state commissions, the industry, and the public.  In 2000, the FCC recognized that the previous process of collecting utilization and forecast data was inadequate for an expanding and evolving telecommunications environment.  A new reporting process, known as NANP Number Resource Utilization/Forecast (NRUF) reporting, was launched.  [* * *] If selected to continue serving as the NANPA, NeuStar will continue to focus on three areas:

•                  Ensuring entities required to report utilization and forecast data submit complete and accurate data and, in doing so, provide them special tools and aids to assist in their efforts;

•                  Developing and obtaining FCC and NANC approval for data collection and data analysis processes and methodologies designed to ensure accurate forecasts with minimum possibility of significant error; and

•                  Programming automated support into the new NAS to the extent that is reasonable, that is, to the extent the automated support helps service providers report their information and data analysts do their jobs, without introducing risk or trying to automate good judgment.

NeuStar recognizes the significant responsibility of developing area code and NANP exhaust forecasts.  The adverse consequences of inaccurate projections can be sizeable, affecting service providers, state commissions, the public, and the FCC’s preeminent status as a highly respected federal agency.  Bad forecasts can lead to emergency NPA jeopardy declaration and CO code rationing and degradation of the integrity of the administration of the NANP.

Accordingly, NeuStar has taken and will continue to take number utilization forecasting as an extraordinary NANPA responsibility.  The following section describes, in detail, NeuStar’s data analysis, aggregation, reporting, and trending efforts highlighted in Exhibit I-14.  The viability of the NANP and the availability of critical numbering resources needed to fuel the evolution of the telecommunications industry require an in-depth, comprehensive discussion of NeuStar’s approach to utilization and forecast reporting and analysis.

I.3.3.1  Data Request (RFP L.5, M.2.A.2, TRD 6.1.1, 6.12, 6.1.3, 6.1.7, 6.4)

NeuStar will continue to make it simple for service providers to respond with on-time, properly completed semiannual utilization and forecast reports.

NeuStar recognized early in the implementation of NRUF reporting that a significant amount of NANPA support to the service providers and state regulatory authorities was necessary to achieve the full value of this reporting requirement.  NeuStar’s commitment to the success of this new reporting process is demonstrated by ongoing efforts to train service providers, by use of job aids, by continuing to enhance the reporting mechanisms used by service providers, and by delivering to the regulatory authorities on a timely basis the information they must have to make important decisions concerning number optimization.

As NANPA, NeuStar serves as the point of contact for the collection of utilization and forecast data 1 and assists service providers in submitting their data.  To this end, NeuStar notifies all U.S. service providers of their obligation to report utilization and forecast data semi-annually (February 1 and August 1) by using the Office of Management and Budget’s Form 502, NANP Number Resource Utilization/Forecast (NRUF), for all central office codes assigned from the 500 NPA and 900 NPA and all central office codes and thousand-blocks assigned from in-service geographic NPAs.  This data request specifies that their February 1 submission reflect utilization data as of December 31 and forecast data for each year over the next five years.

[Exhibit I-14: Graphic Design]

For the August 1 submission, utilization data as of June 30 and a forecast for the remainder of the present year and the next four years is required.  This data request also directs service providers where to submit their information and advises them of any new FCC requirements concerning the submission process.  In those instances where a state commission has directed that utilization and forecast data only be submitted annually, for example in Maine where rural service providers report only once a year, NeuStar includes this information in its data request along with any additional direction provided by that state.

NeuStar also requests NANP member nation number administrators submit NPA utilization and forecast data to NANPA so that it may be included in the development of the NANP exhaust projection 1.  Other NANP member nations do not use the NRUF reporting form to provide this data.  Accordingly, NeuStar works directly with its counterparts in NANP member countries to find the best way to obtain the data.  To maximize the data collection success rate from NANP member nations, NeuStar (1) helps them see how their invested time will benefit their industry and their public, and (2) coordinates to determine mutually agreeable report formats and content.  An underlying factor in the success of its data collection effort is that NeuStar continually strives to maintain open and trusting relationships with its counterparts in other NANP nations.  In that regard, NeuStar has worked closely with the Canadian Number Administrator to obtain timely utilization and forecast data since Canada is second only to the US in the number of area codes in use in the NANP area.  Other NANP countries typically have a single area code that will meet their needs for the foreseeable future.

NANPA collects, processes, stores, analyzes and distributes, as appropriate, all utilization and forecast data submitted by service providers and NANP member countries.

As NANPA, NeuStar maintains a contact list of individuals for each reporting entity 1.  This list is updated with each NRUF submission, so that the list remains current and accurate.  For those submissions emailed to NANPA, NeuStar also records the email address of the individual submitting the data.  Further, NeuStar catalogs and archives contact information from previous submissions, permitting later investigation of any possible discrepancies or issues that may arise as to whether a service provider had previously submitted its data.  Additionally, NeuStar maintains an email distribution list for service providers who express an interest in being advised on NRUF-related matters.

To further simplify the service provider experience, NeuStar publishes via the NANPA website an NRUF job aid 2 to assist service providers in completing and submitting Form 502.  NeuStar developed this job aid in September 2000, during the implementation of the NRUF reporting process.  The job aid has proven to be an effective tool to communicate with service providers, and it enables NeuStar to proactively address the numerous issues and problems service providers could encounter.  This job aid provides detailed instructions for completing the individual worksheets contained in the Form 502, details where and how to submit the completed form to NANPA, lists how to correct any identified errors or anomalies, and provides contact information for NeuStar personnel assigned to help service providers with the NRUF reporting process.

NeuStar will accept and process service provider utilization and forecast data submitted via the following methods:  electronic file transfer (EFT), spreadsheet attachment to an email, and online entry of submissions 4.  NeuStar responds promptly to questions pertaining to any aspect of the NRUF reporting process, including questions regarding forms, instructions, analysis and data assumptions.  NeuStar has nearly three years of experience in working cooperatively and proactively with service providers and in assisting them in complying with their reporting requirements.  No matter how much information is contained in the job aid, individuals responsible for filing utilization and forecast data on behalf of a service provider sometimes need to speak to someone who has an in-depth knowledge of the forms and instructions, understands the entire reporting process including all the nuances and particular state requirements, and can clearly communicate the intricacies of the process.  [* * *] NeuStar allows only seasoned NRUF experts to advise and assist on the topic of NRUF report preparation.  To improve the quality of customer service, NeuStar’s NRUF experts receive formal training and annual refresher training in such areas as interpersonal communications.  Unless service providers get the help they need, the NRUF data will be inaccurate or incomplete, and could potentially lead to inaccurate NPA and NANP exhaust projections as well as sub-optimal decisions by the FCC concerning the implementation of number optimization measures and the development of federal policies.

I.3.3.2              Data Analysis (RFP L5, M.2.A.2, TRD 6.1.3, 6.1.4, 6.1.7, 6.1.10, 6.1.11, 6.3)

NeuStar has expanded and refined the NRUF data analysis process and prepares NPA and NANP exhaust forecasts that are accurate to a high degree of confidence and backed by a substantial amount of multi-source supporting data.

Using a variety of numbering data information sources, NeuStar produces accurate NPA and NANP exhaust projections. This process begins with the semi-annual collection and analysis of the utilization and forecast data submitted by service providers and NANP member nations.

During each submission cycle, NeuStar first examines each data submission to identify any data errors or anomalies, such as invalid rate center or NPA information 5. Proposal Section I.3.3.5 lists and discusses data errors and anomalies.  If no data errors or anomalies are discovered, NeuStar sends confirmation to the service provider indicating that the submission has been accepted 6.

If data errors are found, NeuStar notifies the service provider, indicating specifically what errors or anomalies were found 5.  The service provider must respond within five business days with either a corrected submission or an explanation of the anomaly.  When the service provider resubmits its data, NeuStar reexamines the submission to determine if the errors and anomalies have been appropriately addressed.  If so, NeuStar sends the service provider confirmation of acceptance 6.  If not, then, in accordance with the FCC’s Number Optimization Order (FCC 00-104, paragraph 54) and INC’s NANP Number Resources NRUF Reporting Guidelines (INC 00-0619-026), NeuStar concludes that the service provider’s data submission is insufficient and reports its conclusion to the FCC and the pertinent state commission, along with an appropriate explanation.7 NeuStar assigns no further resources to that service provider until the appropriate state commission has resolved all questions regarding the anomaly.  Further, as an enforcement mechanism and numbering resource protective action, NeuStar withholds the assignment of additional numbering resources to any service provider that fails to provide utilization and forecast data for the NPA(s) or rate center(s) in which resources are requested.

After receiving the NRUF submissions, NeuStar begins the process of developing NPA exhaust projections.  This process involves using not only the forecast data provided by the service providers in the NRUF submissions 8, but also requires other data elements in order to develop more accurate NPA exhaust projections such as block data information from the PA.9, 10.

[* * *]TRD paragraphs 6.3.1.1 through 6.3.1.8, which specify additional data sources be considered in performing such analyses, reflect NANC’s acceptance of NeuStar’s use of these data sources.  Table I-13 lists each data element considered in forecasting NPA exhaust.

Table I-13.  Data Elements Used in Forecasting NPA Exhaust

Data	Data Source	[* * *]

NRUF survey responses (new and previous NRUF submissions)	Service provider NRUF submissions	[* * *]

Results of previous NANPA NRUF data analyses	NANPA NRUF archives	[* * *]

Historical CO Code Assignment Data by industry segment (i.e., ILEC, CLEC, CMRS and Paging	Monthly NANPA central office code assignment data from April 1998 to present.	[* * *]

CO code rationing amounts (and length of time in rationing)	NANPA CO Code Administration	[* * *]

CO Code Assignments as of the Data Collection Date	NANPA CO Code Administration	[* * *]

Total number of codes available for assignment in each NPA	NANPA CO Code Administration	[* * *]

Number of Rate Centers in each NPA	NANPA CO Code Administration	[* * *]

Expanded Local Calling Areas	NANPA CO Code Administration	[* * *]

Pooling data	Pooling Administrator	[* * *]

Actual CO code demand as compared to predicted demand from last NPA exhaust projection	NANPA CO code administrator	[* * *]

Changes in the number of “unavailable” NXX codes	NANPA CO code administrator	[* * *]

Overall utilization rate per NPA	NANPA CO code administrator	[* * *]

During its tenure as the current NANPA, NeuStar identified the importance and influence of these data elements on NPA exhaust and incorporated them into its NPA exhaust projection methodology. NeuStar’s methodology, including associated assumptions, has been reviewed extensively with and accepted by the FCC and the NANC. As NANPA, NeuStar will continue to refine and test its methodology as the telecommunications industry continues to undergo dynamic changes (e.g., the maturation of the CLEC market and rollout of number pooling), as new numbering optimization measures are introduced (e.g., unassigned number porting) and as other data sources are identified that potentially impact number assignment and usage. While doing so, NeuStar will continue to seek the advice and counsel of both the FCC and the NANC as appropriate.

In projecting NPA exhaust, NeuStar pays careful attention to the distinctive characteristics of each NPA.  It would be easy to make the mistake of grouping NPAs into general categories (e.g., pooling vs. non-pooling, rural vs. non-rural) and then applying general assumptions concerning code growth to each category and formulate an exhaust projection.  This method however would fail to recognize the uniqueness of each NPA and would risk inaccurate forecasts, perhaps with significant adverse consequences.  Each NPA is unique in terms of the data elements identified above and therefore must be examined individually in order to fully understand the specific ramifications of these elements on the life of the NPA and to accurately estimate NPA exhaust.

Once initial NPA exhaust projections are developed, NeuStar’s CO code administration and relief planning staff members conduct an exhaustive review of the results for each NPA 11.  This process permits those staff members, who possess knowledge of local events and conditions, to contribute their insights and expertise to these exhaust projections.  Also, NeuStar included in this process a comparison of the current NPA exhaust projection, including those NPAs that actually reach exhaust; with the past five exhaust forecasts to help confirm the accuracy of the projection methodology.  This process includes the identification of the factors that contributed to the change in the NPA exhaust time frame, and the impact of these factors in terms of the number of quarters by which the projection changed.  Further, NeuStar will determine what modifications, if any, need to be made to its NPA exhaust methodology and what the potential outcome may be if such changes are not implemented.  If modifications are necessary, a full description of the proposed changes to the NPA exhaust methodology will be presented to the FCC and the NANC for review and approval prior to modifying the analysis process.

The development of NPA exhaust projections is both an objective and subjective exercise.  One should be wary of any claim that some mathematical algorithm or computer software program, of, and by itself, can accurately estimate an NPA exhaust date.  Such a claim would reflect a lack of understanding of the complexities and nuances of NRUF data analysis.  Accurate projections require a thorough review of a variety of data from multiple data sources.  Only NeuStar possesses these skill sets.

Upon completion of the NPA exhaust analysis, NeuStar initiates NANP exhaust analysis 12.  NeuStar’s NANP exhaust model is based on a set of assumptions that have been thoroughly reviewed by senior FCC personnel and vetted with the telecommunications industry. To avoid any potential confusion or disagreement with the study results, NeuStar will continue to approach this effort as it has in the past.  Prior to the analysis, NeuStar submits to the FCC, the NANC, and other NANP member nations’ regulatory authorities for review and approval, a set of assumptions to be incorporated into the NANP exhaust study.  Further, NeuStar will conduct appropriate sensitivity analyses of these assumptions, identifying those assumptions with the most impact on the results and varying them to determine their effect on the NANP exhaust.  The NANP exhaust analysis results, including the sensitivity analysis conducted and the results will be reviewed with the appropriate regulatory bodies in the NANP member countries and revised, if necessary, prior to publication 13.  This partnership between NeuStar, as NANPA, the FCC, and the regulatory authorities of the NANP member nations, permits NeuStar to receive valuable insight and advice.  In addition, such cooperative consultations ensure a full and complete understanding of the NANP analysis and permit the FCC and other regulatory authorities to provide additional direction, if required, before the study results are made public.

I.3.3.3              Data Reporting (RFP L5, M.2.A.2, TRD 6.1.5, 6.1.6, 6.1.8, 6.1.9, 6.3.3)

NeuStar will produce accurate, analytical data reports that will inform the necessary parties of any developing trends or changes that may require industry or regulatory action.

After a review of the NPA and NANP exhaust analysis with the FCC and other appropriate NANP member country regulatory authorities, NeuStar reports the results of this analysis 14.  The report will be posted to the NANPA website no later than the last business day of April (for the February 1 submission cycle) and October (for the August 1 submission cycle), unless otherwise directed by the FCC.  Included with these projections is a complete description of the methodology employed.

NeuStar’s NPA Exhaust Report (Table I-14 provides a sample excerpt from this report) consists of the state, NPA, the projected exhaust date and the previous forecast.  The report highlights any significant anomalies that impacted the exhaust time frame and provides a brief explanation of the change.  For example, the implementation of pooling, the return of a large number of codes, or the introduction of CO code rationing are certain anomalies that NeuStar currently identifies in its reporting of NPA exhaust projections.

Table I-14.  NPA Exhaust Report – Sorted by State

State	NPA	April 2002 Forecast			Previous Forecast	Quarter +/-	Notes

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[ [* * *] [	[* * *]
* *

* *

* *

] ]

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[ [* * *] [	[* * *]

* *

* *

* *

] ]

The NANP exhaust analysis results include the description of the assumptions used in the study, the results based upon those assumptions, and the results of sensitivity analyses conducted.  This analysis also highlights any anomalies and trends influencing NANP exhaust.  If selected as NANPA, NeuStar commits that this report, as well as the NPA Exhaust Analysis Report, will continue to be consistent in content and format with each other, and that NeuStar will continue to produce these reports and present them to the FCC and to the NANC as has been done in the past.

In addition to conducting the NPA and NANP exhaust analysis, NeuStar, in accordance with FCC Numbering Resource Optimization Order (FCC 00-104) and INC guidelines, provides state-specific, disaggregated service provider utilization and forecast data to those state commissions with appropriate confidentiality protections in place.  This data is available 30 days after the February 1 and August 1 NRUF submission deadlines.  NeuStar provides the data in response to state commission requests or in accordance with a requested delivery schedule specified by the state.  Some states have requested a copy of the data on a monthly basis while other states prefer to receive a revised copy of the information whenever there have been additional submissions accepted by NeuStar between reporting cycles.

NeuStar currently provides this data, contained in individual state-specific Microsoft Access databases, in order to facilitate state commission examination of the information.  In developing automated support for the NRUF process, NeuStar recognized that an enormous amount of data is collected over a six-month time period.  NeuStar, therefore, devised an economical solution whereby individual states, with the use of readily available, commercial off-the-shelf software, could access and make immediate use of the data.  Included in the database of information distributed to the states are a variety of tables, queries, and pre-programmed reports that NeuStar developed in cooperation with the states to assist them in their analysis of the data.  NeuStar will continue to provide this data in this format since the states are familiar with this format and know how to use Microsoft ACCESS database tools.

Additionally, this cost-efficient method permits states to easily create their own database queries and reports that address their individual needs and allows NeuStar to develop additional generic capabilities that may be used by all state commissions.

To further enhance state commission access to this important data, NeuStar will also make this same information available to the states via password protected access on the secure NANPA website.  Information will be updated on a weekly basis so that states can obtain access to up-to-date information as they desire.

I.3.3.4              Data Aggregation (RFP L.5, M.2.A.2, TRD 6.1.8)

Service providers update, revise, or amend their NRUF data frequently.  NeuStar monitors the data continuously in order to estimate the potential impact on NPA and NANP exhaust on an ongoing basis.

NeuStar collects, stores, examines, and analyzes utilization and forecast data submitted by service providers between reporting cycles 15.  NeuStar has found that service providers often update or modify their forecast data provided in their original NRUF submissions.  For example, a service provider will update its submission when, because of changes to its deployment plans, it now requires resources in an NPA or rate center that it did not include in its previous NRUF submissions.

To determine whether NRUF submissions provided between reporting cycles may impact NPA exhaust, NeuStar will, on a monthly basis, compare the aggregated service provider utilization and forecast for an NPA as updated between cycle submissions with the base aggregated service provider forecast from NRUF data used as input to the development of the NPA exhaust.  For example, if the data used for performing the NPA exhaust data contained all forecast data submitted as of February 15, then NeuStar will take a snapshot of the aggregated service provider forecast data as of March 15, April 15, and June 15 and compare it to the February 15 data.  A change of plus or minus 20% or more will trigger a full analysis of the NPA 16, to include all data elements as described in Proposal Section 3.3.3 and used in the development of the original exhaust projection.  A 20% change in forecasted demand is a strong indicator that further analysis is needed to determine if a revised NPA exhaust projection is required.  If NeuStar determines that a new NPA forecast is necessary 8, it will forward the results of its analysis to the involved state and post the results on the NANPA website.

In addition to monitoring NRUF submissions provided between reporting cycles, NeuStar will also monitor assignment rates in every NPA code on a month-by-month basis and continuously compare actual versus projected monthly assignments.  NeuStar currently performs this monitoring and has found it essential to proper forecasting of exhaust and timely initiation of NPA relief activities.  Although NeuStar has found that changes in service provider forecasts submitted between cycles have not impacted NPA or NANP exhaust to any significant degree, other items may result in significant changes to exhaust time frames.  Examples of items that may result in these types of changes are the return or reclamation of a large number of codes, the implementation of CO code rationing or changes in rationing amounts, or changes in demand.  Failure to monitor each NPA on a monthly basis may result in premature NPA exhaust due to the inability to react quickly and effectively to changing conditions or the unnecessary initiation of relief activities.  If an NPA exhaust projection requires revision, NeuStar publishes a report commonly known as the “Delta NRUF” report.  The “Delta NRUF” report is published on the NANPA website after proper notification of the involved state commission.  Notification is also sent to the FCC and the NANC.  Further, NeuStar conducts an assessment of the circumstances that led to the change in the exhaust date and determines what, if any, potential modifications are necessary to its models for projecting NPA exhaust.  NeuStar shares its analysis with the FCC and the NANC, including any proposed revisions to account for these types of circumstances.

I.3.3.5              Data Anomalies and Trends (RFP L.5, M.2.A.2, TRD 6.1.11, 6.2, 6.3.3)

To ensure data integrity, NeuStar employs rigorous error detection mechanisms that search each submission for errors or anomalies.

During the processing of each service provider’s NRUF submission 4, NeuStar examines the submission for any data errors or anomalies 5.  If any errors, inconsistencies, or anomalies in the service provider’s submission are discovered, NeuStar informs the service provider of its findings, including a specific description of the item(s) in question, and gives the service provider five business days to address the issue and resubmit the data.

NeuStar has developed a list of errors and anomalies, shown in Table I-15, that it detects during the submission process—critical errors, minor errors, and missing data. Also included in the table is a description of NeuStar’s methodology for determining data errors and anomalies and the action taken to allow the service provider an opportunity to address the problem.

NeuStar also compares reported assignment and utilization data with the CO Code assignment records and LERG data to identify those codes where no utilization data was provided or such data was provided by a service provider that is not the one shown in the NANPA assignment records or the LERG.  NANPA, the FCC, and the state regulatory authorities use this data to identify and follow-up with service providers that have failed to meet the FCC requirement for reporting number utilization and forecast data.

Table 1-15.  Error and Anomalies Detected During Submission Process

Error/Anomaly	Methodology	NeuStar Action

Critical Errors
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The identification and correction of data errors, inconsistencies and anomalies are essential to the forecasting of NPA and NANP exhaust projections.  Simply put, “garbage in, garbage out.”  Additionally, state commissions use this data to make important decisions concerning NPA relief and the implementation of other number optimization measures (e.g., increased thousand block contamination levels).

[* * *]

As part of these efforts, NeuStar will also identify any other anomalies and/or developing trends concerning NPAs and other NANP resources, for example, carrier identification codes and

555 line numbers.  In identifying these anomalies and trends, NeuStar will provide an assessment of what is driving these changes and, as required, recommend appropriate action.  NeuStar will report its findings to the FCC on an annual basis, or more often if necessary, based upon the results of its analysis.

I.3.4                        NANP Administration (RFP M.2.A.2, TRD 3,)

NeuStar’s seasoned personnel will continue to administer CICs and numerous other important NANP resources leveraging an in-depth knowledge of history, details, and nuances associated with each resource—essential to unbiased, expert NANP administration.

TRD Section 3 lists categories of NANP numbering resources and describes NANPA’s responsibilities as they relate to the administration of each category.  Successful execution of these responsibilities requires knowledge of the rules and regulations, understanding the needs and motivations of each and every stakeholder, knowledge of availability and depletion rate of each category of numbering resource, historical instances applicable to new requests, and strong instincts regarding subtle points that collectively go into making an appropriate and clearly unbiased decision. A few examples of the subtleties follow:

•                  Many precedents in number administration are not documented, but the administrator must have knowledge of such precedents; e.g., the practice of making “temporary assignments” in cases of advertising misprints.

•                  NeuStar, as NANPA, has served in the past and will continue to serve as the “institutional memory” for numbering, using that knowledge to advise regulatory authorities, assist the industry, and inform the general public.  NeuStar has taken care to preserve this heritage and will continue to do so as the next term NANPA.

•                  The 19 countries that participate in the NANP must share its resources equitably, otherwise, diplomatic issues can arise.  For example, the U.S. territory of American Samoa applied to join the NANP and receive an area code.  In reaction, the Canadian Radio-television and Telecommunications Commission expressed deep concerns about the life of the NANP and the continuing availability of numbering resources because of the large number of area codes assigned to the United States in recent years.   As NANPA, NeuStar made the FCC aware of the Canadian viewpoint, and offered assistance to the FCC in finding a solution that satisfies all parties.  The resulting FCC decision, which assigned only ten central office codes in the 684 NPA to American Samoa, was an effective and delicate way to resolve the issue.

•                  NANPA administers eleven 800-NXX codes set aside for use in Bermuda and Caribbean countries (not specifically addressed in the TRD) that elected not to participate in the toll free database. Should these countries require additional blocks, it will be NANPA’s responsibility to obtain and administer them.

A quick reading of TRD Section 3 might lead a company to propose automating the administration of some resources such as carrier identification codes or 500-NXX codes, even eliminating human involvement in assignments.  Trying to administer these and other NANP resources without involving expert experience and judgment would be a major error.  NeuStar has learned that experience and judgment are necessary ingredients for successful NANP administration. Table I-16 summarizes key points about each of the NANP resources.  Approximate, annual application volumes in the chart below are based on historical, not forecasted, data.

Table I-16.  Key Points — Administering NANP Resources

Resource (TRD Section)	Assigned by NANPA?	Approximate annual app volume	Remarks

[* * *]	[* * *]	[* * *]	[* * *]
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[* * *]

II.                                     MANAGEMENT FACTORS (RFP L.5, M.2.B)

NeuStar has the requisite and proven: capabilities and experience; in-place and uniquely experienced staff; unassailable neutrality and corporate commitment; and an established and appropriate stakeholder communications approach to ensure confidence that the NANP will continue to be administered in a responsible and effective manner.

[* * *]

II.1                              Past Performance (RFP L.5, M.2.B.1)

NeuStar will leverage a legacy of performance and experience in successfully delivering neutral, industry-wide services to ensure that the implementation of the new NANPA system and the continuing provision of NANPA functions are provided with no disruption to users and maximum value to the FCC and the industry.

[* * *]

NeuStar, Inc. is a privately held, neutral third-party company formed in 1999 to serve as the NANPA under contract with the FCC. Since its founding, and operating through its various lines of business, the company has leveraged its reputation as a trusted neutral third-party provider of critical registry, clearinghouse, and infrastructure services to develop lines of business serving both the telecommunications and internet industries. For example, in addition to serving as the NANPA for the past five years, NeuStar designed, built, and manages the Number Portability Administration Center (NPAC), one of the largest databases in the world; has successfully implemented, on a national scale, thousands-block number pooling on behalf of the FCC; and was selected to transition, enhance, and administer the .us internet domain name registry by the United States Department of Commerce.  Integrity, stability, and neutrality are the underpinnings of NeuStar’s services. NeuStar’s numbering services enable the routing of virtually every call dialed within the United States, and 18 other countries in North America.  Likewise, NeuStar’s .biz and ..us registries provide stable, high-availability DNS services to the global internet community.

[* * *]

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II.2                              Key Personnel (RFP L.5, M.2.B.2, H.5, H.7)

NeuStar’s key personnel are experienced, in place, and focused on ensuring a successful, low-risk implementation of the new NANP Administration System and effective ongoing provisioning of NANP functions for the FCC and the industry.

NeuStar’s key operational personnel possess a combined 136 years of experience in the telecommunications field.  Our technical staff has the requisite expertise in developing state-of-the-art, feature-rich systems—having successfully created and deployed the national Pooling Administration System. All of NeuStar’s NANPA personnel have been entrenched in the day-to-day operations of NANPA for several years.  Additionally, the executives, directors, and managers within NeuStar have extensive telecommunications system development, management, and operations experience.

NeuStar considers the people identified below as key personnel for this endeavor. They have complementary skill sets that enable them to work together productively for the betterment of the team and also allow them to provide backup for each other when necessary for the benefit of the industry and timely delivery of services to the FCC.  Copies of their resumes are attached and include their educational backgrounds, job experience, specific efforts they have supported, and references (most of whom are clients they serve).  A review of those resumes will establish that these individuals possess qualifications and capabilities to develop, implement, and maintain the new

NAS, to perform NANP administrative functions, and to manage the NANP in accordance with FCC directives.

[* * *] [5 pages]

II.3                              Management Organization (RFP L.5, M.2.B.3)

Created to serve, shaped by experience, and further optimized for this solicitation, NeuStar’s NANPA organization combines logical functional structure, unassailable neutrality, and corporate commitment to ensure the FCC’s program objectives are met.

In the past five years, NeuStar has developed and honed its management organization to meet the day-to-day administration needs of the NANPA, and also to address the challenges presented by an unprecedented explosion of competition in the telecommunications field, the emergence of new technologies, and the authorization by the FCC of numerous numbering resource optimization measures.  This well-developed NeuStar management organization and team is now in place—poised to deliver numbering management and administration services to the FCC for the next five years.  Further, NeuStar’s corporate and executive commitment to neutrality and the long-term success of NANP is unwavering.

II.3.1                    NANPA Functional Organization

NeuStar’s streamlined NANPA organization has strategic redundancies and is staffed with subject matter experts to deliver on all NANPA requirements.

A successful NANPA organization requires dedicated, experienced individuals who understand the workings of number administration and appreciate the essential relationships between NANPA, the FCC, state regulatory personnel, and the industry.  In addition, the maintenance of neutrality must be paramount within the organization.  NeuStar’s NANPA team is managed by professionals and is already staffed to successfully accomplish all tasks identified in the solicitation. Our key personnel already are dedicated to NANPA and all individuals required for implementation and operation of the new NANPA term have been named to ensure a low-risk, high quality deployment.

NeuStar’s direct experience in staffing requirements necessary to meet the responsibilities of the NANPA enables it to ascertain the resource requirements and the functional structure required to effectively administer the NANP. NeuStar has proposed modifications to its current NANPA operations team to meet the forecasted challenges of the next five years with experienced staff that can fulfill multiple roles or provide back up capabilities whenever an unexpected need arises.  The operations team is fully staffed and organized into six primary groups, each focused on a different area of NANPA and each requiring different skill sets. As shown in Exhibit II-1, NeuStar has identified each portion of its functional organization and reporting structure during implementation and ongoing operations.  Further, the chart notes, by color and/or symbol, which personnel are key and which personnel are “implementation” only.  In addition, as required, NeuStar has provided, (Table II-2) job descriptions at the end of this subsection.  The job descriptions, which correspond to the organization chart, detail the responsibilities and minimum qualifications of each position.

[* * *] [2 pages]

The Software Development Quality Management Group will be responsible for establishing policies and procedures for ensuring the timely development of high quality, cost-effective software and services.  [* * *] [2 pages]

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II.3.2                    How NANPA Fits in with Overall Corporate Goals (RFP L.5, M.2.B.3)

NeuStar’s overall corporate goals embody the mission of NANPA—the optimization and responsible, effective, and neutral administration of a critical national resource.

The Telecommunications Act of 1996 required that the FCC “create or designate one or more impartial entities to administer telecommunications numbering and to make such numbers available on an equitable basis.” This requirement, which ultimately led to FCC selection of the entity that is now NeuStar as the NANPA, was driven by Congress’ recognition that, in order for competition to flourish, a neutral, independent and highly responsible entity must be charged with the unbiased administration of critical shared numbering resources.

NeuStar’s mission is to provide the FCC, state regulatory agencies, and the telecommunications industry with high-quality, neutral, best-value services to facilitate competition and ensure fair and unbiased administration of important shared resources. Thus, the FCC’s core requirements for a successful NANPA form the very foundation of NeuStar’s corporate mission.

If selected to serve again, the NANPA contract will not be buried within a multi-billion dollar corporation or shunted off to a small division of a company.  Rather, NeuStar’s executive management and its Board of Directors pay close attention to the NANPA contract and consider the strict neutrality requirements not as a burden, but as defining who NeuStar is and why NeuStar, as a neutral third party, will continue to be successful.  [* * *]

II.3.3                    How NeuStar will Guarantee Neutrality (RFP L.5, M.2.B.3, H.8.B.3)

NeuStar’s commitment to neutrality is unwavering—evidenced by a comprehensive, corporate-wide neutrality program and a consistent record of passing all quarterly neutrality audits.

[* * *]

NeuStar has in place a comprehensive, corporate-wide neutrality program designed to ensure compliance with the stringent neutrality requirements set forth in its NANPA, NPAC, Pooling, and Registry contracts.  [* * *]

Based upon its neutrality Code of Conduct, NeuStar has established a comprehensive set of procedures to ensure compliance by all employees.  [* * *]Highlights of NeuStar’s neutrality program include:

•                  Designation of a full-time corporate Neutrality Officer to oversee neutrality procedures and mechanisms, provide day-to-day guidance on neutrality matters, and act as a liaison with the FCC on matters related to neutrality;

•                  Each NeuStar employee must participate in formal neutrality training when hired; undergo annual neutrality training to update and refresh his/her understanding of the neutrality requirements; complete a test on the neutrality requirements; sign a quarterly certification asserting his/her compliance with the Code of Conduct; and certify quarterly that he/she does not own 5% or more interest in a telecommunications service provider.  Further, NeuStar has incorporated adherence to the neutrality program procedures into employee evaluation and compensation programs;

•                  NeuStar’s adherence to its Code of Conduct is audited on a quarterly basis by an independent third-party auditor agreed to by the FCC;

•                  Quarterly audit reports are reviewed by NeuStar’s Board of Directors to ensure corporate-wide compliance and are furnished to the FCC, NANC, and the NAPM, LLC; and

•                  The FCC reviews the neutrality reports and conducts an examination of the auditor’s working papers for these quarterly audits.

[* * *] NeuStar ensures that such review is accomplished in accordance with the following processes:

•                  Requiring managers to submit operational plans and programs, such as the deployment of new services, for a compliance review.

•                  Conducting compliance reviews through a dedicated staff with significant experience in neutrality and other regulatory requirements and reporting on those findings.

•                  Maintaining constant communication with the FCC, state regulatory agencies, NANC members, and other clients, as well as industry participants regarding proposed activities and compliance issues.

[* * *]

II.4                              Communication Approach and Escalation Procedures for Establishing and Maintaining Interfaces (RFP L.5, M.2.B.4, TRD 2.17)

 NeuStar has continually improved and refined its established NANPA interfaces from the user’s point of view, revising processes based upon customer feedback surveys, and providing formal communication and neutrality training for all of NeuStar’s employees.

Through its experience as NANPA, NeuStar has developed proven communications systems that are vital to the successful operations of NANPA as well as the implementation of new procedures.  NeuStar’s formal communications approaches include two quarterly newsletters (The State Scene and The NANPA Numbering News) that are distributed to state regulatory personnel and industry members; bimonthly conference calls with state regulatory personnel involved in numbering; the NANPA website; and email notifications via the NeuStar DDS, which are sent to interested parties including the FCC staff, NANC members, industry members, and state regulatory personnel.  NeuStar’s website and e-mails also contain names and telephone numbers for NeuStar personnel that can address additional questions regarding specific subject matter, such as NPA relief, CO Code Administration, and NRUF.

This web of communications procedures is not only used in the day-to-day operations of NANPA, but also to ensure the smooth implementation of new processes.  An important example is NeuStar’s diligence in helping service providers transition quickly and effectively from COCUS reporting to NRUF reporting.  Notifications of important changes were distributed in e-mails, posted on NANPA’s website, and contact persons at NeuStar were available to address specific questions from service providers and state regulatory agencies.  NeuStar also reviewed NRUF reporting forms for errors and then called individual service providers to instruct them on how to correct any insufficiencies, thereby drastically decreasing the error rate quickly.

Ensuring a smooth implementation

NeuStar will ensure a smooth transition to the next NANPA term by using the same established and effective tools to communicate changes that will occur when NeuStar implements the requirements set forth in this solicitation.

All required parties will be quickly and effectively notified of the upcoming changes to the website, new NANP Administration System, or NANP functions via “implementation focused and dedicated” state calls, newsletters, e-mails, and presentations to industry groups.  Further, the NeuStar help desk will be available, when necessary, to answer individual questions and concerns, and provide step-by-step guidance.  NeuStar will provide regular status updates to the NANC.  Such attention to early notification, delivery of information over all communication vehicles, and individual guidance will ensure the smooth and efficient implementation of the new requirements. NeuStar will continue to provide training for all NANPA staff on neutrality, customer service, regulatory and industry guidelines changes, and communications skills to ensure continued effective communications.

Effective and appropriate interfaces ongoing

NeuStar will continue to use and further enhance its proven communications approaches throughout the next NANPA term to effectively and appropriately interface with the FCC, state regulatory agencies, pooling administrator, LERG, NPAC, various service providers, the media, and the public.

As detailed in Table II-3 below, NeuStar will ensure that all primary NANPA interfaces are effective and in compliance with the requirements set forth TRD Sections 2.17.1 through 2.17.8.  In addition, NeuStar will interface with the MBI Administrator as required in TRD Section 2.18 to provide information on the resources available as assignable MBIs.  Further, NeuStar has added a very important interface—the general public.

[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]

Escalation procedures

NeuStar has developed a powerful, effective set of problem resolution and escalation procedures to ensure that problems are quickly and effectively resolved to the satisfaction of its clients.

NeuStar has established escalation procedures based upon two categories of issues.  First, a NANPA service issue involving the performance of NANPA duties under the contract.  For example, an applicant may believe that an application has been incorrectly denied.  Second, an issue involving the availability or operation of the NAS or the NANPA website.  Escalation of NAS issues is discussed in Proposal Section I.1.6.2, Help Desk.

NANP service issue escalation—Whenever any user or NANPA employee determines that a service problem exists, the service problem will be assigned a severity level according to the definitions in Table II-4.

Table II-4.  Severity Definitions

Severity Level	Definition

1	Major problem - many customers are impacted

2	Significant problem - one customer is impacted.

3	Minor problem – fix is not urgent

4	Suggested improvement

Table II-5 shows the escalation path for severity 1 and 2 issues.  Escalation occurs automatically at the end of the elapsed time shown in the table.  If, at any time, the customer is not satisfied with NeuStar’s progress in resolving any problem, the customer may escalate to the higher level regardless of elapsed time.

Table II-5.  Escalation Sequence

Point of Contact	Tier - Elapsed Time

NeuStar President and CEO	Tier 4 - 48 hours

Vice President	Tier 3 - 24 hours

Director	Tier 2 - 4 hours

Designated NANPA Complaint Coordinator	Tier 1

[* * *]

[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]

NeuStar will perform a post-resolution review and analysis of each severity 1 and 2 issue, leading to corrective action, continual process improvement, and adjustments to NANPA’s performance metrics as needed.

In some cases, escalation may not be enough to resolve a problem.  Therefore, NeuStar developed on its own initiative, a formal complaint process to deal with issues that could not be resolved satisfactorily through escalation procedures.  To invoke this process, the originator submits a formal complaint through the NANPA website by clicking on the “submit a formal complaint” link on the home page.  The complaint goes to the NANPA Director and designated representatives of the NANC, who then monitor resolution of the complaint.  NeuStar provides status updates to NANC as necessary.  NANPA will forward formal complaints, if any, to the FCC contracting officer and COTR, if and when complaints are received.  Five years ago, NANC developed another escalation process, called the “Dispute Resolution Process.”  NeuStar’s NANPA internal escalation process and the formal complaint process described above have been so successful that the Dispute Resolution Process (TRD 2.12) has never been required.

[* * *] [11 pages]

1.Contractor Name and Address:	2. Contract Number:	Task Order Number:
NeuStar, Inc 46000 Center Oak Plaza Sterling, VA 20166	N/A	N/A

[* * *]
[* * *]

5.   Type of Contract:(Check all that apply)- [* * *]

6.  Description of Requirement:  [* * *]

7.  Ratings.  [* * *]

Quality – Comments[* * *]

Cost Control – Comments[* * *]

Timeliness – Comments[* * *]

Business Relations - Comments [* * *]

8.   Assessing Officers Name/Position/Organization: [* * *]

9. Signature		Date:

10. Telephone Number:	Fax Number:	Internet Address:

Release of Information:  This Contractor Performance Report may be used to support future award decisions, and will be treated as source selection information in accordance with FAR 3.104-4(k)(1)(x) and 42.1503(b).  The completed report shall not be released to other than Government personnel and the contractor whose performance is being evaluated during the period the information is being used to provide source selection information.  CONTRACTOR PERFORMANCE REPORT INSTRUCTIONS

Block 1:  Contractor Name and Address.  Identify the specific division being evaluated if there is more than one.

Block 2:  Contract number/task order number being evaluated.

Block 3:  Contract value, including options.

May 12, 2003

Mr. Mark Oakey

Contracting Officer

FCC/Contracts and Purchasing Center

445 12th Street, SW

Washington, DC 20554

RE:          Solicitation No.: SOL03000001

North American Number Plan Administrator

Dear Mr. Oakey:

Please find attached the original and five (5) copies of NeuStar, Inc.’s Cost Volume, Volume 2, in response to the above-referenced solicitation.  Accompanying this Cover Letter are: 1) signed Standard Forms 33 and 1411; 2) completed Representations and Certifications; 3) and the required Neutrality Certifications.

The attached Cost Volume is submitted in full compliance with the above-referenced solicitation and we certify that our proposal has been prepared consistent with the terms and condition of the solicitation, including a Table of Contents and sections to provide comprehensive narrative support of our Firm Fixed Price.  Section 1.0 is a Solution Overview, describing NeuStar’s “best value” NANPA offering, which provides the Commission and the industry with the highest quality and lowest risk solution, delivered by a vendor with unmatched experience and unassailable neutrality.

Underlying price assumptions and descriptive cost rationale are included in Section 2.0, Basis of Estimate.  Section 3.0 provides a detailed cost breakdown.  And, cost backup is submitted under Section 4.0.

We are certain you will find our costs and, thus, our price realistic, which is paramount in a Firm Fixed Price contract.  Our extensive experience in numbering administration, coupled with our five plus years as the NANPA, gives us the ability to accurately estimate the activities, manpower, and other direct costs over the five year period of this procurement.

[* * *]

With the aforementioned cost contribution and price reduction, the total Firm Fixed Price for the anticipated five-year contract is $5,686,487.

[* * *]

NeuStar understands the fundamentals of submitting a firm fixed price.  NeuStar has successfully operated as the incumbent NANPA under the same arrangement.  NeuStar is committed to providing the necessary staffing levels to continue to deliver outstanding service.

All information contained in this price proposal is Company Confidential and may be used by the recipient only for the purpose intended, i.e., to evaluate the price and cost realism of NeuStar’s proposal in response to FCC Solicitation SOL03000001, on a need to know basis.

NeuStar’s cognizant audit office is [* * *] NeuStar is not under the cognizance of any ACO.  All copies of this proposal are forwarded to the FCC.  If so advised by the contracting officer, NeuStar will forward a copy of the proposal to its cognizant DCAA office.

We look forward to bringing our unsurpassed NANPA experience, our cost efficiency, and our state-of-the-art NANP Administration System solution to bear in the role of the NANPA into the next term.  Should you have any questions, or need any clarification, please do not hesitate to contact me at [* * *].  I am NeuStar’s authorized negotiator for this proposal, and am further authorized to bind the Corporation to any contract resulting herefrom.

Very truly yours,

NeuStar, Inc.

Gregory J.A. Roberts

Vice President, Business Development

Enclosures

Attachment

Solicitation, Offer and Award

1.	This Contract is a rated order under DPAS (15 CFR 700)

2.	Contract Number

3.	Solicitation Number	SOL03000001

4.	Type of Solicitation	☐ Sealed Bid (IFB)
☒ Negotiated (RFP)

5.	Date Issued	03/28/2003

6.	Requisition/Purchase Number

7.	Issued By	Code 00001 FCC/Contracts and Purchasing Center 445 12th St., SW Washington, DC 20554 Tel: (202) 418-0930 ext. Fax: (202) 418-0237 ext.

8.	Address Offer to (if other than item 7)	See Sec. H.6

9.

Sealed offers in original and 5 copies for furnishing the supplies or services in the Schedule will be received at the place specified in Item 8, or if handcarried, in the depository located in Sec H.6 until 2:00 PM local time 05/12/2003

Caution – Late submissions, modifications, and withdrawals: See Section L, Provision No. 52.214-7 or 52.215-1. All offers are subject to all terms and conditions contained in this solicitation.

10.	For information call:

10a.	Name	Mark Oakey

10b.	Telephone (No Collect Calls)	Area Code	202
		Number	418-0933
Ext.

10c.	E-mail address	moakey@fcc.gov

11.	Table of Contents

X	Sec.	Description	Page(s)	X	Sec.	Description	Pag
X	A	Solicitation/Contract Form			I	Contract Clauses
X	B	Supplies or Services and Prices/Costs		PART II – CONTRACT CLAUSES
X	C	Description/Specs/Work Statement		X	J	List of Attachments
X	D	Packaging and Marking		PART IV – REPRESENTATIONS AND INSTRUCTIONS
X	E	Inspection and Acceptance		X	K	Representations, Certifications, and
X	F	Deliveries or Performance				Other Statements of Offerors
X	G	Contract Administration Data		X	L	Instrs., Conds., and Notices to Offerors
X	H	Special Contract Requirements		X	M	Evaluation Factors for Award

12.

In compliance with the above, the undersigned agrees, if this offer is accepted within                       calendar days (60 calendar days unless a different period is inserted by the offeror) from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified in the schedule.

13.	Discount for prompt payment (See Section 1, Clause No. 52-232-8)	10 CALENDAR DAYS(%)	20 CALENDAR DAYS (%)	30 CALENDAR DAYS(%)	CALENDAR DAYS (%)

14.	Acknowledgment of amendments (the offeror acknowledges receipt of amendments to the SOLICITATION for offerors and related documents numbered and dated):	AMENDMENT NO.	DATE	AMENDMENT NO.	DATE

15a.	Name and Address of Offeror	Code Facility NeuStar, Inc. 46000 Center Oak Plaza, Sterling, VA 20166

15b.	Telephone Number	Area Code	571
		Number	434-5580
Ext.

15c.	☐ Check if remittance address is different from above – enter such address in schedule

16.	Name and Title of Person Authorized to Sign Offer (Type or Print)	Gregory J.A. Roberts, VP, Numbering Services

17.	Signature

18.	Offer Date	12 May 03

19.	Accepted as to Items Numbered

20.	Amount

21.	Accounting and Appropriation

22.	Authority for using other than full and	☐10 U.S.C. 2304 (c) ( )
	open competition:	☐41 U.S.C. 253 (c) ( )

23.	Submit Invoices to Address Shown in (4 copies unless otherwise specified)	Item

24.	Administered By (If other than item 7)	Code

25.	Payment will be made by	Code

26.	Name of Contracting Officer (Type or print)

27.	United States of America (Signature of Contracting Officer)

28.	Award Date

CONTRACT PRICING PROPOSAL COVER SHEET (Cost or Pricing Data Required)	1. SOLICITATION/CONTRACT/ MODIFICATION NUMBER SOL03000001	OMB No.: 9000-0013 Expires: 09/30/98

Public reporting burden for this collection of information is estimated to average 4 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.  Send comments regarding this burden estimate or any other aspect of this collection of information including suggestions for reducing this burden, to the FAR Secretariat (VRS), Office of Federal Acquisition Policy, GSA, Washington, DC 20405.

2a. NAME OF OFFEROR NeuStar, Inc	3a. NAME OF OFFEROR’S POINT OF CONTACT Gregory J. A. Roberts	3c. TELEPHONE
2b. FIRST LINE ADDRESS 46000 Center Oak Plaza	3b. TITLE OF OFFEROR’S POINT OF CONTACT Vice President, Numbering Services	AREA CODE 571	NUMBER 434-5580
2c. STREET ADDRESS	4. TYPE OF CONTRACT ACTION (Check)
☒	a. NEW CONTRACT	d. LETTER CONTRACT
2d. CITY	2e. STATE	2f. ZIP CODE	b. CHANGE ORDER	e. UNPRICED ORDER
Sterling	VA	20166	c. PRICE REVISION/	f. OTHER (Specify)
5. TYPE OF CONTRACT (Check)	REDETERMINATION
☒ FFP ☐ CPFF ☐ CPIF ☐ CPAF	6. PROPOSED COST (A+B=C)
☐ FPI ☐ OTHER (Specify)	A. COST	B. PROFIT/FEE	C. TOTAL
$5,686,487	$0	$5,686,487
7. PERFORMANCE
PLACE	a.	46000 Center Oak Plaza, Sterling, VA 20166	PERIOD	a.	1 year + 4 option years
b.	b.

8.   List and reference the identification, quantity and total price proposed for each contract line item.  A line item cost breakdown supporting this recap is required unless  otherwise specified by the Contracting Officer.  (Continue on reverse, and then on plain paper, if necessary.  Use same headings.)

a. LINE ITEM NO.	b. IDENTIFICATION	c. QUANTITY	d. TOTAL PRICE	e. PROP. REF. PAGE
SEE ATTACHED

9. PROVIDE THE FOLLOWING (If available)
NAME OF CONTRACT ADMINISTRATION OFFICE none	NAME OF AUDIT OFFICE Southern NJ Branch Office
STREET ADDRESS	STREET ADDRESS Wooderest Pavilion, 10 Melrose Ave, Suite 200
CITY	STATE	ZIP CODE	CITY Cherry Hill	STATE NJ	ZIP CODE 08003
TELEPHONE	AREA CODE	NUMBER	TELEPHONE	AREA CODE 856	NUMBER 354-7550
10. WILL YOU REQUIRE THE USE OF ANY GOVERNMENT PROPERTY IN THE PERFORMANCE OF THIS WORK? (If “yes,” identify)	11a. DO YOU REQUIRE GOVERNMENT CONTRACT FINANCING TO PER-FORM THIS PROPOSED CONTRACT? (If “yes,” complete item 11b.)	11b. TYPE OF FINANCING (Check one)
☐	ADVANCE PAYMENT	☐	PROGRESS PAYMENTS
☐ YES ☒ NO	☐ YES ☒ NO	☐ GUARANTEED LOANS

12.     HAVE YOU BEEN AWARDED
ANY CONTRACTS OR SUBCONTRACTS FOR
THE SAME OR SIMILAR ITEMS WITHIN THE
PAST 3 YEARS?
(If “yes,” identify item(s), customer(s) and
contract number(s) on reverse of form.)
☐  YES         ☒  NO

13. IS THIS PROPOSAL CONSISTENT WITH YOUR ESTABLISHED ESTIMATING AND ACCOUNTING PRACTICES AND PROCEDURES AND FAR PART 31, COST PRINCIPLES? (If “no,” explain on reverse of form.) ☒ YES ☐ NO
14. COST ACCOUNTING STANDARDS BOARD (CASB) DATA (Public Law 91-379 as amended and FAR PART 30)
a. WILL THIS CONTRACT ACTION BE SUBJECT TO CASB REGULATIONS? (if “no,” explain in proposal.) ☐ YES ☒ NO Monetary Exemption	b. HAVE YOU SUBMITTED A CASB DISCLOSURE STATEMENT (CASB DS-1 or 2)? (If “yes,” specify in proposal the office to which submitted and if determined to be adequate.) ☐ YES ☒ NO
c. HAVE YOU BEEN NOTIFIED THAT YOU ARE OR MAY BE IN NONCOMPLIANCE WITH YOUR DISCLOSURE STATEMENT OR COST ACCOUNT STANDARDS? (If “yes,” explain in proposal.) ☐ YES ☒ NO	d. IS ANY ASPECT OF THIS PROPOSAL INCONSISTENT WITH YOUR DISCLOSED PRACTICES OR APPLICABLE COST ACCOUNTING STANDARDS? (if “yes,” explain in proposal.) ☐ YES ☒ NO

This proposal is submitted in response to the solicitation, contract, modification, etc. in Item 1 and reflects our estimates and/or actual costs as of this date and conforms with the instructions in FAR 15.804-6(b)(1), and Table 15-2.  By submitting this proposal, the offeror, if selected for negotiation, grants the contracting officer and authorized representative(s) the right to examine, at any time before award, those records, which include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of whether such items are in written form, in the form of computer data, or any other form, or whether such supporting information is specifically referenced or included in the proposal as the basis for pricing, that will permit an adequate evaluation of the proposed price.

15. NAME OF OFFEROR (Type) Gregory J. A. Roberts	15. TITLE OF OFFEROR (Type) Vice President, Numbering Services	16. NAME OF FIRM NeuStar, Inc
17. SIGNATURE	18. DATE OF SUBMISSION 12 May 03

AUTHORIZED FOR LOCAL REPRODUCTION	STANDARD FORM 1411 (REV. 10-95)
Previous edition is not usable.	Prescribed by GSA - FAR (48 CFR) 53.215-2(a)

SF 1411 AttachMENT

Base Year

CLIN	IDENTIFICATION	QUANTITY	TOTAL PRICE	PROP.REF.PAGE
0001	[* * *]	[* * *]	[* * *]	[* * *]
0002	[* * *]	[* * *]	[* * *]	[* * *]
0003	[* * *]	[* * *]	[* * *]	[* * *]
0004	[* * *]	[* * *]	[* * *]	[* * *]
0005	[* * *]	[* * *]	[* * *]	[* * *]
	Total—Initial Year	[* * *]	[* * *]	N/A

Option Year 1

CLIN	IDENTIFICATION	QUANTITY	TOTAL PRICE	PROP.REF.PAGE
0101	[* * *]	[* * *]	[* * *]	[* * *]
0102	[* * *]	[* * *]	[* * *]	[* * *]
0103	[* * *]	[* * *]	[* * *]	[* * *]
0104	[* * *]	[* * *]	[* * *]	[* * *]
0105	[* * *]	[* * *]	[* * *]	[* * *]
	Total—Option Year 1	[* * *]	[* * *]	N/A

Option Year 2

CLIN	IDENTIFICATION	QUANTITY	TOTAL PRICE	PROP.REF.PAGE
0201	[* * *]	[* * *]	[* * *]	[* * *]
0202	[* * *]	[* * *]	[* * *]	[* * *]
0203	[* * *]	[* * *]	[* * *]	[* * *]
0204	[* * *]	[* * *]	[* * *]	[* * *]
0205	[* * *]	[* * *]	[* * *]	[* * *]
	Total—Option Year 2	[* * *]	[* * *]	N/A

Option Year 3

CLIN	IDENTIFICATION	QUANTITY	TOTAL PRICE	PROP.REF.PAGE
0301	[* * *]	[* * *]	[* * *]	[* * *]
0302	[* * *]	[* * *]	[* * *]	[* * *]
0303	[* * *]	[* * *]	[* * *]	[* * *]
0304	[* * *]	[* * *]	[* * *]	[* * *]
0305	[* * *]	[* * *]	[* * *]	[* * *]
	Total—Option Year 3	[* * *]	[* * *]	N/A

Option Year 4

CLIN	IDENTIFICATION	QUANTITY	TOTAL PRICE	PROP.REF.PAGE
0401	[* * *]	[* * *]	[* * *]	[* * *]
0402	[* * *]	[* * *]	[* * *]	[* * *]
0403	[* * *]	[* * *]	[* * *]	[* * *]
0404	[* * *]	[* * *]	[* * *]	[* * *]
0405	[* * *]	[* * *]	[* * *]	[* * *]
0406	[* * *]	[* * *]	[* * *]	[* * *]
	Total—Option Year 4	[* * *]	[* * *]	N/A

Total Firm-Fixed Price—Base Year Plus Four Option Years:  $5,686,487

Certification Required by H.8.B.3 (H.8.B.3, L.5)

In compliance with RFP Sections H.8.B.3 and L.5, the following certification is submitted.  This certification also appears in the Cost Volume.

CERTIFICATION

To:	FCC/Contracts and Purchasing Center
445 12th Street, SW
Washington, DC 20554

RE:	Solicitation SOL03000001
North American Numbering Plan Administrator (NANPA)

From:	NeuStar, Inc.
46000 Center Oak Plaza
Sterling, VA 20166
(571) 434-5400
TIN: 522141938

Description of Services under Solicitation:

NeuStar will design, develop, and deploy a new NANP administration system (NAS) in the first six (6) months after award.  During the next month (Month 7), NeuStar will flawlessly migrate data from the existing NANPA systems to the new NAS and seamlessly transfer NANPA operations.  At the end of Month 7, NeuStar will flash-cut (cut-over) from the NANP systems to the new NAS.  Commencing at the beginning of Month 8 after award, NeuStar will continue to provide outstanding, neutral NANPA services for a period of 4 years and 5 months provided that the FCC exercises all planned option years.

Description of Services During Past Two Years:

During the two years preceding the date of this CERTIFICATION, NeuStar rendered services to the clients listed below relating to numbering administration or activities provided to a telecommunications service provider or a party with a vested interest in the outcome of numbering administration or activities or affiliates thereof, unless de minimis:

1.	North American Numbering Plan Administration (NANPA)
Client: FCC

Client Contact: Sanford Williams
445 Twelfth Street, S.W.
Washington, D.C. 20554
(202) 418-1508

NeuStar, as the NANPA, is responsible for the day-to-day neutral administration, of the North American Numbering Plan in the United States, including U.S. insular areas, and 18 other NANP member nations.

2.	National Pooling Administration
Client: FCC
Client Contact: Mark Oakey
445 Twelfth Street, S.W.
Washington, D.C. 20554
(202) 418-0933

NeuStar, as the National Pooling Administrator, is responsible for the day-to-day neutral administration of central office code thousands block pools, a key component of the FCC’s number optimization policy.

3.	North American Number Portability Administration
Client: North American Portability Management, LLC
Client Contact: Pamela Connell, Co-chair
1200 Peachtree Street
Atlanta, GA 30309
(404) 810-4762
NeuStar is the neutral operator of the master system and database for local number portability in North America.

4.	Number Translation Service
Client: Level 3 Communications, LLC
Client Contact: Jack Hobaugh
1025 Eldorado Blvd
Broomfield, CO 80021
(720) 888-1000
Pursuant to the standardized NPAC User Agreement, NeuStar provides NPAC data to service providers in Internet protocol format.

5.	European Telephone Numbering System (ETNS) Administration
Client: European Radio Office (formerly European Telecommunication Office)
Client Contact: B. Spohr
Peblingehus
Nansensgade 19
DK 1366 Copenhagen
+45 33896300

NeuStar administers the registration of ETNS service providers and serving networks, distribution of Routing Numbers, and support of the number portability process on behalf of the ETNS Registrar, the European Radio Office Director.

NeuStar certifies that it has made inquiry and to the best of its knowledge and belief, no actual or potential conflict of interest, or situations that could raise the appearance of impropriety or unfair competitive advantage exist with respect to the services to be provided in connection with the instant contract, or that any actual or potential conflict of interest, and issues of impropriety or unfair competitive advantage that does or may exist has been communicated in writing to the Contracting Officer.

NeuStar also provides other services to telecommunications service providers that are not related to numbering administration or activities and, therefore, are not required to be included in the instant certificate.  NeuStar, however, lists those services here and will provide further information upon request:

A.                                   CARE Clearinghouse:  The CARE Clearinghouse is a customer account record exchange (CARE) service NeuStar offers to all telecommunications service providers.  The CARE clearinghouse is an industry wide service that processes and tracks primary interexchange carrier records, billing name and address requests, and other customer account information in industry accepted CARE formats.

B.                                     LSR Express:  LSR Express is a part of NeuStar’s CARE Clearinghouse.  NeuStar’s LSR Express is designed to offer a cost saving industry service that both processes and tracks preorders and local service requests (LSR) with industry accepted local service ordering requirements.

C.                                     ASR Express:  As part of NeuStar’s CARE Clearinghouse, ASR Express facilitates the sending and receiving of access service request (ASR) order information among access customers and their multiple access service providers, including competitive local exchange carrier (CLEC) to CLEC, CLEC to interexchange carrier (IXC), IXC to incumbent LEC, and enterprise customers to telecommunications service providers.

NeuStar, Inc.

By
Gregory J.A. Roberts,
Vice President, Numbering Services

Date: May 12, 2003

Neutrality Criteria Certification

I, Greg Roberts, a duly authorized officer of NeuStar, Inc. hereby certify that NeuStar:

(1)          is a non-governmental entity that is impartial and not aligned with any particular telecommunications industry segment;

(2)          is not an affiliate of any telecommunications service provider(s) as defined in the Telecommunications Act of 1996.  “Affiliate” is a person who controls, is controlled by, or is under the direct or indirect common control with another person.  A person shall be deemed to control another if such person possesses, directly or indirectly —

(A)  An equity interest by stock, partnership (general or limited) interest, joint venture participation, or member interest in the other person ten (10%) percent or more of the total outstanding equity interests in the other person, or

(B)   The power to vote ten (10%) or more of the securities (by stock, partnership (general or limited) interest, joint venture participation, or member interest) having ordinary voting power for the election of directors, general partner, or management of such other person, or

(C)   The power to direct or cause the direction of the management and policies of such other person, whether through the ownership of or right to vote voting rights attributable to the stock, partnership (general or limited) interest, joint venture participation, or member interest) of such other person, by contract (including but not limited to stockholder agreement, partnership (general or limited) agreement, joint venture agreement, or operating agreement), or otherwise;

(3)   has not issued and does not intend to issue a majority of its debt to, nor does it derive a majority of its revenues from, any telecommunications service provider.  “Majority” shall mean greater than 50 percent, and “debt” shall mean stocks, bonds, securities, notes, loans or any other instrument or indebtedness; and

(4)          is not subject to undue influence by parties with a vested interest in the outcome of numbering administration and activities.

BY:

Greg Roberts
Vice President, Numbering Services
NeuStar, Inc.
May 12, 2003

Evidence of authority is attached

Evidence of Authority

I, Michael Lach, am Chief Operating Officer of NeuStar, Inc., and I hereby authorize Greg Roberts, Vice President, Numbering Services, to bind NeuStar to the Neutrality Criteria Certification.

Michael Lach
Chief Operating Officer
NeuStar, Inc.

SWORN TO AND SUBSCRIBED BEFORE ME, this the 9th day of May 2003.

NOTARY PUBLIC
My Commission Expires:

SECTION K — REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS

K.1	52.252-01	SOLICITATION PROVISIONS INCORPORATED BY REFERENCE

This solicitation incorporates one or more solicitation provisions by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. The offeror is cautioned that the listed provisions may include blocks that must be completed by the offeror and submitted with its quotation or offer. In lieu of submitting the full text of those provisions, the offeror may identify the provision by paragraph identifier and provide the appropriate information with its quotation or offer. Also, the full text of a solicitation provision may be accessed electronically at this/these address(es):

[Insert one or more Internet addresses]

Clause	Title	Date
52.203-11	Certification and Disclosure Regarding Payment to Influence Certain Federal Transactions	April 1991
52.237-08	Restriction on Severance Payments to Foreign Nationals	October 1995

K.2	52.204-03	TAXPAYER IDENTIFICATION	OCTOBER 1998

(a) Definitions.

“Common parent,” as used in this provision, means that corporate entity that owns or controls an affiliated group of corporations that files its Federal income tax returns on a consolidated basis, and of which the offeror is a member.

“Taxpayer Identification Number (TIN),” as used in this provision, means the number required by the Internal Revenue Service (IRS) to be used by the offeror in reporting income tax and other returns. The TIN may be either a Social Security Number or an Employer Identification Number.

(b) All Offerors must submit the information required in paragraphs (d) through (f) of this provision to comply with debt collection requirements of 31 U.S.C. 7701(c) and 3325(d), reporting requirements of 26 U.S.C. 6041, 6041A, and 6050M, and implementing regulations issued by the IRS. If the resulting contract is subject to the payment reporting requirements described in Federal Acquisition Regulation (FAR) 4.904, the failure or refusal by the offeror to furnish the information may result in a 31 percent reduction of payments otherwise due under the contract.

(c) The TIN may be used by the Government to collect and report on any delinquent amounts arising out of the offeror’s relationship with the Government (31 U.S.C. 7701(c)(3)). If the resulting contract is subject to the payment reporting requirements described in FAR 4.904, theTIN provided hereunder may be matched with IRS records to verify the accuracy of the offeror’s TIN.

(d) Taxpayer Identification Number (TIN).

☒ TIN:       52-2141938   .

☐ TIN has been applied for.

☐ TIN is not required because:

☐ Offeror is a nonresident alien, foreign corporation, or foreign partnership that does not have income effectively connected with the conduct of a trade or business in the United States and does not have an office or place of business or a fiscal paying agent in the United States;

☐ Offeror is an agency or instrumentality of a foreign government;

☐ Offeror is an agency or instrumentality of the Federal Government.

(e) Type of organization.

☐ Sole proprietorship;

☐ Partnership;

☐ Corporate entity (not tax-exempt);

☒ Corporate entity (tax-exempt);

☐ Government entity (Federal, State, or local);

☐ Foreign government;

☐ International organization per 26 CFR 1.6049-4;

☐ Other                                             .

(f) Common parent.

☒ Offeror is not owned or controlled by a common parent as defined in paragraph (a) of this provision.

☐ Name and TIN of common parent:

Name

TIN

K.3	52.209-05	CERTIFICATION REGARDING DEBARMENT, SUSPENSION, PROPOSED DEBARMENT, AND OTHER RESPONSIBILITY MATTERS	DECEMBER 2001

(a)(1) The Offeror certifies, to the best of its knowledge and belief, that—

(i) The Offeror and/or any of its Principals—

(A) Are ☐ are not ☒ presently debarred, suspended, proposed for debarment, or declared ineligible for the award of contracts by any Federal agency;

(B) Have ☐ have not ☒, within a three-year period preceding this offer, been convicted of or had a civil judgment rendered against them for: commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, state, or local) contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, tax evasion, or receiving stolen property; and

(C) Are ☐ are not ☒ presently indicted for, or otherwise criminally or civilly charged by a governmental entity with, commission of any of the offenses enumerated in paragraph (a)(1)(i)(B) of this provision.

(ii) The Offeror has ☐ has not ☒, within a three-year period preceding this offer, had one or more contracts terminated for default by any Federal agency.

(2) “Principals,” for the purposes of this certification, means officers, directors, owners, partners, and persons having primary management or supervisory responsibilities within a business entity (e.g., general manager, plant manager, head of a subsidiary, division, or business segment, and similar positions).

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER SECTION 1001, TITLE 18, UNITED STATES CODE.

(b) The Offeror shall provide immediate written notice to the Contracting Officer if, at any time prior to contract award, the Offeror learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

(c) A certification that any of the items in paragraph (a) of this provision exists will not necessarily result in withholding of an award under this solicitation. However, the certification will be considered in connection with a determination of the Offeror’s responsibility. Failure of the Offeror to furnish a certification or provide such additional information as requested by the Contracting Officer may render the Offeror non-responsive.

(d) Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render, in good faith, the certification required by paragraph (a) of this provision. The knowledge and information of an Offeror is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

(e) The certification in paragraph (a) of this provision is a material representation of fact upon which reliance was placed when making award. If it is later determined that the Offeror knowingly rendered an erroneous certification, in addition to other remedies available to the Government, the Contracting Officer may terminate the contract resulting from this solicitation for default.

K.4	52.215-07	ANNUAL REPRESENTATIONS AND CERTIFICATIONS-NEGOTIATION	OCTOBER 1997

The offeror has [check the appropriate block]:

(a) Submitted to the Contracting Office issuing this solicitation, annual representations and certifications dated                [insert date of signature on submission] that are incorporated herein by reference, and are current, accurate, and complete as of the date of this proposal, except as follows [insert changes that affect only this proposal; if  “none,” so state]:

    ☒     (b) Enclosed its annual representations and certifications.

K.5	52.219-01	SMALL BUSINESS PROGRAM REPRESENTATIONS	APRIL 2002

(a)(1) The North American Industry Classification System (NAICS) code for this acquisition is                             [insert NAICS code].

(2) The small business size standard is                           [insert size standard].

(3) The small business size standard for a concern which submits an offer in its own name, other than on a construction or service contract, but which proposes to furnish a product which it did not itself manufacture, is 500 employees.

(b) Representations. (1) The offeror represents as part of its offer that it ☐ is, ☒ is not a small business concern.

(2) [Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.] The offeror represents, for general statistical purposes, that it ☐ is, ☐ is not, a small disadvantaged business concern as defined in 13 CFR 124.1002.

(3) [Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.] The offeror represents as part of its offer that it ☐ is, ☐ is not a women-owned small business concern.

(4) [Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.] The offeror represents as part of its offer that it ☐ is, ☐ is not a veteran-owned small business concern.

(5) [Complete only if the offeror represented itself as a veteran-owned small business concern in paragraph (b)(4) of this provision.] The offeror represents as part of its offer that it ☐ is, ☐ is not a service-disabled veteran-owned small business concern.

(6) [Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.] The offeror represents, as part of its offer, that—

(i) It ☐ is, ☐ is not a HUBZone small business concern listed, on the date of this representation, on the List of Qualified HUBZone Small Business Concerns maintained by the Small Business Administration, and no material change in ownership and control, principal office, or HUBZone employee percentage has occurred since it was certified by the Small Business Administration in accordance with 13 CFR part 126; and

(ii) It ☐ is, ☐ is not a joint venture that complies with the requirements of 13 CFR part 126, and the representation in paragraph (b)(6)(i) of this provision is accurate for the HUBZone small business concern or concerns that are participating in the joint venture. [The offeror shall enter the name or names of the HUBZone small business concern or concerns that are participating in the joint venture:                 .] Each HUBZone small business concern participating in the joint venture shall submit a separate signed copy of the HUBZone representation.

(c) Definitions. As used in this provision—

“Service-disabled veteran-owned small business concern”—

(1) Means a small business concern—

(i) Not less than 51 percent of which is owned by one or more service-disabled veterans or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more service-disabled veterans; and

(ii) The management and daily business operations of which are controlled by one or more service-disabled veterans or, in the case of a veteran with permanent and severe disability, the spouse or permanent caregiver of such veteran.

(2) Service-disabled veteran means a veteran, as defined in 38 U.S.C. 101(2), with a disability that is service-connected, as defined in 38 U.S.C. 101(16).

“Small business concern” means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (a) of this provision.

“Veteran-owned small business concern” means a small business concern—

(1) Not less than 51 percent of which is owned by one or more veterans (as defined at 38 U.S.C. 101(2)) or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more veterans; and

(2) The management and daily business operations of which are controlled by one or more veterans.

“Women-owned small business concern” means a small business concern—

(1) That is at least 51 percent owned by one or more women; or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and

(2) Whose management and daily business operations are controlled by one or more women.

(d) Notice. (1) If this solicitation is for supplies and has been set aside, in whole or in part, for small business concerns, then the clause in this solicitation providing notice of the set-aside contains restrictions on the source of the end items to be furnished.

(2) Under 15 U.S.C. 645(d), any person who misrepresents a firm’s status as a small, HUBZone small, small disadvantaged, or women-owned small business concern in order to obtain a contract to be awarded under the preference programs established pursuant to section 8(a), 8(d), 9, or 15 of the Small Business Act or any other provision of Federal law that specifically references section 8(d) for a definition of program eligibility, shall—

(i) Be punished by imposition of fine, imprisonment, or both;

(ii) Be subject to administrative remedies, including suspension and debarment; and

(iii) Be ineligible for participation in programs conducted under the authority of the Small Business Act.

K.6	52.219-22	SMALL DISADVANTAGED BUSINESS STATUS	OCTOBER 1999

(a) General. This provision is used to assess an offeror’s small disadvantaged business status for the purpose of obtaining a benefit on this solicitation. Status as a small business and status as a small disadvantaged business for general statistical purposes is covered by the provision at FAR 52.219-1, Small Business Program Representation.

(b) Representations. (1) General. The offeror represents, as part of its offer, that it is a small business under the size standard applicable to this acquisition; and either—

☐  (i) It has received certification by the Small Business Administration as a small disadvantaged business concern consistent with 13 CFR 124, Subpart B; and

(A) No material change in disadvantaged ownership and control has occurred since its certification;

(B) Where the concern is owned by one or more disadvantaged individuals, the net worth of each individual upon whom the certification is based does not exceed $750,000 after taking into account the applicable exclusions set forth at 13 CFR 124.104(c)(2); and

(C) It is identified, on the date of its representation, as a certified small disadvantaged business concern in the database maintained by the Small Business Administration (PRO-Net); or

☐ (ii) It has submitted a completed application to the Small Business Administration or a Private Certifier to be certified as a small disadvantaged business concern in accordance with 13 CFR 124, Subpart B, and a decision on that application is pending, and that no material change in disadvantaged ownership and control has occurred since its application was submitted.

(2) ☐ For Joint Ventures. The offeror represents, as part of its offer, that it is a joint venture that complies with the requirements at 13 CFR 124.1002(f) and that the representation in paragraph (b)(1) of this provision is accurate for the small disadvantaged business concern that is participating in the joint venture. [The offeror shall enter the name of the small disadvantaged business concern that is participating in the joint venture:                                        .]

(c) Penalties and Remedies. Anyone who misrepresents any aspects of the disadvantaged status of a concern for the purposes of securing a contract or subcontract shall—

(1) Be punished by imposition of a fine, imprisonment, or both;

(2) Be subject to administrative remedies, including suspension and debarment; and

(3) Be ineligible for participation in programs conducted under the authority of the Small Business Act.

K.7	52.219-22 ALT I	SMALL DISADVANTAGED BUSINESS STATUS — ALT. I	OCTOBER 1998

(a) General. This provision is used to assess an offeror’s small disadvantaged business status for the purpose of obtaining a benefit on this solicitation. Status as a small business and status as a small disadvantaged business for general statistical purposes is covered by the provision at FAR 52.219-1, Small Business Program Representation.

(b) Representations. (1) General. The offeror represents, as part of its offer, that it is a small business under the size standard applicable to this acquisition; and either—

☐ (i) It has received certification by the Small Business Administration as a small disadvantaged business concern consistent with 13 CFR 124, Subpart B; and

(A) No material change in disadvantaged ownership and control has occurred since its certification;

(B) Where the concern is owned by one or more disadvantaged individuals, the net worth of each individual upon whom the certification is based does not exceed $750,000 after taking into account the applicable exclusions set forth at 13 CFR 124.104(c)(2); and

(C) It is identified, on the date of its representation, as a certified small disadvantaged business concern in the database maintained by the Small Business Administration (PRO-Net); or

☐ (ii) It has submitted a completed application to the Small Business Administration or a Private Certifier to be certified as a small disadvantaged business concern in accordance with 13 CFR 124, Subpart B, and a decision on that application is pending, and that no material change in disadvantaged ownership and control has occurred since its application was submitted.

(2) ☐ For Joint Ventures. The offeror represents, as part of its offer, that it is a joint venture that complies with the requirements at 13 CFR 124.1002(f) and that the representation in paragraph (b)(1) of this provision is accurate for the small disadvantaged business concern that is participating in the joint venture. [The offeror shall enter the name of the small disadvantaged business concern that is participating in the joint venture:                                             .]

(3) Address. The offeror represents that its address ☐ is, ☐ is not in a region for which a small disadvantaged business procurement mechanism is authorized and its address has not changed since its certification as a small disadvantaged business concern or submission of its application for certification. The list of authorized small disadvantaged procurement mechanisms and regions is posted at http://www.arnet.gov/References/sdbadjustments.htm. The offeror shall use the list in effect on the date of this solicitation. “Address,” as used in this provision, means the address of the offeror as listed on the Small Business Administration’s register of small disadvantaged business concerns or the address on the completed application that the concern has submitted to the Small Business Administration or Private Certifier in accordance with 13 CFR part 124, subpart B. For joint ventures, “address” refers to the address of small disadvanted business concern that is participating in the joint venture.

(c) Penalties and Remedies. Anyone who misrepresents any aspects of the disadvantaged status of a concern for the purposes of securing a contract or subcontract shall—

(1) Be punished by imposition of a fine, imprisonment, or both;

(2) Be subject to administrative remedies, including suspension and debarment; and

(3) Be ineligible for participation in programs conducted under the authority of the Small Business Act.

K.8	52.222-22	PREVIOUS CONTRACTS AND COMPLIANCE REPORTS	FEBRUARY 1999

The offeror represents that—

(a) It ☒ has, ☐ has not participated in a previous contract or subcontract subject to the Equal Opportunity clause of this solicitation;

(b) It ☒ has ☐ has not filed all required compliance reports; and

(c) Representations indicating submission of required compliance reports, signed by proposed subcontractors, will be obtained before subcontract awards.

K.9	52.222-25	AFFIRMATIVE ACTION COMPLIANCE	APRIL 1984

The offeror represents that it (a) ☒ has developed and has on file, ☐ has not developed and does not have on file, at each establishment, affirmative action programs required by the rules and regulations of the Secretary of Labor (41 CFR 60-1 and 60-2), or (b) ☐ has not previously had contracts subject to the written affirmative action programs requirement of the rules and regulations of the Secretary of Labor.

K.10	52.223-01	CLEAN AIR AND WATER CERTIFICATION	FEBRUARY 2000

[Reserved]

K.11	52.223-13	CERTIFICATION OF TOXIC CHEMICAL RELEASE REPORTING	OCTOBER 2000

(a) Submission of this certification is a prerequisite for making or entering into this contractimposed by Executive Order 12969, August 8, 1995.

(b) By signing this offer, the offeror certifies that—

(1) As the owner or operator of facilities that will be used in the performance of this contract that are subject to the filing and reporting requirements described in section 313 of the Emergency Planning and Community Right-to-Know Act of 1986 (EPCRA) (42 U.S.C. 11023) and section 6607 of the Pollution Prevention Act of 1990 (PPA) (42 U.S.C. 13106), the offeror will file and continue to file for such facilities for the life of the contract the Toxic Chemical Release Inventory Form (Form R) as described in sections 313(a) and (g) of EPCRA and section 6607 of PPA; or

(2) None of its owned or operated facilities to be used in the performance of this contract is subject to the Form R filing and reporting requirements because each such facility is exempt for at least one of the following reasons: [Check each block that is applicable.]

☒ (i) The facility does not manufacture, process, or otherwise use any toxic chemicals listed under section 313(c) of EPCRA, 42 U.S.C. 11023(c);

☐ (ii) The facility does not have 10 or more full-time employees as specified in section 313(b)(1)(A) of EPCRA, 42 U.S.C. 11023(b)(1)(A);

☒ (iii) The facility does not meet the reporting thresholds of toxic chemicals established under section 313(f) of EPCRA, 42 U.S.C. 11023(f) (including the alternate thresholds at 40 CFR 372.27, provided an appropriate certification form has been filed with EPA);

☒ (iv) The facility does not fall within Standard Industrial Classification Code (SIC) designations 20 through 39 as set forth in section 19.102 of the Federal Acquisition Regulation; or

☐ (v) The facility is not located within any State of the United States, the District of Columbia, the Commonwealth of Puerto Rico, Guam, American Samoa, the United States Virgin Islands, the Northern Mariana Islands, or any other territory or possession over which the United States hasjurisdiction.

(a) The offeror, by signing this offer, certifies that —

  ☒    (1) To the best of its knowledge and belief, it is not subject to the filing and reporting requirements described in Emergency Planning and Community Right-to-Know Act of 1986 (EPCRA) sections 313(a) and (g) and Pollution Prevention Act (PPA) section 6607 because none of its owned or operated facilities to be used in the performance of this contract currently —

  ☒    (i) Manufacture, process or otherwise use any toxic chemicals listed under section 313(c) of EPCRA, 42 U.S.C. 11023(c).

(ii) Have more than 10 or more full-time employees as specified in section 313(b)(1)(A) of EPCRA, 42 U.S.C. 11023(b)(1)(A).

  ☒    (iii) Meet the reporting thresholds in toxic chemicals established under section 313(f) of EPCRA, 42 U.S.C. 11023(f) (including the alternate thresholds at 40 CFR 372.27, provided an appropriate certification form has been filed with EPA).

  ☒    (iv) Fall within Standard Industrial Classification Code (SIC) designations 20 through 39 as set forth in FAR section 19.102.

(2) If awarded a contract resulting from this solicitation, its owned or operated facilities to be used in the performance of this contract, unless otherwise exempt, will file and continue to file for the life of the contract the Toxic Chemical Release Inventory Form (Form R) as described in EPCRA sections 313(a) and (g) and PPA section 6607 (42 U.S.C. 13106).

(b) Submission of this certification is a prerequisite for making or entering into this contract imposed by Executive Order 12969, August 8, 1995 (60 FR 40989-40992).

K.12	52.227-15	REPRESENTATION OF LIMITED RIGHTS DATA AND RESTRICTED COMPUTER SOFTWARE	MAY 1999

(a) This solicitation sets forth the work to be performed if a contract award results, and the Government’s known delivery requirements for data (as defined in FAR 27.401). Any resulting contract may also provide the Government the option to order additional data under the Additional Data Requirements clause at 52.227-16 of the FAR, if included in the contract. Any data delivered under the resulting contract will be subject to the Rights in Data-General clause at 52.227-14 that is to be included in this contract. Under the latter clause, a Contractor may withhold from delivery data that qualify as limited rights data or restricted computer software, and deliver form, fit, and function data in lieu thereof. The latter clause also may be used with its Alternates II and/or III to obtain delivery of  limited rights data or restricted computer software, marked with limited rights or restricted rights notices, as appropriate. In addition, use of Alternate V with this latter clause provides the Government the right to inspect such data at the Contractor’s facility.

(b) As an aid in determining the Government’s need to include Alternate II or Alternate III in the clause at 52.227-14, Rights in Data-General, the offeror shall complete paragraph (c) of this provision to either state that none of the data qualify as limited rights data or restricted computer software, or identify, to the extent feasible, which of the data qualifies as limited rights data or restricted computer software. Any identification of limited rights data or restricted computer software in the offeror’s response is not determinative of the status of such data should a contract be awarded to the offeror.

(c) The offeror has reviewed the requirements for the delivery of data or software and states [offeror check appropriate block] -

☒ None of the data proposed for fulfilling such requirements qualifies as limited rights data or restricted computer software.

☐ Data proposed for fulfilling such requirements qualify as limited rights data or restricted computer software and are identified as follows:

NOTE: “Limited rights data” and “Restricted computer software” are defined in the contract clause entitled “Rights in Data-General.”

K.13	52.230-01	COST ACCOUNTING STANDARDS NOTICES AND CERTIFICATION	JUNE 2000

Note: This notice does not apply to small businesses or foreign governments. This notice is in three parts, identified by Roman numerals I through III.

Offerors shall examine each part and provide the requested information in order to determine Cost Accounting Standards (CAS) requirements applicable to any resultant contract.

If the offeror is an educational institution, Part II does not apply unless the contemplated contract will be subject to full or modified CAS coverage pursuant to 48 CFR 9903.201-2(c)(5) or 9903.201-2(c)(6), respectively.

I. DISCLOSURE STATEMENT—COST ACCOUNTING PRACTICES AND CERTIFICATION

(a) Any contract in excess of $500,000 resulting from this solicitation will be subject to the requirements of the Cost Accounting Standards Board (48 CFR Chapter 99), except for those contracts which are exempt as specified in 48 CFR 9903.201-1

(b) Any offeror submitting a proposal which, if accepted, will result in a contract subject to the requirements of 48 CFR Chapter 99 must, as a condition of contracting, submit a Disclosure Statement as required by 48 CFR 9903.202. When required, the Disclosure Statement must be submitted as a part of the Offeror’s proposal under this solicitation unless the Offeror has already submitted a Disclosure Statement disclosing the practices used in connection with the pricing of this proposal. If an applicable Disclosure Statement has already been submitted, the Offeror may satisfy the requirement for submission by providing the information requested in paragraph (c) of Part I of this provision.

Caution: In the absence of specific regulations or agreement, a practice disclosed in a Disclosure Statement shall not, by virtue of such disclosure, be deemed to be a proper, approved, or agreed-to practice for pricing proposals or accumulating and reporting contract performance cost data.

(c) Check the appropriate box below:

☐ (1) Certificate of Concurrent Submission of Disclosure Statement.

The Offeror hereby certifies that, as a part of the offer, copies of the Disclosure Statement have been submitted as follows: (i) original and one copy to the cognizant Administrative Contracting Officer (ACO) or cognizant Federal agency official authorized to act in that capacity (Federal official), as applicable, and (ii) one copy to the cognizant Federal auditor.

(Disclosure must be on Form No. CASB DS-1 or CASB DS-2, as applicable. Forms may be obtained from the cognizant ACO or Federal official and/or from the loose-leaf version of the Federal Acquisition Regulation.)

Date of Disclosure Statement:

Name and Address of Cognizant ACO or Federal Official Where Filed:

The Offeror further certifies that the practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the Disclosure Statement.

☐ (2) Certificate of Previously Submitted Disclosure Statement.

The Offeror hereby certifies that the required Disclosure Statement was filed as follows:

Date of Disclosure Statement:

Name and Address of Cognizant ACO or Federal Official Where Filed:

The Offeror further certifies that the practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the applicable Disclosure Statement.

☒ (3) Certificate of Monetary Exemption.

The Offeror hereby certifies that the Offeror, together with all divisions, subsidiaries, and affiliates under common control, did not receive net awards of negotiated prime contracts and subcontracts subject to CAS totaling $50 million or more in the cost accounting period immediately preceding the period in which this proposal was submitted. The offeror further certifies that if such status changes before an award resulting from this proposal, the Offeror will advise the Contracting Officer immediately.

☐ (4) Certificate of Interim Exemption.

The Offeror hereby certifies that (i) the Offeror first exceeded the monetary exemption for disclosure, as defined in (3) of this subsection, in the cost accounting period immediately preceding the period in which this offer was submitted and (ii) in accordance with 48 CFR 9903.202-1, the Offeror is not yet required to submit a Disclosure Statement. The Offeror further certifies that if an award resulting from this proposal has not been made within 90 days after the end of that period, the offeror will immediately submit a revised certificate to the Contracting Officer, in the form specified under subparagraph (c)(1) or (c)(2) of Part I of this provision, as appropriate, to verify submission of a completed Disclosure Statement.

Caution: Offerors currently required to disclose because they were awarded a CAS-covered prime contract or subcontract of $50 million or more in the current cost accounting period may not claim this exemption (4). Further, the exemption applies only in connection with proposals submitted before expiration of the 90-day period following the cost accounting period in which the monetary exemption was exceeded.

II. COST ACCOUNTING STANDARDS—ELIGIBILITY FOR MODIFIED CONTRACT COVERAGE

If the Offeror is eligible to use the modified provisions of 48 CFR 9903.201-2(b) and elects to do so, the Offeror shall indicate by checking the box below. Checking the box below shall mean that the resultant contract is subject to the Disclosure and Consistency of Cost Accounting Practices clause in lieu of the Cost Accounting Standards clause.

☐ The Offeror hereby claims an exemption from the Cost Accounting Standards clause under the provisions of 48 CFR 9903.201-2(b) and certifies that the Offeror is eligible for use of the Disclosure and Consistency of Cost Accounting Practices clause because during the cost accounting period immediately preceding the period in which this proposal was submitted, the Offeror received less than $50 million in awards of CAS-covered prime contracts and subcontracts. The Offeror further certifies that if such status changes before an award resulting from this proposal, the Offeror will advise the Contracting Officer immediately.

Caution: An Offeror may not claim the above eligibility for modified contract coverage if this proposal is expected to result in the award of a CAS-covered contract of $50 million or more or if, during its current cost accounting period, the Offeror has been awarded a single CAS-covered prime contract or subcontract of $50 million or more.

III. ADDITIONAL COST ACCOUNTING STANDARDS APPLICABLE TO EXISTING CONTRACTS

The Offeror shall indicate below whether award of the contemplated contract would, in accordance with subparagraph (a)(3) of the Cost Accounting Standards clause, require a change in established cost accounting practices affecting existing contracts and subcontracts.

     ☐ yes    ☒    no

K.14	52.230-01 ALT I	COST ACCOUNTING STANDARDS NOTICES AND CERTIFICATION ALTERNATE I	JUNE 1996

Note: This notice does not apply to small businesses or foreign governments. This notice is in three parts, identified by Roman numerals I through III.

Offerors shall examine each part and provide the requested information in order to determine Cost Accounting Standards (CAS) requirements applicable to any resultant contract.

If the offeror is an educational institution, Part II does not apply unless the contemplated contract will be subject to full or modified CAS coverage pursuant to 48 CFR 9903.201-2(c)(5) or 9903.201-2(c)(6), respectively.

I. DISCLOSURE STATEMENT—COST ACCOUNTING PRACTICES AND CERTIFICATION

(a) Any contract in excess of $500,000 resulting from this solicitation, except contracts in which the price negotiated is based on (1) established catalog or market prices of commercial items sold in substantial quantities to the general public, or (2) prices set by law or regulation, will be subject to the requirements of the Cost Accounting Standards Board (48 CFR Chapter 99), except for those contracts which are exempt as specified in 48 CFR 9903.201-1.

(b) Any Offeror submitting a proposal which, if accepted, will result in a contract subject to the requirements of 48 CFR Chapter 99 must, as a condition of contracting, submit a Disclosure Statement as required by 48 CFR 9903.202. When required, the Disclosure Statement must be submitted as a part of the Offeror’s proposal under this solicitation unless the Offeror has already submitted a Disclosure Statement disclosing the practices used in connection with the pricing of this proposal. If an applicable Disclosure Statement has already been submitted, the offeror may satisfy the requirement for submission by providing the information requested in paragraph (c) of Part I of this provision.

Caution: In the absence of specific regulations or agreement, a practice disclosed in a Disclosure Statement shall not, by virtue of such disclosure, be deemed to be a proper, approved, or agreed-to practice for pricing proposals or accumulating and reporting contract performance cost data.

(c) Check the appropriate box below:

☐ (1) Certificate of Concurrent Submission of Disclosure Statement.

The Offeror hereby certifies that, as a part of the offer, copies of the Disclosure Statement have been submitted as follows: (i) original and one copy to the cognizant Administrative Contracting Officer (ACO) or cognizant Federal agency official authorized to act in that capacity (Federal official), as applicable, and (ii) one copy to the cognizant Federal auditor.

(Disclosure must be on Form No. CASB DS-1 or CASB DS-2, as applicable. Forms may be obtained from the cognizant ACO or Federal official and/or from the loose-leaf version of the Federal Acquisition Regulation.)

Date of Disclosure Statement:

Name and Address of Cognizant ACO or Federal Official Where Filed:

The Offeror further certifies that the practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the Disclosure Statement.

☐ (2) Certificate of Previously Submitted Disclosure Statement.

The offeror hereby certifies that the required Disclosure Statement was filed as follows:

Date of Disclosure Statement:

Name and Address of Cognizant ACO or Federal Official Where Filed:

The Offeror further certifies that the practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the applicable Disclosure Statement.

☒ (3) Certificate of Monetary Exemption.

The Offeror hereby certifies that the Offeror, together with all divisions, subsidiaries, and affiliates under common control, did not receive net awards of negotiated prime contracts and subcontracts subject to CAS totaling more than $50 million or more in the cost accounting period immediately preceding the period in which this proposal was submitted. The Offeror further certifies that if such status changes before an award resulting from this proposal, the Offeror will advise the Contracting Officer immediately.

☐ (4) Certificate of Interim Exemption.

The Offeror hereby certifies that (i) the Offeror first exceeded the monetary exemption for disclosure, as defined in (3) of this subsection, in the cost accounting period immediately preceding the period in which this offer was submitted and (ii) in accordance with 48 CFR 9903.202-1, the offeror is not yet required to submit a Disclosure Statement. The Offeror further certifies that if an award resulting from this proposal has not been made within 90 days after the end of that period, the Offeror will immediately submit a revised certificate to the Contracting Officer, in the form specified under subparagraph (c)(1) or (c)(2) of Part I of this provision, as appropriate, to verify submission of a completed Disclosure Statement.

(5) Certificate of Disclosure Statement Due Date by Educational Institution. If the Offeror is an educational institution that, under the transition provisions of 48 CFR 9903.202-1(f), is or will be required to submit a Disclosure Statement after receipt of this award, the Offeror hereby certifies that (check one and complete):

☐ (i) A Disclosure Statement Filing Due Date of                               has been established with the cognizant Federal agency.

☐ (ii) The Disclosure Statement will be submitted within the 6-month period ending                            months after receipt of this award.

Name and Address of Cognizant ACO or Federal Official Where Disclosure Statement is to be Filed:

Caution: Offerors currently required to disclose because they were awarded a CAS-covered prime contract or subcontract of $50 million or more in the current cost accounting period may not claim this exemption (4). Further, the exemption applies only in connection with proposals submitted before expiration of the 90-day period following the cost accounting period in which the monetary exemption was exceeded.

II. COST ACCOUNTING STANDARDS—ELIGIBILITY FOR MODIFIED CONTRACT COVERAGE

If the Offeror is eligible to use the modified provisions of 48 CFR 9903.201-2(b) and elects to do so, the Offeror shall indicate by checking the box below. Checking the box below shall mean that the resultant contract is subject to the Disclosure and Consistency of Cost Accounting Practices clause in lieu of the Cost Accounting Standards clause.

The Offeror hereby claims an exemption from the Cost Accounting Standards clause under the provisions of 48 CFR 9903.201-2(b) and certifies that the offeror is eligible for use of the Disclosure and Consistency of Cost Accounting Practices clause because during the cost accounting period immediately preceding the period in which this proposal was submitted, the offeror received less than $50 million in awards of CAS-covered prime contracts and subcontracts. The Offeror further certifies that if such status changes before an award resulting from this proposal, the offeror will advise the Contracting Officer immediately.

Caution: An Offeror may not claim the above eligibility for modified contract coverage if this proposal is expected to result in the award of a CAS-covered contract of $50 million or more or if, during its current cost accounting period, the Offeror has been awarded a single CAS-covered prime contract or subcontract of $50 million or more.

III. ADDITIONAL COST ACCOUNTING STANDARDS APPLICABLE TO EXISTING CONTRACTS

The Offeror shall indicate below whether award of the contemplated contract would, in accordance with subparagraph (a)(3) of the Cost Accounting Standards clause, require a change in established cost accounting practices affecting existing contracts and subcontracts.

  ☐    yes   ☒  no

TABLE OF CONTENTS

Cover Letter/Forms

1.0	Proposal Overview

2.0	Basis of Estimate (L.5, M.2.C)

2.1	Definitions and Nomenclature (L.5, M.2.C.1)

2.1.1	CLIN Nomenclature

2.1.2	Price Model Definition

2.2	Assumptions (L.5, M.2.C.1, M.2.C.2)

2.2.1	Labor Hours

2.2.2	Materials - System Hardware

2.2.3	Materials - System Software

2.2.4	ODCs - Facilities and Furnishings

2.2.5	ODCs — Travel

2.2.6	ODCs — Other

2.3	Rates

2.4	Reduction

3.0	Pricing

3.1	Total Price/SF 1411

3.2	Section B—CLINS Prices

3.3	Labor Summary and Detail

3.4	Material Summary and Detail

3.5	Other Direct Costs Summary and Detail

3.6	Indirect Cost Summary and Detail

4.0	Proposal Backup

4.1	Bill of Materials

4.2	Quotes

4.3	Product Literature

[* * *]

Appendices

Enterprise Services

LIST OF EXHIBITS

5-1	NeuStar Shared NANPA/National PA Organization

LIST OF TABLES

2-1	Contract Line Item Number (CLIN) Nomenclature

2-2	NANPA Position/Title to Labor Category Mapping

2-3	Manpower Loading Table (Base, plus four option years)

2-4	NPA Relief Planning Projects 3Q2003 through 2Q2008

2-5	Pending NPA Relief Planning Projects

2-6	Suspended NPA Relief Planning Projects

2-7	NPA Relief Planning Projects To Be Completed At Specific Trigger Points

2-8	Central Office Code Activity (January 2000 — March 2003)

2-9	CO Code Application Processing Productivity Analysis

2-10	Estimated Duration of Trips

[* * *]

1.0                               SOLUTION OVERVIEW

[* * *] [7 pages]

2.0                               BASIS OF ESTIMATE (L.5, M.2.C)

This section contains NeuStar’s basis of estimating the costs used in its firm-fixed price for the NANPA contract.  Proposal Section 2.1 contains CLIN definitions as well as describes the structure of the Cost Breakdown provided in Proposal Section 3.0.  Proposal Section 2.2 identifies the assumptions used to estimate:

•                  Labor;

•                  NANP Administration System (NAS) hardware and software and other equipment;

•                  Facilities and furnishings;

•                  Travel; and

•                  Other direct costs.

Proposal Section 2.3 describes NeuStar’s rates, including: labor rates, labor burden rate, and G&A rate.  This section also provides the annual escalation factors/rates for labor, air travel, and other direct costs, including the sources used to determine each.  And, finally, Proposal Section 2.4 details NeuStar’s price reduction as a result of its unique position as the incumbent NANP Administrator.

2.1                               Definitions and Nomenclature (L.5, M.2.C.1)

Below is information that will assist the evaluator in reviewing NeuStar’s price proposal:

•                  Contract Line Item Numbers (CLINs) — described in Section 2.1.1.

•                  The price model used to develop, roll-up, and present the price for this contract is included in Section 3.0; however, the model is briefly outlined in Section 2.1.2 below.  The price model includes a detailed cost breakdown to allow the evaluator to ascertain labor costs and hours, cost build up, indirect costs, other direct costs (ODCs), escalation rates, and profit for the total contract.

2.1.1                     CLIN Nomenclature

The following table (Table 2-1) identifies the CLINs defined in the solicitation.  NeuStar, in its Price Proposal uses the same CLINs as required.  NeuStar has not deviated from the solicitation’s Cost Volume requirements.

Table 2-1. Contract Line Item Number (CLIN) Nomenclature

BASE YEAR

CLIN 0001-Automated NANPA System Development and Implementation

CLIN 0002-Transition to NANP Administration

CLIN 0003-Reporting

CLIN 0004-Travel, Not to Exceed Amount

CLIN 0005-Data Requirements (CDRLs)

OPTION YEAR 1

CLIN 0101-Automated System Support (operation and maintenance)

CLIN 0102-NANP Administration

CLIN 0103-Reporting

CLIN 0104-Travel, Not to Exceed Amount

CLIN 0105-Data Requirements (CDRLs)

OPTION YEAR 2

CLIN 0201-Automated System Support (operation and maintenance)

CLIN 0202-NANP Administration

CLIN 0203-Reporting

CLIN 0204-Travel, Not to Exceed Amount

CLIN 0205-Data Requirements (CDRLs)

OPTION YEAR 3

CLIN 0301-Automated System Support (operation and maintenance)

CLIN 0302-NANP Administration

CLIN 0303-Reporting

CLIN 0304-Travel, Not to Exceed Amount

CLIN 0305-Data Requirements (CDRLs)

OPTION YEAR 4

CLIN 0401-Automated System Support (operation and maintenance)

CLIN 0402-NANP Administration

CLIN 0403-Reporting

CLIN 0404-Travel, Not to Exceed Amount

CLIN 0405-Data Requirements (CDRLs)

CLIN 0406-Transition

2.1.2                     Price Model Definition

Pricing for this proposal, located at Section 3.0 herein, is organized into six sub-sections which are as follows:

•                  Section 3.1 — Total price of the contract as provided on SF 1411 and summarized in a Total Pricing Summary

•                  Section 3.2 — CLIN pricing summary

•                  Section 3.3 —Labor summary and detail depticting categories, hours, and blended Labor rates by CLIN and by year

•                  Section 3.4 — Material summary and detail

•                  Section 3.5 — Other direct costs summary and detail

•                  Section 3.6 — Indirect cost summary

In addition, NeuStar developed it firm fixed price proposal using the following assumptions:

[* * *] The escalation, labor burden, and G&A rates are further described below in Section 2.3.

2.2                               Assumptions (L.5, M.2.C.1, M.2.C.2)

2.2.1                     Labor Hours

Labor, by far, is the great cost contributor in NeuStar’s price.  As such, it is important to understand the composition NANPA’s proposed work force.  For convenience, NeuStar has grouped individual staff positions into labor categories.  The mapping of NANPA positions/titles to labor categories is shown in the following table (Table 2-2):

Table 2-2. NANPA Position/Title to Labor Category Mapping

NANPA Position	Labor Category

[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]

Next, NeuStar has determined the proposed total labor hours for each labor category, by year, and by CLIN.  These total labor hours are shown in a NANPA Manpower Loading Table (Table 2-3), which is located on the following pages.

The remainder of this section (Section 2.2.1, Labor Hours) describes, in detail, how NeuStar arrived at the staffing levels for each NANPA group, underlying labor categories, or NANPA positions.

[* * *] [2 pages]

CLIN 0001

System Development Staffing

NeuStar, by virtue of its experience in developing and deploying telecommunications software products, e.g., National Thousands Block Pooling Administration System, NPAC, State Pooling, etc., in maintaining those systems, and by proposing the inclusion of certain NeuStar-developed software modules as building blocks, estimates that the following system development team is required to perform the contract:

The system development team is organized under the Program Manager, NANP Administration System (NAS), who has extensive experience in successfully leading software development teams that must perform within time constraints and under fixed budgets.  The Program Manager is assigned full time responsibility for this contract and is responsible for the software development and system integration for delivering the NAS to the Commission. He reports to the Director of NANPA.

[* * *]

The dedication of a Senior QA Engineer will ensure compliance with all performance and design specifications.  The Senior QA Engineer will report directly to the Program Manager, NAS.  This full time quality assurance professional will develop the quality assurance plan, the systems test plan, and all other directives to the development team to ensure compliance with the Commission’s requirements.  This close relationship between the program manager, the developers and quality assurance is key to the successful and timely deployment of the NAS.

Operations Staffing

In order to be compliant with the Commission’s requirement to be ready for implementation of the North American Number Plan Administrator Program immediately upon the Commission’s acceptance of the NAS, NeuStar is proposing a team of operational professionals. This team will facilitate the migration and transition of the current NANPA.

The contract’s program manager, under the title of NANPA Director, will be dedicated to the program upon contract award, working [* * *].  He will manage all aspects of the contract, including the timely and compliant delivery of the NAS and the transition of the operational staff for full operational capability upon system acceptance.  Thereafter, he will manage the ongoing implementation and operation of the NANPA on a full-time basis.

Upon contract award, the Database Administrator will come on board full-time.  This individual will begin familiarization of the system hardware and purchased software for the trouble-free operation of the Oracle database.  The system and database redundancy designed into NeuStar’s system requires the Database Administrator to be conversant with all aspects of seamless remote facility operation.

As of the beginning of the eighth month of the contract, the entire proposed operations staff will be on board, trained, and ready for NAS implementation and administration.

CLINS 0002, 0102, 0202, 0302, and 0402

Staffing for NPA Relief Planning

[* * *] From this, NeuStar has concluded that two experienced NPA relief planners are needed to perform the U.S. relief planning activities required during the contract period.  The projected relief planning workload includes new NPA relief plans that will be initiated over the term of the contract, management of existing relief projects pending before state regulators, facilitation of jeopardy meetings, industry meetings to address the need to withdraw filed NPA relief plans where no state regulatory action has taken place, and facilitation of meetings to address unavailable central office codes.  Each NPA relief planner will be responsible for a specific geographic territory (East and West).  One of the relief planners will be based in California to allow efficient and cost effective handling of the many anticipated relief activities in that state.

[* * *]

Table 2-4.  NPA Relief Planning Projects 3Q2003 through 2Q2008

NPA	Location	Projected NPA Exhaust Year/Qtr.		Relief Planning Initiated Year/Qtr.		Explanation

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

Table 2-4.  NPA Relief Planning Projects 3Q2003 through 2Q2008

NPA	Location	Projected NPA Exhaust Year/Qtr.		Relief Planning Initiated Year/Qtr.		Explanation

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

In addition to new relief projects, there are ongoing relief projects that NANPA will be responsible for managing until completion.  There are presently 47 projects in which a state decision is pending or the industry has yet to determine when the relief petition will be submitted to the state regulators.  These are shown in Table 2-5.  Although NANPA has completed a significant portion of the relief planning work for these area codes, many other important tasks remain to be accomplished once a relief decision has been made including:

•                  Requesting the assignment of a new NPA relief code;

•                  Issuing a press release announcing the details of the new NPA code;

•                  Scheduling and conducting the initial implementation meeting;

•                  Publishing a planning letter on the web;

•                  Responding to requests for information from the industry, regulators, and the public;

•                  Announcing changes to the relief plan ordered by a state regulator, e.g., modifications to implementation dates, publishing updated planning letters; and

•                  If necessary, declaring jeopardy and conducting jeopardy meetings to determine a future reduced allocation of codes.

In addition, because several years may have passed since initial relief planning was conducted, and circumstances may have change significantly, state regulators may request NANPA to refresh the record by updating the alternatives proposed.  For example, NeuStar recently updated the relief alternatives for Wisconsin’s 715 NPA at the request of the Wisconsin commission.

Table 2-5. Pending NPA Relief Planning Projects

NPA	Location	NPA Exhaust	Industry Recommended Relief Plan	Relief Filed w/PSC	PSC Approval Received	Type of Approved Relief	Implementation Meeting Date

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

Table 2-5. Pending NPA Relief Planning Projects

NPA	Location	NPA Exhaust	Industry Recommended Relief Plan	Relief Filed w/PSC	PSC Approval Received	Type of Approved Relief	Implementation Meeting Date
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

There are 21 relief projects in which relief planning has been suspended by state regulators.  These are shown in Table 2-6.  NeuStar has completed all of its activities, but the relief projected has not yet been implemented due to changes in the projected NPA exhaust date or action taken by the state.  NANPA may be directed to refresh the record for these projects as a significant amount of time has passed since the relief plan was filed with the state.  For example, NeuStar recently updated the relief alternatives associated with California’s 909 NPA, updating a relief plan originally filed in December 1998.  NeuStar knows that California will continue to request updates to filed relief plans twelve months prior to the projected exhaust date.

Table 2-6. Suspended NPA Relief Planning Projects

NPA	Location	NPA Exhaust	Industry Recommended Relief Plan	Relief Filed w/PSC	PSC Approval Received	Type of Approved Relief	Implementation Meeting Date
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

Table 2-6. Suspended NPA Relief Planning Projects

NPA	Location	NPA Exhaust	Industry Recommended Relief Plan	Relief Filed w/PSC	PSC Approval Received	Type of Approved Relief	Implementation Meeting Date
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

There are 19 completed NPA relief projects in which NANPA is responsible for monitoring the quantity of central office code assignments and determining when relief plans approved by the state regulators need to be implemented “just in time” to prevent exhaust.  These completed NPA relief projects are shown in Table 2-7.

Table 2-7. NPA Relief Planning Projects To Be Completed At Specific Trigger Points

NPA	Location	NPA Exhaust	Relief Filed w/PSC	PSC Approval Received	Type of Approved Relief	Implementation Meeting Date	Explanation

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

Table 2-7. NPA Relief Planning Projects To Be Completed At Specific Trigger Points

NPA	Location	NPA Exhaust	Relief Filed w/PSC	PSC Approval Received	Type of Approved Relief	Implementation Meeting Date	Explanation

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

NeuStar’s estimate of the number of relief planners is based upon the predicted number of new NPA relief projects, the management of pending relief plans, and other ongoing activities that NPA relief planners are involved.

[* * *]

It is important to stress that the estimates above require highly experienced relief planners.  Successful relief planning requires technical depth, facilitation skills, and broad knowledge of telecommunications that comes only with extensive experience.  NeuStar’s relief planners have been seasoned during the most demanding times in numbering history.  Therefore, two highly experienced NPA relief planners with intimate knowledge of current activities and detailed understanding of the intricacies of the relief planning process can effectively manage all relief planning requirements over the contract term.

Experience has shown, however, that there may be brief periods of time in which additional resources are required.  To provide for this contingency, NeuStar’s proposal includes other key personnel with substantial relief planning experience.  For example, our Senior Manager, Data Analysis served as an NPA relief planner for three years, conducting or overseeing more than 20 relief projects.  In addition, the Regional Director, Code Administration also served as an NPA relief planner for two years prior to assuming her current position and was involved with nearly 40 relief projects.  The availability of these experienced individuals helps to ensure that NeuStar can continue to meet required performance measures despite variations in the workload.

Staffing for Code Administration

NeuStar has extensive experience in processing central office code applications.  During its tenure as NANPA, NeuStar processed more than 150,000 central office requests, including requests for the assignment, return, reservation, and change of codes.  Further, NeuStar understands that code administration includes not only the processing of code applications but also ongoing customer service to assist applicants in understanding and completing the application process.  Using this knowledge, NeuStar used a comprehensive approach to determine staffing requirements for the contract period.  First, NeuStar estimated the volume of central office code requests over the contract term and identified those applications to be processed by the system with no human intervention to determine the number of central office code administration staff required.

[* * *]

Table 2-8. Central Office Code Activity (January 2000 — March 2003)

Month	Requests	Assignments	Changes	Denials	Cancel	Disconnects	Reservations

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

Table 2-8. Central Office Code Activity (January 2000 — March 2003)

Month	Requests	Assignments	Changes	Denials	Cancel	Disconnects	Reservations

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

[* * *] [3 pages]

Table 2-9. CO Code Application Processing Productivity Analysis

Code Requests	Efficiency%	EffectiveCode Requests	Code Requests per CA	Code Administrators
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

[* * *]

The FCC can be confident that NeuStar, as demonstrated during its term as the NANPA, will obtain additional resources if central office code volumes are significantly higher than our projections.  Many of our proposed NANPA staff are experienced in code processing.  Our help desk staff, who is a highly experienced code administrator, will be available to process applications in those times when volumes spike.  In addition, our Senior AOCN Administrator is a former code administrator and therefore trained in this process.  Finally, other members of our staff will be cross-trained in code administration so that they may step in and provide assistance if necessary.

Data Analysis and Industry Liaison

NeuStar’s Data Analysis and Industry Liaison Group fulfills the data reporting and analysis requirements of the contract.  This group is comprised of a Senior Manager, Data Analysis, an NRUF Manager and Industry Liaison, and a Sr. NRUF Administrator.  These three people are necessary to meet the Commission’s requirements throughout the duration of the contract.

The Senior Manager, Data Analysis oversees the production of data reports and analysis.  He will develop the semi-annual NPA and NANPA exhaust projections and, based upon data gathered via the NRUF process and code assignment information, change these projections as necessary.  Additionally, he will perform the analysis necessary to generate the numerous NRUF reports required by the Commission.  He will produce ad hoc reports requested by NANPA staff and federal and state regulatory agencies in support of their numbering oversight efforts.  Finally, he will supervise and ultimately be responsible for the activities of the Manager, NRUF and Industry Liaison and Sr. NRUF Administrator.

The NRUF Manager and Industry Liaison will directly manage the NRUF reporting process.  She will notify service providers of the requirement to submit utilization and forecast data semi-annually.  She will oversee the collection, storage and analysis of service provider-specific data, ensuring that the NRUF reporting requirements are implemented in accordance with the FCC orders and directives.  Additionally, she will be responsible for updating and maintaining the NRUF job aid, and implement our training and education initiatives on the NRUF reporting process for service providers and state regulatory agencies.  Additionally, she will serve as NANPA’s representative to the Industry Numbering Committee (INC) and provide direct input to the INC about the day-to-day operations of the administrator.  In this role, she will report directly the NANPA Program Director.  She will also supervise the Sr. NRUF Administrator..

The Sr. NRUF Administrator will work directly with service providers in the NRUF reporting process.  She will be responsible for analyzing service provider submissions, identifying any errors or anomalies, and communicating these finding to service providers so that they may be corrected.  She will also provide assistance to service providers in completing and submitting the

Form 502.  Past experience with NRUF processing clearly shows the need to dedicate one full-time person to this process.

Manager, NANP Resources

The Manager, NANP Resources will be responsible for the assignment and administration of the Feature Group B CICs; Feature Group D CICs; 456-, 500-, and 900-NXX resources;  800-855 and 555 line numbers; VSCs; and ANI II digits.  In this position, she will process applications for these resources, follow-up with applicants to ensure they meet assignment criteria, which is quite often due to the nature of these resources.  She will also analyze Feature Group B and Feature Group D Access and Usage reports to identify CIC resources that are subject to reclamation.  She will perform any tasks required to ensure that the phase-out of non-dialable toll points has been completed.  Finally, she will investigate, where necessary, the use of these resources in order to ensure conformance with FCC directives and industry guidelines.

Customer Service Representative (Help Desk)

The Customer Service Representative will be responsible for general customer service and Help Desk related items:  general troubleshooting, handling questions on user login/passwords, general client assistance, logging trouble tickets, and managing the customer satisfaction efforts.

Senior Code Administrator — Quality Assurance

The Senior Code Administrator — Quality Assurance will be responsible for training code administrators, developing methods and procedures for code administration, working with and providing information for auditors, providing client feedback, collecting and interpreting performance metrics, including quality improvement, and developing and presenting internal training.

Senior AOCN Administrator

The Senior AOCN Administrator will manage the Administrator Operating Company Number (AOCN) Enterprise Service by entering rating and routing data into BIRRDS upon request from code applicants.  This includes reviewing the submitted information, assisting with the preparation of the information and the actual inputting of the data in the associated databases.  From a cost perspective, this position is not included in the NANPA staffing requirements since revenues from this service are used to offset the direct costs associated with this function.

NANP Administration System Staff

To maintain the NANP Administration System (NAS), NeuStar has assigned a dedicated technical staff to the contract to ensure system availability and integrity.  This staff includes the Program Manager, two Senior Systems Engineers and a Database Administrator.  The Program Manager will be responsible of the overall maintenance of the NAS hardware and software.  In addition, this position will work directly with the Senior Systems Engineers, which are responsible for software development, and the Customer Service Representative to address issues concerning the access and use of the NAS.  The Database Administrator will be responsible for the accuracy and integrity of the data contained in the NAS.  In addition to the full time staff, NeuStar will provide support from its General & Administrative-funded Information Technology organization throughout the duration of the contract: Systems Administrator ([* * *]); Security Engineer ([* * *]); Network Engineer ([* * *]); and Web Master ([* * *]).  The estimated time in support of the NANPA by these G&A-funded resources is not delimiting.  The assigned personnel will support the program to the extent necessary for compliant operations no matter the level of effort required.

External Relations Group and Quality Assurance

The External Relations Group and Corporate Software Quality Assurance provides regulatory, legal, and compliance support.  This group is comprised of a Director, Federal Relations; Director, State Relations; Director, Legal Analysis; and Director, Software Quality Assurance.  Since these functions do not require dedicated, full-time staff, these resources will come from NeuStar Corporate resources and are included in NeuStar’s G&A rate.

The Director, Federal Relations will liaise with the Commission on NANPA and numbering related issues.  This position will review regulatory orders and directives, respond to them as necessary and provide ongoing communications with the Commission, to include coordinating quarterly meetings between NeuStar and FCC staff to discuss numbering and other relevant topics.  The Director, State Relations, will perform a similar role from a state perspective.  This position will interface with state regulatory agencies and facilitate communications between NANPA and the states by coordinating bi-monthly meetings to discuss NANPA and numbering-relating matters.  The Director, Legal Analysis is responsible for performing or overseeing all legal activities of NANPA.  Included in the role is performing necessary legal research, working with NANPA staff to prepare any testimony and filings involving NANPA, including NPA relief planning, before state and federal regulatory agencies and the courts.  The Director, Software Quality Assurance will, through direct oversight, ensure that all quality assurance requirements of the company and the customer are strictly adhered to in the performance of the system development, implementation and operation of the NAS.

2.2.2                     Materials - System Hardware

[* * *]

NeuStar’s NAS Production Environment provides a fully redundant NAS, offering both a primary site, located in [* * *], as well as a fully functional backup site in [* * *].  This architecture will allow NeuStar to satisfy the availability requirements outlined in the requirements, given the ability to switchover during any prolonged Primary site outage, and run the NAS indefinitely, and in a fully functional manner, from the backup site in Charlotte.  This switchover is made possible by the fact that a complete and up-to-date database will be kept at the backup site.  This will be made possible using advanced database replication capability.  Since the backup site facility is shared between Development, Testing and Production backup, any development and/or testing taking place at the backup site would cease until the Primary site is made operational again.

NeuStar’s hardware configuration provides ample capability to meet the needs of NeuStar’s developers.  The hardware, listed below, is capable of supporting all of the selected software development tools to be used in building the NAS.  The Production Backup System will also be used as the Development Environment hardware as well as the Test Environment hardware, ensuring that full use is made of the equipment.  The major components of each system, per site, include:

[* * *]

The basis of estimate for the system hardware is actual quotes.  Although the contemplated contract is fixed price, GSA pricing was obtained for NAS hardware and software, as title to it will be vested in the FCC.  In the event that GSA pricing is not authorized for system components under the contract, NeuStar will assume the risk that it can negotiate comparable pricing on a commercial basis, leveraging volume purchasing power.  A comparison of the GSA prices to commercial quotes for the same hardware was made, and the lower price quote was included in the price build-up.  GSA pricing is, by definition, considered to be fair and reasonable.  For commercial items for which there is no comparable GSA price, the published price list price, or a discount there from, is considered to be fair and reasonable.

Other Equipment

Equipment in this category includes desk top for code administrators and laptop computers for other professional staff, wireless telephones, and other office equipment.  All NANPA employees will commence the contract with their current computer, with anticipated replacement one-time during the contract in year three.  Wireless telephones and other office equipment will be replaced in accordance with NeuStar’s corporate replacement policies for such incidental equipment from the G&A pool.

The basis of estimate for this equipment is the quoted market prices published by the manufacturer, and are considered fair and reasonable.  If no quote was available from the manufacturer, then NeuStar used the published prices from national chain discount stores such as Office Depot, Best Buy, CompUSA, etc. as the basis of estimate, all of which are considered to be fair and reasonable prices.

2.2.3                     Materials - System Software

[* * *] [3 pages]

2.2.4                     ODCs - Facilities and Furnishings

[* * *]

2.2.5                     ODCs - Travel

NeuStar has estimated the travel expenses based upon its experience and knowledge of the NANP administration requirements to attend certain industry meetings as well as to make the trips necessary to perform the contract requirements, as follows.  Assumes NANPA Operations start at end Month 7 of the contract.

Number of Trips

[* * *]

After identifying the trips required, NeuStar estimated the duration of each trip as set forth in the table (Table 2-10) below:

Table 2-10 Estimated Duration of Trips

	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

Travel Expenses:

[* * *]

2.2.6                     ODCs - Other

[* * *]

2.3                               RATES

The rationale and explanation of NeuStar’s rates for labor, labor burden, G&A, and escalation, included in the pricing model, appear below.

NeuStar’s Burden and G&A rates, reviewed by DCAA, without questioned or disallowed costs, are used in Neustar’s cost reimbursement contract.  NeuStar’s cost accounting system, based on Soloman accounting system software, collects and allocates costs in a manner acceptable for government cost type contracts and uses generally accepted accounting procedures.  NeuStar welcomes any review of its accounting system and proposed rates to validate its estimated costs.

Labor Rates

In September 2000, NeuStar employed the services of Watson Wyatt Worldwide to conduct a review of salary levels of different positions in NeuStar.  Using position descriptions and data gathered during job analysis meetings as well as market data from surveys gathered from various company types (e.g., national, telecommunications industry, high technology, revenue of approximately [* * *]), Watson Wyatt developed appropriate minimum and maximum salary ranges for over [* * *] NeuStar positions.  This assessment was used as input in determining appropriate labor rates for NeuStar salaried employees, including the software development team and the NANP Administration staff.  A follow-up review of NeuStar labor categories and salaries by Watson Wyatt Worldwide is scheduled for mid-2003.  We expect that NeuStar’s is paying “market” rates for its human capital.

Labor Burden Allocation Rate:

The NeuStar Labor Burden rate is [* * *] of base salary.  This rate is calculated by allocating all of the below-listed expenses over the wages paid to employees.

Labor Burden captures all costs associated with an individual’s employment beyond their base salary (all NeuStar employees are offered the same benefits packages). The expenses include,

but are not limited to FICA, unemployment benefits, health, dental, eye and life insurance, short-term disability, vacation and holidays, and retirement benefits.

The NeuStar Labor Burden rate is consistent with the Bureau of Labor Statistics (BLS) 2001 and 2nd Quarter 2002 rates for Private Industry employees and for Professional Specialty and Technical Occupations in private industry.  [* * *]

General and Administrative Expense Allocation Rate

[* * *]

[* * *]

Escalation Rates

In order to properly price the estimated costs of operation of the NANPA during the option years of the contract, NeuStar looked to the actual inflations rates, by specific category, in the data compiled by the Bureau of Labor Statistics (BLS).  The actual experience for the period reported by the BLS ending March 2003 was used for each and every option year, because, in NeuStar’s estimation, this experience is representative of inflationary trends for the foreseeable future.  The factor used for Labor is the actual experience reflected in the Employment Cost Index (ECI) for wages and salaries for private workers in the white collar professional, specialty and technical category. The factor used for Other Direct Costs is the experience of the Consumer Price Index — US City Average less Food and Energy Costs.  The Airline Travel experience during the most recent 12-month period has been one of decreasing prices, however, this trend is expected to end.  The rate used for escalation of airline travel is the CPI — US City Average including Food and Energy Costs.  These rates of escalation, estimated firm for the next five years, are considered to be fair and reasonable.  It should be noted that BLS does not forecast escalation for future periods.

The escalation factors used by NeuStar are:

[* * *]

2.4                               Reduction

NeuStar is the current NANP Administrator, and will continue to administer the NANP on a month-to-month basis under the firm-fixed-price arrangement dated January 31, 2003 between the FCC and NeuStar (the “Month-to-Month Arrangement”) until NANPA operations cuts over to the new NANP Administration System as specified in the NANPA Transition Plan attached to the solicitation.  [* * *]

[* * *]

NANPA 3.1 Costs

North American Numbering Plan Administration

NANPA 3.1 Costs

TOTAL PRICE SUMMARY

CLINs	Base Scenario	Total NANPA Price

0001	[* * *]	$	[* * *]
0002	[* * *]	$	[* * *]
0003	[* * *]	$	[* * *]
0004	[* * *]	$	[* * *]
0005	[* * *]	$	[* * *]

Base Year

0101	[* * *]	$	[* * *]
0102	[* * *]	$	[* * *]
0103	[* * *]	$	[* * *]
0104	[* * *]	$	[* * *]
0105	[* * *]	$	[* * *]

Option Year 1

0201	[* * *]	$	[* * *]
0202	[* * *]	$	[* * *]
0203	[* * *]	$	[* * *]
0204	[* * *]	$	[* * *]
0205	[* * *]	$	[* * *]

Option Year 2

0301	[* * *]	$	[* * *]
0302	[* * *]	$	[* * *]
0303	[* * *]	$	[* * *]
0304	[* * *]	$	[* * *]
0305	[* * *]	$	[* * *]

Option Year 3

0401	[* * *]	$	[* * *]
0402	[* * *]	$	[* * *]
0403	[* * *]	$	[* * *]
0404	[* * *]	$	[* * *]
0405	[* * *]	$	[* * *]

Option Year 4

Total Firm Fixed Price – Base Year Plus Four Option Years:	$	[* * *]

North American Numbering Plan Administration

NANPA 3.1 Costs

CONTRACT PRICING PROPOSAL COVER SHEET (Cost or Pricing Data Required)				1. SOLICITATION/CONTRACT/MODIFICATION NUMBER SOL03000001				OMB No.:9000-0013 Expires: 09/30/98

Public reporting burden for this collection of information is estimated to average 4 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.  Send comments regarding this burden estimate or any other aspect of this collection of information including suggestions for reducing this burden, to the FAR Secretariat (VRS), Office of Federal Acquisition Policy, GSA, Washington, DC 20405.

2a. NAME OF OFFEROR NeuStar, Inc				3a. NAME OF OFFEROR’S POINT OF CONTACT Gregory J. A. Roberts			3c. TELEPHONE
2b. FIRST LINE ADDRESS 46000 Center Oak Plaza				3b. TITLE OF OFFEROR’S POINT OF CONTACT Vice President, Numbering Services			AREA CODE 571	NUMBER 434-5580
2c. STREET ADDRESS				4. TYPE OF CONTRACT ACTION (Check)
				☒	a. NEW CONTRACT	☐	d. LETTER CONTRACT

2d. CITY		2e. STATE	2f. ZIP CODE	☐	b. CHANGE ORDER	☐	e. UNPRICED ORDER
Sterling		VA	20166	☐	c. PRICE REVISION/	☐	f. OTHER (Specify)
5. TYPE OF CONTRACT (Check)					REDETERMINATION
☒ FFP ☐ CPFF ☐ CPIF ☐ CPAF				6. PROPOSED COST (A+B=C)
☐ FPI ☐ OTHER (Specify)				A. COST	B. PROFIT/FEE			C. TOTAL
				$5,686,487	$0			$5,686,487
7. PERFORMANCE
PLACE	a.	46000 Center Oak Plaza, Sterling, VA 20166			PERIOD	a.	1 year + 4 option years
	b.					b.

8.     List and reference the identification, quantity and total price proposed for each contract line item.  A line item cost breakdown supporting this recap is required unless otherwise specified by the Contracting Officer.  (Continue on reverse, and then on plain paper, if necessary.  Use same headings.)

a. LINE ITEM NO.		b. IDENTIFICATION			c. QUANTITY	d. TOTAL PRICE		e. PROP. REF. PAGE

SEE ATTACHED

9. PROVIDE THE FOLLOWING (If available)
NAME OF CONTRACT ADMINISTRATION OFFICE none					NAME OF AUDIT OFFICE Southern NJ Branch Office
STREET ADDRESS					STREET ADDRESS Wooderest Pavilion, 10 Melrose Ave, Suite 200
CITY		STATE	ZIP CODE		CITY Cherry Hill		STATE NJ	ZIP CODE 08003
TELEPHONE		AREA CODE	NUMBER		TELEPHONE	AREA CODE 856	NUMBER 354-7550
10. WILL YOU REQUIRE THE USE OF ANY GOVERNMENT PROPERTY IN THE PERFORMANCE OF THIS WORK? (If “yes,” identify)					11a. DO YOU REQUIRE GOVERNMENT CONTRACT FINANCING TO PER- FORM THIS PROPOSED CON-TRACT? (If “yes,” complete Item 11b.)	11b. TYPE OF FINANCING (Check one)
						☐	ADVANCE PAYMENT	☐ PROGRESS PAYMENTS
☐ YES ☒ NO					☐ YES ☒ NO	☐ GUARANTEED LOANS

12.           HAVE YOU BEEN AWARDED ANY CONTRACTS OR SUBCONTRACTS FOR THE SAME OR SIMILAR ITEMS WITHIN THE PAST 3 YEARS?  (If “yes,” identify item(s), customer(s) and contract number(s) on reverse of form.)

☐  YES       ☒  NO

13. IS THIS PROPOSAL CONSISTENT WITH YOUR ESTABLISHED ESTIMATING AND ACCOUNTING PRACTICES AND PROCEDURES AND FAR PART 31, COST PRINCIPLES? (If “no,” explain on reverse of form.) ☒ YES ☐ NO
14. COST ACCOUNTING STANDARDS BOARD (CASB) DATA (Public Law 91-379 as amended and FAR PART 30)
a. WILL THIS CONTRACT ACTION BE SUBJECT TO CASB REGULATIONS? (if “no,” explain in proposal.) ☐ YES ☒ NO Monetary Exemption					b. HAVE YOU SUBMITTED A CASB DISCLOSURE STATEMENT (CASB DS-1 or 2)? (If “yes,” specify in proposal the office to which submitted and if determined to be adequate.) ☐ YES ☒ NO

45

North American Numbering Plan Administration

NANPA 3.1 Costs

c. HAVE YOU BEEN NOTIFIED THAT YOU ARE OR MAY BE IN NONCOMPLIANCE WITH YOUR DISCLOSURE STATEMENT OR COST ACCOUNT STANDARDS? (If “yes,” explain in proposal.) ☐ YES ☒ NO	d. IS ANY ASPECT OF THIS PROPOSAL INCONSISTENT WITH YOUR DISCLOSED PRACTICES OR APPLICABLE COST ACCOUNTING STANDARDS? (if “yes,”explain in proposal.) ☐ YES ☒ NO

This proposal is submitted in response to the solicitation, contract, modification, etc. in Item 1 and reflects our estimates and/or actual costs as of this date and conforms with the instructions in FAR 15.804-6(b)(1), and Table 15-2.  By submitting this proposal, the offeror, if selected for negotiation, grants the contracting officer and authorized representative(s) the right to examine, at any time before award, those records, which include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of whether such items are in written form, in the form of computer data, or any other form, or whether such supporting information is specifically referenced or included in the proposal as the basis for pricing, that will permit an adequate evaluation of the proposed price.

15. NAME OF OFFEROR (Type) Gregory J. A. Roberts	15. TITLE OF OFFEROR (Type) Vice President, Numbering Services	16. NAME OF FIRM NeuStar, Inc
17. SIGNATURE		18. DATE OF SUBMISSION 12 May 03

AUTHORIZED FOR LOCAL REPRODUCTION	STANDARD FORM 1411 (REV. 10-95)
Previous edition is not usable.	Prescribed by GSA - FAR (48 CFR) 53.215-2(a)

46

North American Numbering Plan Administration

NANPA 3.1 Costs

SF 1411 AttachMENT

Base Year

CLIN	IDENTIFICATION	QUANTITY	TOTAL PRICE	PROP.REF.PAGE
0001	[* * *]	[* * *]	[* * *]	[* * *]
0002	[* * *]	[* * *]	[* * *]	[* * *]
0003	[* * *]	[* * *]	[* * *]	[* * *]
0004	[* * *]	[* * *]	[* * *]	[* * *]
0005	[* * *]	[* * *]	[* * *]	[* * *]
	Total—Initial Year	[* * *]	[* * *]	N/A

Option Year 1

CLIN	IDENTIFICATION	QUANTITY	TOTAL PRICE	PROP.REF.PAGE
0101	[* * *]	[* * *]	[* * *]	[* * *]
0102	[* * *]	[* * *]	[* * *]	[* * *]
0103	[* * *]	[* * *]	[* * *]	[* * *]
0104	[* * *]	[* * *]	[* * *]	[* * *]
0105	[* * *]	[* * *]	[* * *]	[* * *]
	Total—Option Year 1	[* * *]	[* * *]	N/A

Option Year 2

CLIN	IDENTIFICATION	QUANTITY	TOTAL PRICE	PROP.REF.PAGE
0201	[* * *]	[* * *]	[* * *]	[* * *]
0202	[* * *]	[* * *]	[* * *]	[* * *]
0203	[* * *]	[* * *]	[* * *]	[* * *]
0204	[* * *]	[* * *]	[* * *]	[* * *]
0205	[* * *]	[* * *]	[* * *]	[* * *]
	Total—Option Year 2	[* * *]	[* * *]	N/A

Option Year 3

CLIN	IDENTIFICATION	QUANTITY	TOTAL PRICE	PROP.REF.PAGE
0301	[* * *]	[* * *]	[* * *]	[* * *]
0302	[* * *]	[* * *]	[* * *]	[* * *]
0303	[* * *]	[* * *]	[* * *]	[* * *]
0304	[* * *]	[* * *]	[* * *]	[* * *]
0305	[* * *]	[* * *]	[* * *]	[* * *]
	Total—Option Year 3	[* * *]	[* * *]	N/A

47

North American Numbering Plan Administration

NANPA 3.1 Costs

Option Year 4

CLIN	IDENTIFICATION	QUANTITY	TOTAL PRICE	PROP.REF.PAGE
0401	[* * *]	[* * *]	[* * *]	[* * *]
0402	[* * *]	[* * *]	[* * *]	[* * *]
0403	[* * *]	[* * *]	[* * *]	[* * *]
0404	[* * *]	[* * *]	[* * *]	[* * *]
0405	[* * *]	[* * *]	[* * *]	[* * *]
0406	[* * *]	[* * *]	[* * *]	[* * *]
	Total—Option Year 4	[* * *]	[* * *]	N/A

Total Firm-Fixed Price—Base Year Plus Four Option Years:  $5,686,487

48

NANPA 3.2 Cost

North American Numbering Plan Administration

NANPA 3.2 Cost

PRICE BREAKDOWN – YEAR/ CLIN/ CATEGORY

Base Year	CLIN 0001		CLIN 0002		CLIN 0003		CLIN 0004		CLIN 0005		Total

[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]

[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]

Total	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]

North American Numbering Plan Administration

NANPA 3.2 Cost

PRICE BREAKDOWN – YEAR/ CLIN/ CATEGORY

Option Year 1	CLIN 0101		CLIN 0102		CLIN 0103		CLIN 0104		CLIN 0105		Total

[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]

Total	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]

North American Numbering Plan Administration

NANPA 3.2 Cost

PRICE BREAKDOWN – YEAR/ CLIN/ CATEGORY

Option Year 2	CLIN 0201		CLIN 0202		CLIN 0203		CLIN 0204		CLIN 0205		Total

[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]

Total	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]

North American Numbering Plan Administration

NANPA 3.2 Cost

PRICE BREAKDOWN – YEAR/ CLIN/ CATEGORY

Option Year 3	CLIN 0301		CLIN 0302		CLIN 0303		CLIN 0304		CLIN 0305		Total

[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]

Total	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]

North American Numbering Plan Administration

NANPA 3.2 Cost

PRICE BREAKDOWN – YEAR/ CLIN/ CATEGORY

Option Year 4	CLIN 0401		CLIN 0402		CLIN 0403		CLIN 0404		CLIN 0405		Total

[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]

Total	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]

NANPA 3.3

North American Numbering Plan Administration

NANPA 3.3

LABOR SUMMARY AND DETAIL

Base Year	Rate $’s/ Hr	CLIN 0001 Hours	CLIN 0001 Labor $’s	CLIN 0002 Hours	CLIN 0002 Labor $’s	CLIN 0003 Hours	CLIN 0003 Labor $’s	CLIN 0004 Hours	CLIN 0004 Labor $’s	CLIN 0005 Hours	CLIN 0005 Labor $’s	CLIN Total Hours	CLIN Total Labor $’s

[* * *]	$	[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Total			$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

North American Numbering Plan Administration

NANPA 3.3

LABOR SUMMARY AND DETAIL

Option Year 1	Rate $’s/Hr	CLIN 0101 Hours	CLIN 0101 Labor $’s	CLIN 0102 Hours	CLIN 0102 Labor $’s	CLIN 0103 Hours	CLIN 0103 Labor $’s	CLIN 0104 Hours	CLIN 0104 Labor $’s	CLIN 0105 Hours	CLIN 0105 Labor $’s	CLIN Total Hours	CLIN Total Labor $’s

[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Total			$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

North American Numbering Plan Administration

NANPA 3.3

LABOR SUMMARY AND DETAIL

Option Year 2	Rate $’s/Hr	CLIN 0201 Hours	CLIN 0201 Labor $’s	CLIN 0202 Hours	CLIN 0202 Labor $’s	CLIN 0203 Hours	CLIN 0203 Labor $’s	CLIN 0204 Hours	CLIN 0204 Labor $’s	CLIN 0205 Hours	CLIN 0205 Labor $’s	CLIN Total Hours	CLIN Total Labor $’s

[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Total			$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

North American Numbering Plan Administration

NANPA 3.3

LABOR SUMMARY AND DETAIL

Option Year 3	Rate $’s/Hr	CLIN 0301 Hours	CLIN 0301 Labor $’s	CLIN 0302 Hours	CLIN 0302 Labor $’s	CLIN 0303 Hours	CLIN 0303 Labor $’s	CLIN 0304 Hours	CLIN 0304 Labor $’s	CLIN 0305 Hours	CLIN 0305 Labor $’s	CLIN Total Hours	CLIN Total Labor $’s

[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Total			$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

North American Numbering Plan Administration

NANPA 3.3

LABOR SUMMARY AND DETAIL

Option Year 4	Rate $’s/Hr	CLIN 0401 Hours	CLIN 0401 Labor $’s	CLIN 0402 Hours	CLIN 0402 Labor $’s	CLIN 0403 Hours	CLIN 0403 Labor $’s	CLIN 0404 Hours	CLIN 0404 Labor $’s	CLIN 0405 Hours	CLIN 0405 Labor $’s	CLIN Total Hours	CLIN Total Labor $’s

[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[* * *]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Total			$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

NANPA 3.4 Costs

North American Numbering Plan Administration

NANPA 3.4 Costs

MATERIALS SUMMARY

Base Year	CLINs	0001		0002		0003		0004		0005		Total
	Materials	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]

Option Year 1	CLINs	0101		0102		0103		0104		0105		Total
	Materials	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]

Option Year 2	CLINs	0201		0202		0203		0204		0205		Total
	Materials	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]

Option Year 3	CLINs	0301		0302		0303		0304		0305		Total
	Materials	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]

Option Year 4	CLINs	0401		0402		0403		0404		0405		Total
	Materials	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]

Total		$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]

North American Numbering Plan Administration

NANPA 3.4 Costs

CLIN 0001 BILL OF MATERIALS

TYPE	HW QTY.	HW SPEC. QTY.	SW QTY.	MAINT. QTY.	MAINT. YRS	PART	DESCRIPTION	PRICE
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	$	[***]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	$	[***]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	$	[***]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	$	[***]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	$	[***]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	$	[***]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	$	[***]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	$	[***]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	$	[***]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	$	[***]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	$	[***]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	$	[***]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	$	[***]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	$	[***]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	$	[***]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	$	[***]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	$	[***]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	$	[***]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	$	[***]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	$	[***]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	$	[***]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	$	[***]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	$	[***]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	$	[***]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	$	[***]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	$	[***]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	$	[***]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	$	[***]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	$	[***]

[* * : 4 pages]

NANPA 3.5 Costs

North American Numbering Plan Administration

NANPA 3.5 Costs

OTHER DIRECT COST SUMMARY

Base Year	CLIN 0001		CLIN 0002		CLIN 0003		CLIN 0004		CLIN 0005		Total

[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Total	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]

North American Numbering Plan Administration

NANPA 3.5 Costs

OTHER DIRECT COST SUMMARY

Option Year 1	CLIN 0101		CLIN 0102		CLIN 0103		CLIN 0104		CLIN 0105		Total

[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Total	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]

North American Numbering Plan Administration

NANPA 3.5 Costs

OTHER DIRECT COST SUMMARY

Option Year 2	CLIN 0201		CLIN 0302		CLIN 0403		CLIN 0504		CLIN 0505		Total

[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Total	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]

North American Numbering Plan Administration

NANPA 3.5 Costs

OTHER DIRECT COST SUMMARY

Option Year 3	CLIN 0301		CLIN 0302		CLIN 0303		CLIN 0304		CLIN 0305		Total

[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Total	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]

North American Numbering Plan Administration

NANPA 3.5 Costs

OTHER DIRECT COST SUMMARY

Option Year 4	CLIN 0401		CLIN 0402		CLIN 0403		CLIN 0404		CLIN 0405		Total

[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Total	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]

North American Numbering Plan Administration

NANPA 3.5 Costs

OTHER DIRECT COST DETAIL

Base Year	CLIN 0001		CLIN 0002		CLIN 0003		CLIN 0004		CLIN 0005		Total

FTE Months
$ / FTE	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Telecom	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

FTE Months
$ / FTE	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Office Supplies	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

FTE Months
$ / FTE	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Postage	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

FTE Months
$ / FTE	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Printing	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Square Foot Months
$ / Square Foot	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Facility	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Units
$ / Unit	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Subscription	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Subtotal Other Cost

Total Bonus/ Incentives	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Travel	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Other Direct Costs	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

North American Numbering Plan Administration

NANPA 3.5 Costs

OTHER DIRECT COST DETAIL

Option Year 1	CLIN 0101		CLIN 0102		CLIN 0103		CLIN 0104		CLIN 0105		Total

FTE Months
$ / FTE	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Telecom	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

FTE Months
$ / FTE	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Office Supplies	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

FTE Months
$ / FTE	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Postage	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

FTE Months
$ / FTE	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Printing	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Square Foot Months
$ / Square Foot	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Facility	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Units
$ / Unit	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Subscription	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Subtotal Other Cost

Total Bonus/ Incentives	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Travel	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Other Direct Costs	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

North American Numbering Plan Administration

NANPA 3.5 Costs

OTHER DIRECT COST DETAIL

Option Year 2	CLIN 0201		CLIN 0202		CLIN 0203		CLIN 0204		CLIN 0205		Total

FTE Months
$ / FTE	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Telecom	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

FTE Months
$ / FTE	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Office Supplies	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

FTE Months
$ / FTE	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Postage	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

FTE Months
$ / FTE	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Printing	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Square Foot Months
$ / Square Foot	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Facility	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Units
$ / Unit	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Subscription	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Subtotal Other Cost

Total Bonus/ Incentives	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Travel	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Other Direct Costs	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

North American Numbering Plan Administration

NANPA 3.5 Costs

OTHER DIRECT COST DETAIL

Option Year 3	CLIN 0301		CLIN 0302		CLIN 0303		CLIN 0304		CLIN 0305		Total

FTE Months
$ / FTE	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Telecom	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

FTE Months
$ / FTE	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Office Supplies	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

FTE Months
$ / FTE	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Postage	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

FTE Months
$ / FTE	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Printing	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Square Foot Months
$ / Square Foot	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Facility	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Units
$ / Unit	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Subscription	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Subtotal Other Cost

Total Bonus/ Incentives	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Travel	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Other Direct Costs	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

North American Numbering Plan Administration

NANPA 3.5 Costs

OTHER DIRECT COST DETAIL

Option Year 4	CLIN 0401		CLIN 0402		CLIN 0403		CLIN 0404		CLIN 0405		CLIN 0406	Total

FTE Months
$ / FTE	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]		$	[***]
Total Telecom	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]		$	[***]

FTE Months
$ / FTE	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]		$	[***]
Total Office Supplies	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]		$	[***]

FTE Months
$ / FTE	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]		$	[***]
Total Postage	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]		$	[***]

FTE Months
$ / FTE	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]		$	[***]
Total Printing	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]		$	[***]

Square Foot Months
$ / Square Foot	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]		$	[***]
Total Facility	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]		$	[***]

Units
$ / Unit	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]		$	[***]
Total Subscription	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]		$	[***]

Subtotal Other Cost

Total Bonus/ Incentives	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]		$	[***]
Total Travel	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]		$	[***]
Total Other Direct Costs	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]		$	[***]

North American Numbering Plan Administration

NANPA 3.5 Costs

OTHER DIRECT COSTS — TRAVEL DETAIL

	CLIN 0004		CLIN 0104		CLIN 0204		CLIN 0304		CLIN 0404		Total

Distance Trips
$ / Trip	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Distance Trips	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Days Lodging
$ / Day	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Lodging	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Meals
$ / Meal	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Meals	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Rentals
$ / Rental	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total Transportation	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Total	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

NANPA 3.6 Cost

North American Numbering Plan Administration

NANPA 3.6 Cost

INDIRECT COST SUMMARY

Base Year		0001		0002		0003		0004		0005			Total
	Labor Burden	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]		$	[***]
	G & A Expense	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]		$	[***]
	Subtotal	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]		$	[***]

Option Year 1		0101		0102		0103		0104		0105			Total
	Labor Burden	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]		$	[***]
	G & A Expense	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]		$	[***]
	Subtotal	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]		$	[***]

Option Year 2		0201		0202		0203		0204		0205			Total
	Labor Burden	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]		$	[***]
	G & A Expense	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]		$	[***]
	Subtotal	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]		$	[***]

Option Year 3		0301		0302		0303		0304		0305			Total
	Labor Burden	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]		$	[***]
	G & A Expense	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]		$	[***]
	Subtotal	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]		$	[***]

Option Year 4		0401		0402		0403		0404		0405		0406	Total
	Labor Burden	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]		$	[***]
	G & A Expense	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]		$	[***]
	Subtotal	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]		$	[***]

Total		$	[***]	$	[***]	$	[***]	$	[***]	$	[***]		$	[***]

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

North American Numbering Plan Administration

NANPA 3.6 Cost

INDIRECT COST DETAIL

Base Year	CLIN 0001			CLIN 0002			CLIN 0003			CLIN 0004			CLIN 0005			TOTAL

Labor	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]		$	[***]
Labor Burden %	[***]		%	[***]		%	[***]		%	[***]		%	[***]		%	[***]		%
Labor Burden	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]		$	[***]

Other Direct Costs	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]		$	[***]

Total Direct Costs	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]		$	[***]

G&A %	[***]		%	[***]		%	[***]		%	[***]		%	[***]		%	[***]		%
G&A Expense	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]		$	[***]

Total	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]		$	[***]

North American Numbering Plan Administration

NANPA 3.6 Cost

INDIRECT COST DETAIL

Option Year 1	CLIN 0101			CLIN 0102			CLIN 0103			CLIN 0104			CLIN 0105			TOTAL

Labor	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]		$	[***]
Labor Burden %	[***]		%	[***]		%	[***]		%	[***]		%	[***]		%	[***]		%
Labor Burden	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]		$	[***]

Other Direct Costs	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]		$	[***]

Total Direct Costs	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]		$	[***]

G&A %	[***]		%	[***]		%	[***]		%	[***]		%	[***]		%	[***]		%
G&A Expense	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]		$	[***]

Total	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]		$	[***]

North American Numbering Plan Administration

NANPA 3.6 Cost

INDIRECT COST DETAIL

Option Year 2	CLIN 0201			CLIN 0202			CLIN 0203			CLIN 0204			CLIN 0205			TOTAL

Labor	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]		$	[***]
Labor Burden %	[***]		%	[***]		%	[***]		%	[***]		%	[***]		%	[***]		%
Labor Burden	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]		$	[***]

Other Direct Costs	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]		$	[***]

Total Direct Costs	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]		$	[***]

G&A %	[***]		%	[***]		%	[***]		%	[***]		%	[***]		%	[***]		%
G&A Expense	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]		$	[***]

Total	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]		$	[***]

North American Numbering Plan Administration

NANPA 3.6 Cost

INDIRECT COST DETAIL

Option Year 3	CLIN 0301			CLIN 0302			CLIN 0303			CLIN 0304			CLIN 0305			TOTAL

Labor	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]		$	[***]
Labor Burden %	[***]		%	[***]		%	[***]		%	[***]		%	[***]		%	[***]		%
Labor Burden	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]		$	[***]

Other Direct Costs	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]		$	[***]

Total Direct Costs	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]		$	[***]

G&A %	[***]		%	[***]		%	[***]		%	[***]		%	[***]		%	[***]		%
G&A Expense	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]		$	[***]

Total	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]		$	[***]

SECTION 4.1                     BILL OF MATERIALS

CLIN 0001 BILL OF MATERIALS

TYPE	HW QTY.	HW SPEC. QTY.	SW QTY.	MAINT. QTY.	MAINT. YRS	PART	DESCRIPTION	PRICE
								$	[***]
								$	[***]
								$	[***]
								$	[***]

[* * * 4 pages]

SECTION 4.2       QUOTES

[Graphic Material]

SECTION 4.3       PRODUCT LITERATURE

[Graphic Material]

[* * *]

[* * *]

Enterprise Services (TRD 11)

[* * *]

[* * *]	APPENDIX

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NANPA - Scope of Work change #1 Proposal - INC ISSUE 434	7/16/2004

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.	Contract ID Code

2.	Amendment/Modification No.	0002

3.	Effective Date	07/09/2004

4.	Requisition/Purchase Req. No.

5.	Project No. (if applicable)

6.	Issued by	Code 00001 FCC/Contracts and Purchasing Center 445 12th St., SW Washington, DC 20554

7.	Administered by (if other than item 6)	Code

8	Name and Address of Contractor (No., street, county, State and Zip Code)	NeuStar, Inc. 46000 Center Oak Plaza Sterling, VA 20166

9a.	Amendment of Solicitation No.

9b.	Dated (See item 11)

10a	☒Modification of Contract/Order No. CON03000016

10b.	☒Dated (See Item 13)

11.	This item only applies to amendments of solicitations

NANPA - Scope of Work change #1 Proposal - INC ISSUE 434	7/16/2004

☐The above numbered solicitation is amended as set forth in Item 14.

The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.	Accounting and Appropriation Data (If required)	No Funding Information

13.	This Item only applies to modification of contracts/orders. It modifies the contract/order no. as described in Item 14

13a.	Check One	This change order is issued pursuant to: (Specify authority) the changes set forth in Item 14 are made in the contract order no. in Item 10A.

☐

13b.	☐

The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) Set forth in Item 14, pursuant to the authority of authority of FAR 43.103(b).

13c.	☐	This supplemental agreement is entered into pursuant to authority of:

13d.	☐	Other (Specify type of modification and authority) FAR 1.6, “authority of Contracting Officer”

13e.	Important: Contractor ☐ is not, ☐ is required to sign this document and return copies to the issuing office.

v

NANPA - Scope of Work change #1 Proposal - INC ISSUE 434	7/16/2004

14.

Description of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The above numbered contract is hereby modified to exercise option year one effective July 9, 2004 through July 8, 2005. All other terms and conditions remain the same.

15a.	Name and Title of Signer (Type or print)

15b.	Contractor/Offeror	(Signature of person authorized to sign)

15c.	Date signed

16a.	Name and Title of Contracting Officer (Type or print)	Mark Oakey

16b.	United States of America	/s/ by Mark Oakey
(Signature of Contracting Officer)

16c.	Date signed	7/7/04

NANPA - Scope of Work change #1 Proposal - INC ISSUE 434	7/16/2004

Schedule

Line Item Summary	Document Number	Title	Page
	CON03000016/0002	NANP Administrator	2 of 2

No Funding Information

Line Item Number	Description	Delivery Date (Start date to End date)	Quantity	Unit of Issue	Unit Price	Total Cost

No Changed Line Item Fields

Previous Total Modification Total: Grand Total:

NANPA - Scope of Work change #1 Proposal - INC ISSUE 434	7/16/2004

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.	Contract ID Code

2.	Amendment/Modification No.	0003

3.	Effective Date	01/06/2005

4.	Requisition/Purchase Req. No.

5.	Project No. (if applicable)

6.	Issued by	Code 00001 FCC/Contracts and Purchasing Center 445 12th St., SW Washington, DC 20554

7.	Administered by (if other than item 6)	Code

8	Name and Address of Contractor (No., street, county, State and Zip Code)	NeuStar, Inc. 46000 Center Oak Plaza Sterling, VA 20166

9a.	Amendment of Solicitation No.

9b.	Dated (See item 11)

10a	☒Modification of Contract/Order No. CON03000016

10b.	☒Dated (See Item 13)

11.	This item only applies to amendments of solicitations

NANPA - Scope of Work change #1 Proposal - INC ISSUE 434	7/16/2004

☐The above numbered solicitation is amended as set forth in Item 14.

The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning          copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.	Accounting and Appropriation Data (If required)	No Funding Information

13.	This Item only applies to modification of contracts/orders. It modifies the contract/order no. as described in Item 14

13a.	Check One	This change order is issued pursuant to: (Specify authority) the changes set forth in Item 14 are made in the contract order no. in Item 10A.

☐

13b.	☐

The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) Set forth in Item 14, pursuant to the authority of authority of FAR 43.103(b).

13c.	☐	This supplemental agreement is entered into pursuant to authority of:

13d.	☒	Other (Specify type of modification and authority) FAR 1.6, “authority of Contracting Officer”

13e.	Important: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.

NANPA - Scope of Work change #1 Proposal - INC ISSUE 434	7/16/2004

14.

Description of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The above numbered contract is hereby modified to exercise option year one effective July 9, 2004 through July 8, 2005. All other terms and conditions remain the same.

15a.	Name and Title of Signer (Type or print)

15b.	Contractor/Offeror	(Signature of person authorized to sign)

15c.	Date signed

16a.	Name and Title of Contracting Officer (Type or print)	Mark Oakey

16b.	United States of America	/s/ by Mark Oakey
(Signature of Contracting Officer)

16c.	Date signed	01/06/2005

x

NANPA - Scope of Work change #1 Proposal - INC ISSUE 434	7/16/2004

Schedule

Line Item Summary	Document Number	Title	Page
	CON03000016/0003	NANP Administrator	2 of 2

No Funding Information

Line Item Number	Description	Delivery Date (Start date to End date)	Quantity	Unit of Issue	Unit Price	Total Cost

No Changed Line Item Fields

Previous Total Modification Total: Grand Total:

NANPA – Scope of Work Change # 1 Proposal – INC Issue 434	7/16/2004

NANP Administration Services
Scope of Work Change Proposal # 1
(LNPA Issue #434 - “Removal of Codes from NPAC When
There Are Ported Numbers”)
July 16, 2004

NeuStar, Inc.	46000 Center Oak Plaza
Building 10
Sterling, VA 20166

NANPA - Scope of Work change #1 Proposal - INC ISSUE 434	7/16/2004

NANPA - Scope of Work change #1 Proposal - INC ISSUE 434	7/16/2004

1.             Introduction

1.1.         Purpose and Scope

In accordance with NeuStar’s contract(1) and our constant effort provide the best support and value to both the FCC and the telecommunications industry, NeuStar, as the North American Numbering Plan Administrator (NANPA) hereby submits this scope of work change to the Federal Communications Commission (FCC) for approval. This scope of work change is in compliance with NANPA’s Change Management protocol and most importantly per requirements as outlined in NANP Administrator Solicitation SOL03000001, Section H.9, Item 5, which states the following:

“If and when a change to the NANPA system is adopted by the NANC or the INC, the contractor’s liaison shall ensure that the proposed change is forwarded to the Contracting Officer and the Contracting Officer’s Technical Representative (COTR). No change shall be binding until such modification is issued, nor shall the Government be liable for any costs associated with a system change until such modification is issued.”

2.1.         Modification of Guidelines

Pursuant to NeuStar’s contact, the NANPA shall participate in the development and modification of guidelines and procedures, which may affect the performance of the NANPA functions. These changes may be derived from regulatory directives and/or modifications to guidelines. In addition, new guidelines may be developed as appropriate to comply with regulatory directives. The NANPA shall adopt and implement any changes that are consistent with regulatory directives after they are officially adopted, recognizing that some may constitute a change in the scope of work.

When the Industry Numbering Committee (INC) places any changes to its guidelines in initial closure, the NANPA shall submit an assessment regarding the impact of scope of work, time and costs to the INC, the North American Numbering Council (NANC) and the FCC within 30 days.(2)

This document provides detailed information pertaining to the INC’s requirement submitted on June 18, 2004. This change order document covers the required subject matters such as explaining the industry’s requirements, proposed solution, costs and risk and assumptions.

(1)   Contract Number CON03000016 and the NANPA Technical Requirements Document, March 2003

(2)   NANPA Technical Requirements Document, March 2003, Section 2.10, Modification of Guidelines

NANPA - Scope of Work change #1 Proposal - INC ISSUE 434	7/16/2004

2.             Proposed Industry Numbering Committee (INC) Scope of Work Change

During the March 30, 2004 INC meeting, INC Issue 434 was accepted. It was resolved and moved to Initial Closure on June 18, 2004. This issue does not affect the NANP Administration

System (NAS), but it does affect NANPA operations.

Issue 434: Removal of Codes from NPAC When There Are Ported Numbers The official INC issue statement is stated below and can also be found on the ATIS website:

A)                            ISSUE STATEMENT

The INC received a letter from the LNPA WG alerting INC to a problem related to removing codes from NPAC’s network data when the code is being recovered (see GS-398). In a code recovery situation, the NPAC removes the code from its network data 15 business days prior to the planned LERG disconnect date. Sometimes, the NPAC finds that there are ported numbers in the code and thus is unable to remove the code from its network data. However, there are instances when the code must be removed even though there are ported numbers on the code. For example, Carrier X has ceased operations and its ported-in customers abandoned their numbers. Consequently, the ported number records remained in tact but are associated with non-working numbers. Later, the code associated with the non-existent customers’ numbers is recovered, but because the ported TN records still exist in NPAC, the code cannot be removed from NPAC’s network data. When the code is reassigned in the LERG to another carrier, the new LERG-assignee for the code cannot enter the code in NPAC’s network data as its own, and pooled blocks must be created and ported to the new LERG-assignee to work around the limitation. Further, the new LERG-assignee cannot make full use of the code because the numbers remaining in NPAC as ported cannot be assigned to its customers, i.e., traffic to these numbers would not route to the new LERG-assignee’s switch, but still to the LRN of Carrier X.

The problem is that NPAC has no authority to remove a code with active numbers from the NPAC data network, even if it can be determined that the numbers are not working.

B)                            FOLLOWING RESOLUTION FROM INC

The following text changes were made to the final paragraph of Section 3 of the Central Office Code (NXX) Assignment Guidelines, Procedures for Code Holder Exit (Appendix C):

If there are active or pending ports on the returned NXX code pending disconnect, or if porting of TNs occurs on a returned NXX code after NANPA has issued a Part 3 disconnect but prior to the 15 business days before the effective date of the disconnect, NPAC should notify NANPA that a port has occurred. NPAC also will disregard the Part 3 disconnect information and will not suspend porting at the 15 business-day timeframe. NANPA will request approval from the appropriate regulatory authority for NPAC to delete the Subscription Version(s) (SVs) from its databases. Written approval from the regulator for the deletion of the SVs from the NPAC databases may be sent to NPAC directly from the regulator or via NANPA.

2

NANPA - Scope of Work change #1 Proposal - INC ISSUE 434	7/16/2004

3.             NeuStar’s Proposed Solution

NeuStar’s NANPA reviewed the INC Issue 434 from an operational perspective and proposes that the INC resolution, as stated in the INC Issue statement, is adequate for meeting the industry requirement. No changes to the NANP Administration System (NAS) are required.

4.             Risk and Assumptions

Part of NANPA’s assessment of this Scope of Work Change is to consider the associated risks and assumptions that can have an impact on the operation.

NeuStar notes that the proposed process of NANPA interfacing between the NPAC and the appropriate regulators may result in service providers’ increased failure to comply with the industry requirement to “disconnect and remove all records related to the LRN and NXX code, including intra-SP ported TNs, from the NPAC database.”(3) That is, service providers may come to rely on NANPA to implement the process of removing ported telephone numbers from the NPAC rather than complying with the guidelines and performing this work themselves. As a result, the proposed solution may become time consuming for NANPA if there are periods when large quantities of NXX codes are returned to NANPA where service providers have failed to fulfill their responsibilities as described in industry guidelines.

This solution also provides a risk that NXX codes could be held in an indefinite waiting period if NANPA is unable to contact and/or obtain written approval from the appropriate regulator to remove the codes from the NPAC database.

5.             Cost Assumptions and Summary

With any Scope of Work Change, NANPA must consider the associated costs that can be incurred with the resolution of INC Issue 434. As mentioned above, this new process would be an operational implementation and may require additional resources, depending on the volume of returned NXX codes where service providers fail to comply with the industry requirement to remove all NPAC records related to the LRN and NXX code.

Since it is unknown at this time how often such situations as described in Section 4 above will arise, NANPA cannot estimate whether it will incur additional operational costs as a result of this guidelines change. To this end, NANPA proposes to implement the new process at no cost but reserves the right to revisit this situation with the INC, NANC and the FCC if the concerns expressed above occur.

(3)   The Assumptions Section 2.12 of the Appendix C of the INC Central Office Code (NXX) Assignment Guidelines states that “It is the responsibility of the SP returning the NXX code to disconnect and remove all records related to the LRN and NXX code, including intra-SP ported TNs, from the NPAC database. If a NXX code is reassigned and there are still old records in NPAC, the new code holder will encounter problems with the affected numbers from the reassigned NXX code, e.g., porting records on TNs not in service.”

3

NANPA - Scope of Work change #1 Proposal - INC ISSUE 434	7/16/2004

6.             Conclusion

NeuStar, as the NANPA, does hereby seek the FCC’s approval for this Scope of Work Change in order for proper communication protocols to be executed by which the industry can be made aware that NANPA is accommodating this Scope of Work change order.

4

NANPA - Scope of Work Change # 2 Proposal -
Interim Red Light Rule Process	October 13, 2004

NANP Administration Services
Scope of Work Change Proposal # 2
Interim Red Light Rule Process
October 13, 2004

NANPA - Scope of Work Change # 2 Proposal -
Interim Red Light Rule Process	October 13, 2004

ii

NANPA - Scope of Work Change # 2 Proposal -
Interim Red Light Rule Process	October 13, 2004

1.             Introduction

1.1.         Purpose and Scope

In accordance with NeuStar’s contract(4) and our constant effort to provide the best support and value to both the Federal Communication Commission (FCC) and the telecommunications industry, NeuStar, as the North American Numbering Plan Administrator (NANPA), hereby submits this scope of work change to the FCC for approval. This scope of work change is in compliance with NANPA’s Change Management protocol and is consistent with the requirements outlined in NANP Administrator Solicitation SOL03000001-, Section H.9, Item 5, which states the following:

“If and when a change to the NANPA system is adopted by the NANC or the INC, the contractor’s liaison shall ensure that the proposed change is forwarded to the Contracting Officer and the Contracting Officer’s Technical Representative (COTR). No change shall be binding until such modification is issued, nor shall the Government be liable for any costs associated with a system change until such modification is issued.”

1.2.         Modification of NANPA Scope of Work

Pursuant to NeuStar’s contact, the NANPA shall participate in the development and modification of guidelines and procedures, which may affect the performance of the NANPA functions. These changes may be derived from regulatory directives and/or modifications to guidelines. In addition, new guidelines may be developed as appropriate to comply with regulatory directives. The NANPA shall adopt and implement those changes that are consistent with regulatory directives after they are officially adopted, recognizing that some may constitute a change in the scope of work.

On September 8, 2004, the FCC issued a Public Notice regarding the interpretation of the Red Light Rule.(5) The notice reads, in pertinent part:

The new rule, found at 47 C.F.R. §1.1910 and commonly referred to as the “red light rule,” provides that anyone filing an application or seeking a benefit from the Commission or one of its components (including the Universal Service Administrative Corporation, the Telecommunications Relay Service, or the North American Numbering Plan Administrator) who is delinquent in debts owed to the Commission will be barred from receiving a license or other benefit until the

(4)   Contract Number CON03000016 and the NANPA Technical Requirements Document, March 2003

(5)   The Debt Collection Improvement Act of 1996, 47 C.F.R. § 1.1910, commonly referred to as the “red light rule.”

NANPA - Scope of Work Change # 2 Proposal -
Interim Red Light Rule Process	October 13, 2004

delinquency has been resolved. Under this rule, when an application or request for benefit is filed, the FCC Registration Number (FRN) will be checked to determine if the entity or person is delinquent in debt owed to the Commission.

On September 13, 2004, NeuStar received a letter from the FCC’s Wireline Competition Bureau and the Office of Managing Director(6) that directed NeuStar, acting as the North American Numbering Plan Administrator “to withhold numbering resources from any entity identified by the FCC as not having paid or made satisfactory arrangement for payment of any debts owed to the Commission.”

Currently, FCC Contract Number CON03000016 does not contain any reference to the Red Light Rule, nor does it require the NANPA to perform the multiple processes, which will be necessary to implement the rule. By this change order proposal, we offer to provide those services required by the Red Light Rule Order and the September 13 Letter. This document provides the information required by the contract, such as identifying the new requirements, offering our proposed solution, and addressing its cost, risks, and assumptions.

2.             Proposed FCC Scope of Work Change

In accordance with the North American Numbering Plan Administration Technical Requirements Document, dated March 2003, the NANP Administration System (NAS) assigns resources based upon the Operating Company Number (OCN) of a carrier. All utilization and months-to-exhaust forms, as well as all other functions of NAS, are keyed to OCNs. The FCC is administering the Red Light Rule using companies’ FCC Registration Numbers (FRNs). A service provider may have multiple OCNs per FRN. For the NANPA to implement the Red Light Rule properly, it is necessary for NANPA to identify which OCNs are associated with any FRN appearing on the FCC delinquent list. The FCC will post this delinquent FRN list daily to its website. NANPA will then process the list in order to identify which OCNs match the FRNs on the list and withhold numbering resources from those applicants whose OCNs on the application form matches an FRN that appears on the FCC delinquent list.

3.             NeuStar’s Proposed Solution

In order to implement the FCC Red Light Rule for central office code application processing,(7) the NANPA proposes using a short-term, labor-intensive interim manual procedure that will be followed by the implementation of a long-term mechanized process. (See NANP Administration Services, Scope of Work Change Proposal #3, NAS Implementation of the Red Light Rule, which is being filed simultaneously with this Change Order.)

(6)   Letter to Mindy Ginsburg, NeuStar, from Mark Reger, Chief Financial Officer, Office of Managing Director and Richard Lerner, Acting Deputy Chief, Wireline Competition Bureau, FCC, September 13, 2004 (the September 13 Letter).

(7)   This includes central office code requests from geographic area codes, the 500 area code and the 900 area code.

NANPA - Scope of Work Change # 2 Proposal -
Interim Red Light Rule Process	October 13, 2004

NeuStar’s NANPA has reviewed the implementation of the Red Light Rule from both the operational and technical perspectives. We believe that our proposed solution set forth below will enable us to properly assign and deny resources in accordance with the Rule beginning November 1, 2004.

Interim Solution:

1.             On a daily basis, NANPA staff will access the FCC FTP file containing delinquent FRNs.

2.             NANPA staff will run a report that compares the FRNs in the FTP file with the FRNs reported via the Number Resource Utilization/Forecast (NRUF) reporting process. This comparison permits the identification of the Operating Company Number(s) (OCNs) associated with the FRN.

3.             NANPA staff will generate a report of OCN(s) that are ineligible to receive numbering resources due to the appearance of their FRN on the FCC delinquent list. This report will be available to NANPA staff processing central office code assignment requests.

4.             At the end of each business day, NANPA staff will run a query to identify all pending assignment/reservation applications for central office codes in geographic area codes. A comparison will be performed on each pending assignment/reservation application to determine if the requesting OCN is on that day’s FCC delinquent list, and a list of those applications will be generated. NANPA Code Administrators will be provided with this list.

5.             If a NANPA Code Administrator processes any of those applications during the next business day, a Part 3 denial will be created with standard verbiage providing the reason for the denial and the contact information for the FCC’s Red Light Rule help desk.

NANPA will also provide a list of FRNs and associated OCNs to the National Pooling Administrator (PA) because the PA is also subject to the requirements of the Red Light Rule and the September 13 letter, but has no independent access to the OCNs in the NRUF data that is submitted to the NANPA.

Questions concerning an entity’s status with regard to debts and payment must be directed to the FCC. NANPA will not have any information on these matters. In compliance with the FCC’s requirements for NANPA, NANPA will simply use the list of delinquent FRNs provided by the FCC and identify the associated OCNs as part of the resource assignment and review process.

4.             Assumptions and Risks

Part of the NANPA’s assessment of this change order is to identify the associated assumptions and consider the risks that can have an impact on our operations.

Assumptions:

1.             NANPA assumes that the FCC FTP file will be available each business day. If there are any problems or issues that result in an updated file not being available, NANPA will use the most recent FRN list the FCC made available to the NANPA.

NANPA - Scope of Work Change # 2 Proposal -
Interim Red Light Rule Process	October 13, 2004

2.             NANPA assumes the proposed interim solution outlined in this change order proposal will be eliminated when the NAS is modified to enable it to perform the manual functions included in this proposal (within the next 6 months).

3.             NANPA assumes when carriers call to request information relating to the denial, NANPA will only be required to explain the Red Light Rule and its application in the assignment of number resources. Questions concerning an entity’s status with regard to debts and payment must be directed to the FCC.

4.             NANPA assumes the information provided to it on the FCC’s delinquent list is true and accurate.

If the process expands beyond the assumptions, the NANPA reserves the option of filing a revised change order proposal to address the additional expansion.

Risks

As with any manual process, the risks of human error are greater than with a mechanized process. Further, NANPA relies on the NRUF data for the FRN-to-OCN associations. The accuracy of the FRN to OCN association performed by NANPA is only as reliable as the information that carriers have entered on their NRUF Form 502 submissions.

Impact on Operations

The proposed solution impacts our operations by requiring NANPA staff to perform additional functions not identified in the contract. Specifically, they fall into the following categories:

1.             Accessing the daily FCC delinquent FRN list and transforming the information into a list of delinquent OCNs;

2.             Checking central office assignment applications against the delinquent OCN list and denying those assignment/reservation applications that contain an OCN appearing on the delinquent OCN list;

3.             Providing a list of FRNs and associated OCNs to the Pooling Administrator; and

4.             Addressing additional calls and emails that result from the implementation of the new criteria.

5.             Cost

Although NANPA personnel will, on a temporary basis, assume significant additional tasks to accomplish the processes described herein, there will be no cost associated with this short-term change order proposal. If however, NAS is not modified within 6 months to accommodate the Red Light Rule (see NANPA Change Order #3, NAS Implementation of the Red Light Rule), NANPA may seek to hire additional personnel to perform the functions on a long-term basis. The costs associated with hiring additional personnel would be the subject of a separate change order proposal.

NANPA - Scope of Work Change # 2 Proposal -
Interim Red Light Rule Process	October 13, 2004

6.             Conclusion

NeuStar, as the NANPA, hereby seeks the FCC’s approval for this Scope of Work Change in order for proper communication protocols to be executed by which the industry can be made aware of NANPA’s implementation of the new requirements generated by the FCC’s adoption of the Red Light Rule. In reviewing the impacts of the Red Light Rule on NANPA operations, the proposal attempts to develop a plan that permits the immediate implementation of the Red Light Rule while NANPA pursues a long-term, system-oriented solution to new implementation requirements presented by the Red Light Rule.

NANP Administration Services
Scope of Work Change Proposal #3
NAS Implementation of the Red Light Rule
October 13, 2004

3

NANPA - Scope of Work Change # 3 Proposal -
NAS Implementation of the Red Light Rule	October 13, 2004

ii

1.             Introduction

1.1.         Purpose and Scope

In accordance with NeuStar’s contract(8) and our constant effort to provide the best support and value to both the Federal Communication Commission (FCC) and the telecommunications industry, NeuStar, as the North American Numbering Plan Administrator (NANPA), hereby submits this scope of work change to the FCC for approval. This scope of work change is in compliance with NANPA’s Change Management protocol and is consistent with the requirements outlined in NANP Administrator Solicitation SOL03000001, Section H.9, Item 5, which states the following:

“If and when a change to the NANPA system is adopted by the NANC or the INC, the contractor’s liaison shall ensure that the proposed change is forwarded to the Contracting Officer and the Contracting Officer’s Technical Representative (COTR). No change shall be binding until such modification is issued, nor shall the Government be liable for any costs associated with a system change until such modification is issued.”

1.2.         Modification of NANPA Scope of Work

Pursuant to NeuStar’s contact, the NANPA shall participate in the development and modification of guidelines and procedures, which may affect the performance of the NANPA functions. These changes may be derived from regulatory directives and/or modifications to guidelines. In addition, new guidelines may be developed as appropriate to comply with regulatory directives. The NANPA shall adopt and implement those changes that are consistent with regulatory directives after they are officially adopted, recognizing that some may constitute a change in the scope of work.

On September 8, 2004, the FCC issued a Public Notice regarding the interpretation of the Red Light Rule(9) The notice reads, in pertinent part:

The new rule, found at 47 C.F.R. §1.1910 and commonly referred to as the “red light rule,” provides that anyone filing an application or seeking a benefit from the Commission or one of its components (including the Universal Service Administrative Corporation, the Telecommunications Relay Service, or the North American Numbering Plan Administrator) who is delinquent in debts owed to the Commission will be barred from receiving a license or other benefit until the delinquency has been resolved. Under this rule, when an application or request for

(8)   Contract Number CON03000016 and the NANPA Technical Requirements Document, March 2003

(9)   The Debt Collection Improvement Act of 1996, 47 C.F.R. §1.1910, commonly referred to as the “red light rule.” 0 NeuStar, Inc. 2004 NeuStar Proprietary and Confidential -3-

benefit is filed, the FCC Registration Number (FRN) will be checked to determine if the entity or person is delinquent in debt owed to the Commission.

On September 13, 2004, NeuStar received a letter from the FCC’s Wireline Competition Bureau and the Office of Managing Director(10) that directed NeuStar, acting as the North American Numbering Plan Administrator “to withhold numbering resources from any entity identified by the FCC as not having paid or made satisfactory arrangement for payment of any debts owed to the Commission.”

Currently, FCC Contract Number CON03000016 does not contain any reference to the Red Light Rule, nor does it require the NANPA to perform the multiple processes, which will be necessary to implement the rule. By this change order proposal, we offer to provide those services required by the Red Light Rule Order and the September 13 Letter. This document provides the information required by the contract, such as identifying the new requirements, offering our proposed solution, and addressing its cost, risks, and assumptions.

2.             Proposed FCC Scope of Work Change

In accordance with the North American Numbering Plan Administration Technical Requirements Document, dated March 2003, the NANP Administration System (NAS) assigns resources based upon the Operating Company Number (OCN) of a carrier. All utilization and months-to-exhaust forms, as well as all other functions of NAS, are keyed to OCNs. The FCC is administering the Red Light Rule using companies’ FCC Registration Numbers (FRNs). A service provider may have multiple OCNs per FRN. For the NANPA to implement the Red Light Rule properly, it is necessary for NANPA to identify which OCNs are associated with any FRN appearing on the FCC delinquent list. The FCC will post this delinquent FRN list daily to its website. NANPA will then process the list in order to identify which OCNs match the FRNs on the list and withhold numbering resources from those applicants whose OCNs on the application form matches an FRN that appears on the FCC delinquent list.

3.             NeuStar’s Proposed Solution

In order to implement the FCC Red Light Rule for central office code application processing,(11) NANPA proposes modifying the NANP Administration System (NAS). We believe that our proposed solution set forth below will enable us to properly assign and deny resources in accordance with the Red Light Rule in the most efficient and effective manner possible. .

Solution:

(10) Letter to Mindy Ginsburg, NeuStar, from Mark Reger, Chief Financial Officer, Office of Managing Director and Richard Lerner, Acting Deputy Chief, Wireline Competition Bureau, FCC, September 13, 2004 (the September 13 Letter).

(11) This includes central office code requests from geographic area codes, the 500 area code and the 900 area code.

l.              On a daily basis, NAS will access the FCC FTP file containing delinquent FRNs.

2.             NAS will compare the FRNs in the FTP file with the FRNs reported via the Number Resource Utilization/Forecast (NRUF) reporting process. This comparison will permit the identification of the Operating Company Number(s) (OCNs) associated with the FRN.

3.             NAS will generate a report of OCN(s) that are ineligible to receive numbering resources due to the appearance of their FRN on the FCC delinquent list. This report will be available to NANPA staff processing central office code assignment requests.

4.             At the end of each business day, NAS will run a query to identify and flag all pending assignment/reservation applications for central office code in geographic area codes in which the OCN on the application appears on the delinquent NAS-generated OCN list.(12)

5.             If a NANPA Code Administrator processes any of those applications during the next business day, a Part 3 denial will be created with standard verbiage providing the reason for the denial and the contact information for the FCC’s Red Light Rule help desk.

NANPA will also provide a list of FRNs and associated OCNs to the National Pooling Administrator (PA) because the PA is also subject to the requirements of the Red Light Rule and the September 13 letter, but has no independent access to the OCNs in the NRUF data that is submitted to the NANPA.

Questions concerning an entity’s status with regard to debts and payment must be directed to the FCC. NANPA will not have any information on these matters. In compliance with the FCC’s requirements for NANPA, NANPA will simply use the list of delinquent FRNs provided by the FCC and identify the associated OCNs as part of the resource assignment and review process.

4.             Assumptions and Risks

Part of the NANPA’s assessment of this change order is to identify the associated assumptions and consider the risks that can have an impact on our operations.

Assumptions:

1.             NANPA assumes that the FCC FTP file will be available each business day. If there are any problems or issues that result in an updated file not being available, NAS will use the most recent FRN list the FCC made available to the NANPA.

2.             NANPA assumes when carriers call to request information relating to the denial, NANPA will only be required to explain the Red Light Rule and its application in the assignment of number resources. Questions concerning an entity’s status with regard to debts and payment must be directed to the FCC.

(12) Applications for the assignment/reservation of central office codes from the 500 and 900 NPAs will continue to be identified by the Code Administrator.

3.             NANPA assumes the information provided to it on the FCC’s delinquent list is true and accurate.

If the process expands beyond these assumptions, the NANPA reserves the option of filing a revised change order proposal to address the additional expansion.

Risks

This process relies on the NRUF data for the FRN-to-OCN associations. The accuracy of the FRN to OCN association performed by NANPA is only as reliable as the information that carriers have entered on their NRUF Form 502 submissions.

Impact on Operations

The proposed solution impacts the NAS by requiring the system to perform additional functions not identified in the contract. Specifically, they fall into the following categories:

1.             Accessing the daily FCC delinquent FRN list and transforming the information into a list of delinquent OCNs;

2.             Checking and flagging central office assignment applications against the delinquent OCN list;

3.             Denying those assignment/reservation applications that have been identified by NAS as containing an OCN appearing on the delinquent OCN list;

4.             Providing a list of FRNs and associated OCNs to the National Pooling Administrator; and

5.             Addressing additional calls and emails that result from the implementation of the new criteria.

5.             Cost

The proposed solution for implementation of the Red Light Rule requires changes in the NANP Administration System in order for NANPA Code Administration to identify automatically assignment/reservation applications and withhold numbering resources where the applicant is appears on the FCC delinquent FRN list. NANPA has determined that the cost associated with implementing this change in NAS is $13,121.31.

6.             Conclusion

NeuStar, as the NANPA, hereby seeks the FCC’s approval for this Scope of Work Change in order for proper communication protocols to be executed by which the industry can be made aware that NANPA’s implementation of the requirements generated by the FCC’s adoption of the Red Light Rule. The proposal and the costs identified herein are intended to permit the implementation of a long-term system-oriented solution to the new implementation requirements presented by the Red Light Rule.

AWARD/CONTRACT		1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)				Rating		Page of Pages
								1 2
2. CONTRACT (Proc. inst. Ident.) NO. CON03000016		3. EFFECTIVE DATE 07/09/2003		4. REQUISITION/PURCHASE REQUEST PROJECT NO.
5. ISSUED BY CODE		00001		6. ADMINISTERED BY (If other than Item 5) CODE
	FCC/Contracts and Purchasing Center 445 12th Str., SW Washington, DC 20554
7.	NAME AND ADDRESS OF CONTRACTOR			8. DELIVERY ☐ FOB Origin ☒ Other (See below)
	(No., street, city, county, State and ZIP Code)			9. DISCOUNT FOR PROMPT PAYMENT
	Neustar, Inc.				10 days	%
	46000 Center Oak Plaza				20 days	%
	Sterling, VA 20166				30 days	%
					days	%
CODE		FACILITY CODE			10. SUBMIT INVOICES (4 Copies unless other- wise specified) To THE ADDRESS SHOWN IN:	ITEM 12
11. SHIP TO/MARK FOR CODE				12. PAYMENT WILL BE MADE BY CODE
	No Contacts Identified FCC Warehouse 9300 E. Hampton Drive Capital Heights, MD 20743
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION: ☐ 10 U.S.C. 2304(c) ( ) ☐ 41 U.S.C. 253(c) ( )				14. ACCOUNTING AND APPROPRIATION DATA No Funding Information
15A. ITEM NO.		15B. SUPPLIES/SERVICES		15C. QUANTITY		15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
		SEE LINE ITEM DETAIL

				15G. TOTAL AMOUNT OF CONTRACT				0.00
16. TABLE OF CONTENTS
( )	SEC	DESCRIPTION	PAGE(S)	( )	SEC	DESCRIPTION		PAGE(S)
		PART I - THE SCHEDULE				PART II – CONTRACT CLAUSES
☒	A	SOLICITATION CONTRACT FORM	1	☒	I	CONTRACT CLAUSES		9-13
☒	B	SUPPLIES OR SERVICES AND PRICES/COSTS	1	PART III – LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
☒	C	DESCRIPTION/SPECS/WORK STATEMENT	1	☒	J	LIST OF ATTACHMENTS		13
	D	PACKAGING AND MARKING	N/A	PART IV – REPRESENTATIONS AND INSTRUCTIONS
☒	E	INSPECTION AND ACCEPTANCE	1		K	REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS OF OFFERORS
☒	F	DELIVERIES AND PERFORMANCE	1
☒	G	CONTRACT ADMINISTRATION DATA	2		L	INSTRS., CONDS., AND NOTICES TO OFFERORS
☒	H	SPECIAL CONTRACT REQUIREMENTS	4		M	EVALUATION FACTORS FOR AWARD
CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17.   CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return ___________________ copies to issuing office)
Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein.  The rights and obligations of the parties to this contract shall be subject to and governed by the following documents:  (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as attached or incorporated by reference herein.

(Attachments are listed herein.)

18.  ☒  AWARD   (Contractor is not required to sign this document.)  Your offer on Solicitation Number  SOL03000001/0001 including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets.  This award consummates the contract which consists of the following documents:  (a) the Government’s solicitation and your offer, and (b) this award/contract.  No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)				20A. NAME OF CONTRACTING OFFICER Dennis O. Dorsey
19b. NAME OF CONTRACTOR			19c. DATE SIGNED	20B. UNITED STATES OF AMERICA			20C. DATE SIGNED
By				By	/s/
(Signature of person authorized to sign)				(Signature of person authorized to sign			7-9-03
NSN 7540- 01 - 152 - 8088 PREVIOUS EDITION UNUSABLE				STANDARD FORM 26 (REV 4 – 85) Prescribed by GSA FAR (48 CFR) 53.214(a)

1

LINE ITEM SUMMARY	Document Number: CON03000016	Title: NANP Administrator	Page 2 of 2

No Funding Information

Line Item Number	Description	Delivery Date (Start date to End date)	Quantity	Unit of Issue	Unit Price	Total Cost
0001			0.00		$.000	$0.00

	Payments under this contract will be made by: NBANC, 80 S Jefferson Rd., Whippany, NJ 07981. Total award price: $5,686,487.00.

	This award incorporates price proposal dated May 12, 2003 from Neustar, Inc., clarifications of June 13, 2003, and incorporates all the terms and conditions of solicitation SOL 03000001.

	This award is made with $0 cost for the first 12 month period. Four one year options to be exercised solely at the disretion of the Government. Period of performance is 7/9/2003 through 7/8/2008.

					Total Cost:	$0.00

2

Federal Communications Commission Washington, D.C. 20554

July 9, 2003

Mr. John Ricker
NBANC
80 S. Jefferson Road
Whippany, NJ  07981

Dear Mr. Ricker:

This letter will serve as notification that the Federal Communications Commission (FCC) has awarded the NANPA follow-on contract to NeuStar, Inc., effective today.  Total award price for the five year term, is $5,686,487.00 running from 7-9-2003 through 7-8-2008.  Please note that for the base year of the contract the cost if $0.  Payments under the current NANPA agreement shall continue through February 8, 2004.

If you have any questions on this matter, please feel free to contact me on 202-418-0933 or moakey@fcc.gov.

Sincerely,

/s/
Mark W. Oakey
Contracting Officer